Variable Annuity Account Five

American General Life Insurance Company

Financial Statements

December 31, 2024

Report of Independent Registered Public Accounting Firm
To the Board of Directors of American General Life Insurance Company and the Contract Owners of Variable Annuity Account Five.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities including the schedules of portfolio investments, of each of the subaccounts of Variable Annuity Account Five indicated in the table below as of December 31, 2024, and the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Variable Annuity Account Five as of December 31, 2024, and the results of each of their operations, and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fidelity VIP Contrafund Portfolio Service Class 2 (1)	SST SA Multi-Managed International Equity Portfolio Class 3 (1)
Fidelity VIP Equity-Income Portfolio Service Class 2 (1)	SST SA Multi-Managed Large Cap Growth Portfolio Class 1 (1)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2 (1)	SST SA Multi-Managed Large Cap Growth Portfolio Class 2 (1)
Fidelity VIP Mid Cap Portfolio Service Class 2 (1)	SST SA Multi-Managed Large Cap Growth Portfolio Class 3 (1)
Fidelity VIP Overseas Portfolio Service Class 2 (1)	SST SA Multi-Managed Large Cap Value Portfolio Class 1 (1)
Goldman Sachs VIT Government Money Market Fund Service Shares (1)	SST SA Multi-Managed Large Cap Value Portfolio Class 2 (1)
SST Balanced Growth Strategy Class 1 (1)	SST SA Multi-Managed Large Cap Value Portfolio Class 3 (1)
SST Balanced Growth Strategy Class 2 (1)	SST SA Multi-Managed Mid Cap Growth Portfolio Class 1 (1)
SST Balanced Growth Strategy Class 3 (1)	SST SA Multi-Managed Mid Cap Growth Portfolio Class 2 (1)
SST Conservative Growth Strategy Class 1 (1)	SST SA Multi-Managed Mid Cap Growth Portfolio Class 3 (1)
SST Conservative Growth Strategy Class 2 (1)	SST SA Multi-Managed Mid Cap Value Portfolio Class 1 (1)
SST Conservative Growth Strategy Class 3 (1)	SST SA Multi-Managed Mid Cap Value Portfolio Class 2 (1)
SST Growth Strategy Class 1 (1)	SST SA Multi-Managed Mid Cap Value Portfolio Class 3 (1)
SST Growth Strategy Class 2 (1)	SST SA Multi-Managed Small Cap Portfolio Class 1 (1)
SST Growth Strategy Class 3 (1)	SST SA Multi-Managed Small Cap Portfolio Class 2 (1)
SST Moderate Growth Strategy Class 1 (1)	SST SA Multi-Managed Small Cap Portfolio Class 3 (1)
SST Moderate Growth Strategy Class 2 (1)	SAST SA AB Growth Portfolio Class 1 (1)
SST Moderate Growth Strategy Class 3 (1)	SAST SA AB Growth Portfolio Class 2 (1)
SST SA Allocation Balanced Portfolio Class 3 (1)	SAST SA AB Growth Portfolio Class 3 (1)
SST SA Allocation Growth Portfolio Class 3 (1)	SAST SA American Funds Global Growth Portfolio Class 3 (1)
SST SA Allocation Moderate Growth Portfolio Class 3 (1)	SAST SA American Funds Growth Portfolio Class 3 (1)
SST SA Allocation Moderate Portfolio Class 3 (1)	SAST SA American Funds Growth-Income Portfolio Class 3 (1)
SST SA American Century Inflation Protection Portfolio Class 3 (1)	SAST SA JPMorgan Ultra-Short Bond Portfolio Class 1 (1)
SST SA Columbia Focused Value Portfolio Class 2 (1)	SAST SA JPMorgan Ultra-Short Bond Portfolio Class 2 (1)
SST SA Columbia Focused Value Portfolio Class 3 (1)	SAST SA JPMorgan Ultra-Short Bond Portfolio Class 3 (1)
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1 (1)	SAST SA VCP Dynamic Allocation Portfolio Class 3 (1)
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2 (1)	SAST SA VCP Dynamic Strategy Portfolio Class 3 (1)
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3 (1)	T Rowe Price Blue Chip Growth Portfolio II Class (1)
SST SA Multi-Managed International Equity Portfolio Class 1 (1)	T Rowe Price Equity Income Portfolio II Class (1)
SST SA Multi-Managed International Equity Portfolio Class 2 (1)
(1)	Statement of Operations and Changes in Net Assets for the years ended December 31, 2024 and 2023.

1

Basis for Opinions
These financial statements are the responsibility of American General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of Variable Annuity Account Five based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub- accounts of Variable Annuity Account Five in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
April 17, 2025

We have served as the auditor of one or more of the sub-accounts of Corebridge Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

2

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2024

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
Fidelity VIP Contrafund Portfolio Service Class 2	$3,958,377	$—	$3,958,377	$32,233	$3,926,144	$3,958,377
Fidelity VIP Equity-Income Portfolio Service Class 2	4,843,474	—	4,843,474	3,960	4,839,514	4,843,474
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	8,484,464	—	8,484,464	6,598	8,477,866	8,484,464
Fidelity VIP Mid Cap Portfolio Service Class 2	5,264,485	—	5,264,485	22,207	5,242,278	5,264,485
Fidelity VIP Overseas Portfolio Service Class 2	3,199,632	—	3,199,632	16,671	3,182,961	3,199,632
Goldman Sachs VIT Government Money Market Fund Service Shares	4,322,452	—	4,322,452	—	4,322,452	4,322,452
SST Balanced Growth Strategy Class 1	8,730,467	—	8,730,467	168,505	8,561,962	8,730,467
SST Balanced Growth Strategy Class 2	35,654,462	—	35,654,462	626,637	35,027,825	35,654,462
SST Balanced Growth Strategy Class 3	24,610,795	—	24,610,795	86,122	24,524,673	24,610,795
SST Conservative Growth Strategy Class 1	5,508,053	—	5,508,053	—	5,508,053	5,508,053
SST Conservative Growth Strategy Class 2	24,027,506	—	24,027,506	80,862	23,946,644	24,027,506
SST Conservative Growth Strategy Class 3	15,714,362	—	15,714,362	292,747	15,421,615	15,714,362
SST Growth Strategy Class 1	17,673,518	—	17,673,518	219,669	17,453,849	17,673,518
SST Growth Strategy Class 2	30,271,585	—	30,271,585	16,960	30,254,625	30,271,585
SST Growth Strategy Class 3	29,567,972	—	29,567,972	45,232	29,522,740	29,567,972
SST Moderate Growth Strategy Class 1	10,664,117	—	10,664,117	39,613	10,624,504	10,664,117
SST Moderate Growth Strategy Class 2	53,364,504	—	53,364,504	216,707	53,147,797	53,364,504
SST Moderate Growth Strategy Class 3	42,436,758	—	42,436,758	343,585	42,093,173	42,436,758
SST SA Allocation Balanced Portfolio Class 3	36,245,360	—	36,245,360	108,775	36,136,585	36,245,360
SST SA Allocation Growth Portfolio Class 3	27,510,411	—	27,510,411	15,058	27,495,353	27,510,411
SST SA Allocation Moderate Growth Portfolio Class 3	153,820,832	—	153,820,832	1,028,425	152,792,407	153,820,832
SST SA Allocation Moderate Portfolio Class 3	50,569,318	—	50,569,318	172,506	50,396,812	50,569,318
SST SA American Century Inflation Protection Portfolio Class 3	2,673,327	—	2,673,327	12,551	2,660,776	2,673,327
SST SA Columbia Focused Value Portfolio Class 2	11,598,250	—	11,598,250	78,112	11,520,138	11,598,250
SST SA Columbia Focused Value Portfolio Class 3	6,912,519	—	6,912,519	5,317	6,907,202	6,912,519
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	1,325,945	—	1,325,945	—	1,325,945	1,325,945
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	12,134,057	—	12,134,057	36,775	12,097,282	12,134,057
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	5,550,305	—	5,550,305	59,827	5,490,478	5,550,305
SST SA Multi-Managed International Equity Portfolio Class 1	638,642	—	638,642	—	638,642	638,642
SST SA Multi-Managed International Equity Portfolio Class 2	11,970,804	—	11,970,804	58,675	11,912,129	11,970,804
SST SA Multi-Managed International Equity Portfolio Class 3	8,105,044	—	8,105,044	85,042	8,020,002	8,105,044
SST SA Multi-Managed Large Cap Growth Portfolio Class 1	5,077,359	—	5,077,359	4,960	5,072,399	5,077,359
SST SA Multi-Managed Large Cap Growth Portfolio Class 2	30,807,994	—	30,807,994	21,179	30,786,815	30,807,994
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	16,212,163	—	16,212,163	245,856	15,966,307	16,212,163
SST SA Multi-Managed Large Cap Value Portfolio Class 1	3,042,589	—	3,042,589	—	3,042,589	3,042,589
SST SA Multi-Managed Large Cap Value Portfolio Class 2	19,817,261	—	19,817,261	353,494	19,463,767	19,817,261
SST SA Multi-Managed Large Cap Value Portfolio Class 3	8,814,999	—	8,814,999	89,503	8,725,496	8,814,999
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1	2,325,123	—	2,325,123	12,712	2,312,411	2,325,123
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	21,444,620	—	21,444,620	98,137	21,346,483	21,444,620
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	11,641,102	—	11,641,102	138,147	11,502,955	11,641,102
SST SA Multi-Managed Mid Cap Value Portfolio Class 1	2,345,905	—	2,345,905	42,201	2,303,704	2,345,905
SST SA Multi-Managed Mid Cap Value Portfolio Class 2	18,833,669	—	18,833,669	95,079	18,738,590	18,833,669
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	9,617,644	—	9,617,644	84,750	9,532,894	9,617,644
SST SA Multi-Managed Small Cap Portfolio Class 1	1,310,571	—	1,310,571	806	1,309,765	1,310,571
SST SA Multi-Managed Small Cap Portfolio Class 2	12,295,656	—	12,295,656	57,373	12,238,283	12,295,656
SST SA Multi-Managed Small Cap Portfolio Class 3	7,846,079	—	7,846,079	82,323	7,763,756	7,846,079
SAST SA AB Growth Portfolio Class 1	1,286,900	—	1,286,900	313,097	973,803	1,286,900
SAST SA AB Growth Portfolio Class 2	32,554,883	—	32,554,883	197,283	32,357,600	32,554,883
SAST SA AB Growth Portfolio Class 3	19,579,840	—	19,579,840	83,131	19,496,709	19,579,840
SAST SA American Funds Global Growth Portfolio Class 3	4,684,323	—	4,684,323	12,271	4,672,052	4,684,323
SAST SA American Funds Growth Portfolio Class 3	3,663,357	—	3,663,357	8,192	3,655,165	3,663,357
SAST SA American Funds Growth-Income Portfolio Class 3	5,796,323	—	5,796,323	8,716	5,787,607	5,796,323
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 1	98,335	—	98,335	—	98,335	98,335
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 2	3,523,268	—	3,523,268	65,740	3,457,528	3,523,268
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 3	4,823,560	—	4,823,560	388,031	4,435,529	4,823,560
SAST SA VCP Dynamic Allocation Portfolio Class 3	34,440,158	—	34,440,158	—	34,440,158	34,440,158
SAST SA VCP Dynamic Strategy Portfolio Class 3	32,781,499	—	32,781,499	—	32,781,499	32,781,499
T Rowe Price Blue Chip Growth Portfolio II Class	4,068,557	—	4,068,557	34,470	4,034,087	4,068,557
T Rowe Price Equity Income Portfolio II Class	3,878,095	—	3,878,095	11,904	3,866,191	3,878,095
The accompanying Notes to Financial Statements are an integral part of this statement.

3

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2024

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
Fidelity VIP Contrafund Portfolio Service Class 2	71,322	$55.50	$3,958,377	$3,146,086	1
Fidelity VIP Equity-Income Portfolio Service Class 2	189,940	25.50	4,843,474	4,278,418	1
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	798,914	10.62	8,484,464	9,915,146	1
Fidelity VIP Mid Cap Portfolio Service Class 2	148,379	35.48	5,264,485	4,774,454	1
Fidelity VIP Overseas Portfolio Service Class 2	127,222	25.15	3,199,632	2,846,001	1
Goldman Sachs VIT Government Money Market Fund Service Shares	4,322,452	1.00	4,322,452	4,322,452	1
SST Balanced Growth Strategy Class 1	125,222	69.72	8,730,467	3,334,657	1
SST Balanced Growth Strategy Class 2	530,414	67.22	35,654,462	20,858,312	1
SST Balanced Growth Strategy Class 3	374,195	65.77	24,610,795	13,122,129	1
SST Conservative Growth Strategy Class 1	95,229	57.84	5,508,053	2,850,384	1
SST Conservative Growth Strategy Class 2	431,141	55.73	24,027,506	14,275,274	1
SST Conservative Growth Strategy Class 3	288,178	54.53	15,714,362	10,881,415	1
SST Growth Strategy Class 1	187,617	94.20	17,673,518	4,225,129	1
SST Growth Strategy Class 2	333,534	90.76	30,271,585	9,765,395	1
SST Growth Strategy Class 3	333,123	88.76	29,567,972	13,951,190	1
SST Moderate Growth Strategy Class 1	129,513	82.34	10,664,117	2,941,987	1
SST Moderate Growth Strategy Class 2	672,690	79.33	53,364,504	18,296,668	1
SST Moderate Growth Strategy Class 3	546,865	77.60	42,436,758	18,686,397	1
SST SA Allocation Balanced Portfolio Class 3	3,843,623	9.43	36,245,360	37,424,262	1
SST SA Allocation Growth Portfolio Class 3	1,818,269	15.13	27,510,411	24,395,759	1
SST SA Allocation Moderate Growth Portfolio Class 3	15,080,474	10.20	153,820,832	153,098,638	1
SST SA Allocation Moderate Portfolio Class 3	5,026,771	10.06	50,569,318	51,113,376	1
SST SA American Century Inflation Protection Portfolio Class 3	318,253	8.40	2,673,327	3,033,115	1
SST SA Columbia Focused Value Portfolio Class 2	614,640	18.87	11,598,250	11,865,464	1
SST SA Columbia Focused Value Portfolio Class 3	365,742	18.90	6,912,519	7,055,377	1
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	134,205	9.88	1,325,945	1,552,633	1
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	1,228,143	9.88	12,134,057	13,692,281	1
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	564,055	9.84	5,550,305	6,349,878	1
SST SA Multi-Managed International Equity Portfolio Class 1	75,668	8.44	638,642	648,253	1
SST SA Multi-Managed International Equity Portfolio Class 2	1,411,651	8.48	11,970,804	12,495,046	1
SST SA Multi-Managed International Equity Portfolio Class 3	959,177	8.45	8,105,044	8,223,764	1
SST SA Multi-Managed Large Cap Growth Portfolio Class 1	362,669	14.00	5,077,359	5,103,373	1
SST SA Multi-Managed Large Cap Growth Portfolio Class 2	2,344,596	13.14	30,807,994	31,480,761	1
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	1,275,544	12.71	16,212,163	16,200,013	1
SST SA Multi-Managed Large Cap Value Portfolio Class 1	253,761	11.99	3,042,589	3,564,961	1
SST SA Multi-Managed Large Cap Value Portfolio Class 2	1,655,577	11.97	19,817,261	23,295,255	1
SST SA Multi-Managed Large Cap Value Portfolio Class 3	735,196	11.99	8,814,999	10,291,766	1
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1	153,676	15.13	2,325,123	2,503,526	1
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	1,632,011	13.14	21,444,620	23,267,013	1
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	968,478	12.02	11,641,102	12,619,334	1
SST SA Multi-Managed Mid Cap Value Portfolio Class 1	139,306	16.84	2,345,905	2,294,511	1
SST SA Multi-Managed Mid Cap Value Portfolio Class 2	1,123,057	16.77	18,833,669	18,261,853	1
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	574,531	16.74	9,617,644	9,199,548	1
SST SA Multi-Managed Small Cap Portfolio Class 1	113,864	11.51	1,310,571	1,452,680	1
SST SA Multi-Managed Small Cap Portfolio Class 2	1,122,891	10.95	12,295,656	13,378,750	1
SST SA Multi-Managed Small Cap Portfolio Class 3	740,895	10.59	7,846,079	8,477,667	1
SAST SA AB Growth Portfolio Class 1	20,783	61.92	1,286,900	1,070,402	1
SAST SA AB Growth Portfolio Class 2	540,689	60.21	32,554,883	26,700,945	1
SAST SA AB Growth Portfolio Class 3	336,250	58.23	19,579,840	16,650,679	1
SAST SA American Funds Global Growth Portfolio Class 3	419,742	11.16	4,684,323	4,730,716	1
SAST SA American Funds Growth Portfolio Class 3	223,239	16.41	3,663,357	2,995,536	1
SAST SA American Funds Growth-Income Portfolio Class 3	398,921	14.53	5,796,323	4,593,114	1
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 1	9,139	10.76	98,335	97,444	1
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 2	332,384	10.60	3,523,268	3,479,279	1
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 3	460,703	10.47	4,823,560	5,149,342	1
SAST SA VCP Dynamic Allocation Portfolio Class 3	2,879,612	11.96	34,440,158	35,125,227	1
SAST SA VCP Dynamic Strategy Portfolio Class 3	2,643,669	12.40	32,781,499	32,910,793	1
T Rowe Price Blue Chip Growth Portfolio II Class	72,202	56.35	4,068,557	2,933,542	1
T Rowe Price Equity Income Portfolio II Class	137,424	28.22	3,878,095	3,521,363	1
* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.
The accompanying Notes to Financial Statements are an integral part of this statement.

4

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Investment Grade Bond Portfolio Service Class 2	Fidelity VIP Mid Cap Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Service Class 2
For the Year Ended December 31, 2024
From operations:
Dividends	$1,357	$77,028	$287,645	$18,188	$45,367
Mortality and expense risk and administrative charges	(59,564)	(76,724)	(136,057)	(84,671)	(52,082)
Net investment income (loss)	(58,207)	304	151,588	(66,483)	(6,715)
Net realized gain (loss)	429,470	177,355	(227,630)	322,763	159,994
Capital gain distribution from mutual funds	476,648	291,622	—	715,338	146,153
Change in unrealized appreciation (depreciation) of investments	228,863	176,517	79,277	(156,455)	(167,169)
Increase (decrease) in net assets from operations	1,076,774	645,798	3,235	815,163	132,263

From contract transactions:
Payments received from contract owners	120,767	411	9,913	28,711	445
Payments for contract benefits or terminations	(722,349)	(603,241)	(1,080,394)	(742,893)	(503,797)
Transfers between sub-accounts (including fixed account), net	(140,149)	(150,667)	652,361	(262,316)	124,142
Contract maintenance charges	(25,167)	(42,755)	(96,369)	(64,994)	(39,054)
Adjustments to net assets allocated to contracts in payout period	—	—	(323)	—	—
Increase (decrease) in net assets from contract transactions	(766,898)	(796,252)	(514,812)	(1,041,492)	(418,264)

Increase (decrease) in net assets	309,876	(150,454)	(511,577)	(226,329)	(286,001)
Net assets at beginning of period	3,648,501	4,993,928	8,996,041	5,490,814	3,485,633
Net assets at end of period	$3,958,377	$4,843,474	$8,484,464	$5,264,485	$3,199,632

Beginning units	111,518	215,675	706,531	207,723	258,500
Units issued	8,963	2,548	59,250	6,675	16,351
Units redeemed	(28,583)	(33,651)	(98,483)	(41,776)	(44,861)
Ending units	91,898	184,572	667,298	172,622	229,990

For the Year Ended December 31, 2023
From operations:
Dividends	$8,871	$83,656	$216,351	$20,389	$27,172
Mortality and expense risk and administrative charges	(53,093)	(72,220)	(139,134)	(83,128)	(52,915)
Net investment income (loss)	(44,222)	11,436	77,217	(62,739)	(25,743)
Net realized gain (loss)	196,070	39,277	(292,391)	98,324	168,386
Capital gain distribution from mutual funds	128,529	143,554	—	153,046	9,104
Change in unrealized appreciation (depreciation) of investments	689,042	214,805	604,782	492,727	449,885
Increase (decrease) in net assets from operations	969,419	409,072	389,608	681,358	601,632

From contract transactions:
Payments received from contract owners	3,624	3,810	932	1,045	759
Payments for contract benefits or terminations	(433,865)	(564,129)	(1,251,896)	(709,948)	(406,291)
Transfers between sub-accounts (including fixed account), net	(246,574)	480,270	215,367	10,045	(132,991)
Contract maintenance charges	(25,864)	(43,335)	(103,392)	(67,944)	(42,300)
Increase (decrease) in net assets from contract transactions	(702,679)	(123,384)	(1,138,989)	(766,802)	(580,823)

Increase (decrease) in net assets	266,740	285,688	(749,381)	(85,444)	20,809
Net assets at beginning of period	3,381,761	4,708,240	9,745,422	5,576,258	3,464,824
Net assets at end of period	$3,648,501	$4,993,928	$8,996,041	$5,490,814	$3,485,633

Beginning units	135,455	221,085	798,518	238,609	304,138
Units issued	2,880	28,740	43,214	7,001	10,840
Units redeemed	(26,817)	(34,150)	(135,201)	(37,887)	(56,478)
Ending units	111,518	215,675	706,531	207,723	258,500

The accompanying Notes to Financial Statements are an integral part of this statement.

5

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Goldman Sachs VIT Government Money Market Fund Service Shares	SST Balanced Growth Strategy Class 1	SST Balanced Growth Strategy Class 2	SST Balanced Growth Strategy Class 3	SST Conservative Growth Strategy Class 1
For the Year Ended December 31, 2024
From operations:
Dividends	$192,835	$—	$—	$—	$—
Mortality and expense risk and administrative charges	(63,983)	(117,553)	(566,885)	(363,188)	(75,679)
Net investment income (loss)	128,852	(117,553)	(566,885)	(363,188)	(75,679)
Net realized gain (loss)	—	537,380	3,416,313	1,578,797	255,061
Change in unrealized appreciation (depreciation) of investments	—	795,607	2,170,466	2,215,141	415,009
Increase (decrease) in net assets from operations	128,852	1,215,434	5,019,894	3,430,750	594,391

From contract transactions:
Payments received from contract owners	305,267	27,133	94,893	34,339	—
Payments for contract benefits or terminations	(2,796,403)	(587,876)	(4,715,983)	(2,685,700)	(295,795)
Transfers between sub-accounts (including fixed account), net	2,834,949	(29,947)	(432,176)	(145,009)	2,689
Contract maintenance charges	(17,769)	(2,148)	(16,318)	(60,320)	(1,268)
Increase (decrease) in net assets from contract transactions	326,044	(592,838)	(5,069,584)	(2,856,690)	(294,374)

Increase (decrease) in net assets	454,896	622,596	(49,690)	574,060	300,017
Net assets at beginning of period	3,867,556	8,107,871	35,704,152	24,036,735	5,208,036
Net assets at end of period	$4,322,452	$8,730,467	$35,654,462	$24,610,795	$5,508,053

Beginning units	382,991	198,198	942,905	635,465	148,282
Units issued	412,504	1,022	3,098	2,022	76
Units redeemed	(381,650)	(14,630)	(127,829)	(71,880)	(7,982)
Ending units	413,845	184,590	818,174	565,607	140,376

For the Year Ended December 31, 2023
From operations:
Dividends	$208,754	$—	$—	$—	$—
Mortality and expense risk and administrative charges	(66,821)	(111,422)	(553,098)	(337,734)	(70,098)
Net investment income (loss)	141,933	(111,422)	(553,098)	(337,734)	(70,098)
Net realized gain (loss)	—	952,195	2,820,648	1,300,207	282,932
Change in unrealized appreciation (depreciation) of investments	—	765,899	4,563,442	3,490,801	594,050
Increase (decrease) in net assets from operations	141,933	1,606,672	6,830,992	4,453,274	806,884

From contract transactions:
Payments received from contract owners	245,936	245	6,971	372,790	45
Payments for contract benefits or terminations	(3,537,235)	(1,163,688)	(4,480,082)	(2,106,612)	(376,746)
Transfers between sub-accounts (including fixed account), net	2,901,972	(75,983)	5,809	24,350	3,906
Contract maintenance charges	(12,685)	(2,725)	(18,199)	(64,415)	(1,647)
Adjustments to net assets allocated to contracts in payout period	—	(5,550)	(615)	(10,672)	—
Increase (decrease) in net assets from contract transactions	(402,012)	(1,247,701)	(4,486,116)	(1,784,559)	(374,442)

Increase (decrease) in net assets	(260,079)	358,971	2,344,876	2,668,715	432,442
Net assets at beginning of period	4,127,635	7,748,900	33,359,276	21,368,020	4,775,594
Net assets at end of period	$3,867,556	$8,107,871	$35,704,152	$24,036,735	$5,208,036

Beginning units	420,819	231,397	1,072,192	687,619	159,782
Units issued	486,778	488	10,272	21,284	133
Units redeemed	(524,606)	(33,687)	(139,559)	(73,438)	(11,633)
Ending units	382,991	198,198	942,905	635,465	148,282

The accompanying Notes to Financial Statements are an integral part of this statement.

6

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST Conservative Growth Strategy Class 2	SST Conservative Growth Strategy Class 3	SST Growth Strategy Class 1	SST Growth Strategy Class 2	SST Growth Strategy Class 3
For the Year Ended December 31, 2024
From operations:
Mortality and expense risk and administrative charges	$(398,771)	$(226,588)	$(237,259)	$(475,225)	$(411,536)
Net investment income (loss)	(398,771)	(226,588)	(237,259)	(475,225)	(411,536)
Net realized gain (loss)	2,953,903	743,940	1,895,290	3,858,367	2,210,865
Change in unrealized appreciation (depreciation) of investments	79,673	1,167,532	1,556,173	2,118,003	3,360,532
Increase (decrease) in net assets from operations	2,634,805	1,684,884	3,214,204	5,501,145	5,159,861

From contract transactions:
Payments received from contract owners	14,381	413,332	17,210	59,763	348,672
Payments for contract benefits or terminations	(4,538,872)	(2,233,327)	(2,134,996)	(4,176,081)	(2,640,476)
Transfers between sub-accounts (including fixed account), net	54,013	150,940	66,050	(463,538)	334,417
Contract maintenance charges	(6,735)	(40,481)	(4,248)	(8,685)	(102,033)
Adjustments to net assets allocated to contracts in payout period	—	—	(14,191)	—	—
Increase (decrease) in net assets from contract transactions	(4,477,213)	(1,709,536)	(2,070,175)	(4,588,541)	(2,059,420)

Increase (decrease) in net assets	(1,842,408)	(24,652)	1,144,029	912,604	3,100,441
Net assets at beginning of period	25,869,914	15,739,014	16,529,489	29,358,981	26,467,531
Net assets at end of period	$24,027,506	$15,714,362	$17,673,518	$30,271,585	$29,567,972

Beginning units	798,655	478,880	313,167	603,669	539,818
Units issued	6,590	24,333	7,159	2,827	17,775
Units redeemed	(139,350)	(74,078)	(43,754)	(90,611)	(58,070)
Ending units	665,895	429,135	276,572	515,885	499,523

For the Year Ended December 31, 2023
From operations:
Mortality and expense risk and administrative charges	$(419,670)	$(219,411)	$(212,206)	$(443,495)	$(373,915)
Net investment income (loss)	(419,670)	(219,411)	(212,206)	(443,495)	(373,915)
Net realized gain (loss)	3,064,672	766,355	925,953	2,392,748	2,438,691
Change in unrealized appreciation (depreciation) of investments	1,537,222	1,877,047	3,070,577	4,822,723	4,125,753
Increase (decrease) in net assets from operations	4,182,224	2,423,991	3,784,324	6,771,976	6,190,529

From contract transactions:
Payments received from contract owners	8,664	822,251	17,520	57,386	61,951
Payments for contract benefits or terminations	(4,641,258)	(2,612,336)	(1,023,680)	(2,634,227)	(2,713,446)
Transfers between sub-accounts (including fixed account), net	(601,359)	92,699	10,923	(219,060)	(677,095)
Contract maintenance charges	(7,560)	(44,681)	(5,112)	(9,965)	(107,745)
Adjustments to net assets allocated to contracts in payout period	(533)	(7,623)	—	—	(84)
Increase (decrease) in net assets from contract transactions	(5,242,046)	(1,749,690)	(1,000,349)	(2,805,866)	(3,436,419)

Increase (decrease) in net assets	(1,059,822)	674,301	2,783,975	3,966,110	2,754,110
Net assets at beginning of period	26,929,736	15,064,713	13,745,514	25,392,871	23,713,421
Net assets at end of period	$25,869,914	$15,739,014	$16,529,489	$29,358,981	$26,467,531

Beginning units	973,271	538,256	334,286	667,568	618,717
Units issued	3,656	37,900	652	1,897	15,579
Units redeemed	(178,272)	(97,276)	(21,771)	(65,796)	(94,478)
Ending units	798,655	478,880	313,167	603,669	539,818

The accompanying Notes to Financial Statements are an integral part of this statement.

7

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST Moderate Growth Strategy Class 1	SST Moderate Growth Strategy Class 2	SST Moderate Growth Strategy Class 3	SST SA Allocation Balanced Portfolio Class 3	SST SA Allocation Growth Portfolio Class 3
For the Year Ended December 31, 2024
From operations:
Dividends	$—	$—	$—	$661,016	$332,046
Mortality and expense risk and administrative charges	(158,409)	(868,855)	(625,173)	(590,899)	(451,759)
Net investment income (loss)	(158,409)	(868,855)	(625,173)	70,117	(119,713)
Net realized gain (loss)	3,258,278	7,196,036	4,177,603	(1,033,448)	1,298,240
Capital gain distribution from mutual funds	—	—	—	—	537,656
Change in unrealized appreciation (depreciation) of investments	(1,287,934)	2,532,925	3,199,246	3,427,010	1,617,520
Increase (decrease) in net assets from operations	1,811,935	8,860,106	6,751,676	2,463,679	3,333,703

From contract transactions:
Payments received from contract owners	—	249,068	958,027	108,491	7,990
Payments for contract benefits or terminations	(3,893,274)	(8,956,054)	(5,364,191)	(6,419,788)	(5,029,873)
Transfers between sub-accounts (including fixed account), net	(164,139)	585,592	(171,980)	911,598	(195,577)
Contract maintenance charges	(3,356)	(15,411)	(108,797)	(455,039)	(99,250)
Adjustments to net assets allocated to contracts in payout period	(628)	—	(12,738)	4,068	—
Increase (decrease) in net assets from contract transactions	(4,061,397)	(8,136,805)	(4,699,679)	(5,850,670)	(5,316,710)

Increase (decrease) in net assets	(2,249,462)	723,301	2,051,997	(3,386,991)	(1,983,007)
Net assets at beginning of period	12,913,579	52,641,203	40,384,761	39,632,351	29,493,418
Net assets at end of period	$10,664,117	$53,364,504	$42,436,758	$36,245,360	$27,510,411

Beginning units	273,174	1,210,039	925,594	2,233,884	1,274,283
Units issued	1,725	22,194	22,237	100,869	6,453
Units redeemed	(83,985)	(190,457)	(121,424)	(410,872)	(217,341)
Ending units	190,914	1,041,776	826,407	1,923,881	1,063,395

For the Year Ended December 31, 2023
From operations:
Dividends	$—	$—	$—	$861,896	$619,224
Mortality and expense risk and administrative charges	(167,756)	(823,692)	(598,929)	(611,284)	(458,119)
Net investment income (loss)	(167,756)	(823,692)	(598,929)	250,612	161,105
Net realized gain (loss)	950,520	5,916,647	4,914,001	(1,510,680)	1,236,583
Capital gain distribution from mutual funds	—	—	—	2,046,444	2,540,721
Change in unrealized appreciation (depreciation) of investments	1,891,145	6,052,566	4,409,886	2,934,290	320,114
Increase (decrease) in net assets from operations	2,673,909	11,145,521	8,724,958	3,720,666	4,258,523

From contract transactions:
Payments received from contract owners	11,482	27,148	118,134	190,112	59,692
Payments for contract benefits or terminations	(1,112,831)	(6,853,769)	(7,096,154)	(5,491,885)	(3,787,325)
Transfers between sub-accounts (including fixed account), net	1,680	(1,266,816)	(319,695)	(289,457)	(139,071)
Contract maintenance charges	(4,010)	(19,520)	(114,608)	(475,273)	(110,397)
Adjustments to net assets allocated to contracts in payout period	(5,652)	(20)	(83)	—	—
Increase (decrease) in net assets from contract transactions	(1,109,331)	(8,112,977)	(7,412,406)	(6,066,503)	(3,977,101)

Increase (decrease) in net assets	1,564,578	3,032,544	1,312,552	(2,345,837)	281,422
Net assets at beginning of period	11,349,001	49,608,659	39,072,209	41,978,188	29,211,996
Net assets at end of period	$12,913,579	$52,641,203	$40,384,761	$39,632,351	$29,493,418

Beginning units	299,579	1,415,484	1,112,808	2,595,652	1,457,545
Units issued	951	1,384	7,196	43,213	14,534
Units redeemed	(27,356)	(206,829)	(194,410)	(404,981)	(197,796)
Ending units	273,174	1,210,039	925,594	2,233,884	1,274,283

The accompanying Notes to Financial Statements are an integral part of this statement.

8

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Allocation Moderate Growth Portfolio Class 3	SST SA Allocation Moderate Portfolio Class 3	SST SA American Century Inflation Protection Portfolio Class 3	SST SA Columbia Focused Value Portfolio Class 2	SST SA Columbia Focused Value Portfolio Class 3
For the Year Ended December 31, 2024
From operations:
Dividends	$2,280,820	$842,285	$93,800	$240,789	$134,394
Mortality and expense risk and administrative charges	(2,494,039)	(853,627)	(43,857)	(190,550)	(104,908)
Net investment income (loss)	(213,219)	(11,342)	49,943	50,239	29,486
Net realized gain (loss)	(1,937,151)	(989,736)	(57,144)	164,126	38,099
Capital gain distribution from mutual funds	2,619,555	476,263	—	1,286,636	753,948
Change in unrealized appreciation (depreciation) of investments	14,814,029	5,244,879	7,747	(265,411)	(112,862)
Increase (decrease) in net assets from operations	15,283,214	4,720,064	546	1,235,590	708,671

From contract transactions:
Payments received from contract owners	417,549	215,780	587	43,973	3,535
Payments for contract benefits or terminations	(23,159,269)	(9,269,891)	(367,728)	(1,674,096)	(797,828)
Transfers between sub-accounts (including fixed account), net	(447,928)	(1,510,710)	69,729	112,109	93,595
Contract maintenance charges	(1,891,149)	(622,171)	(16,223)	(4,710)	(16,336)
Increase (decrease) in net assets from contract transactions	(25,080,797)	(11,186,992)	(313,635)	(1,522,724)	(717,034)

Increase (decrease) in net assets	(9,797,583)	(6,466,928)	(313,089)	(287,134)	(8,363)
Net assets at beginning of period	163,618,415	57,036,246	2,986,416	11,885,384	6,920,882
Net assets at end of period	$153,820,832	$50,569,318	$2,673,327	$11,598,250	$6,912,519

Beginning units	7,984,307	2,919,429	270,317	269,683	157,751
Units issued	111,300	23,725	13,404	8,321	4,428
Units redeemed	(1,269,476)	(564,733)	(41,676)	(40,491)	(19,756)
Ending units	6,826,131	2,378,421	242,045	237,513	142,423

For the Year Ended December 31, 2023
From operations:
Dividends	$3,704,122	$1,265,439	$144,043	$163,156	$85,179
Mortality and expense risk and administrative charges	(2,512,010)	(874,593)	(49,417)	(187,387)	(103,198)
Net investment income (loss)	1,192,112	390,846	94,626	(24,231)	(18,019)
Net realized gain (loss)	(5,302,115)	(1,726,471)	(76,032)	235,753	29,192
Capital gain distribution from mutual funds	12,463,798	3,847,375	—	705,179	404,023
Change in unrealized appreciation (depreciation) of investments	12,049,102	3,925,783	38,163	(491,232)	(176,075)
Increase (decrease) in net assets from operations	20,402,897	6,437,533	56,757	425,469	239,121

From contract transactions:
Payments received from contract owners	42,464	170,271	1,870	17,150	130,488
Payments for contract benefits or terminations	(19,637,472)	(6,824,679)	(603,291)	(1,096,429)	(1,009,330)
Transfers between sub-accounts (including fixed account), net	775,875	(347,135)	70,532	(137,159)	274,543
Contract maintenance charges	(1,990,925)	(663,109)	(18,518)	(5,628)	(18,243)
Adjustments to net assets allocated to contracts in payout period	—	(2,694)	—	(28)	—
Increase (decrease) in net assets from contract transactions	(20,810,058)	(7,667,346)	(549,407)	(1,222,094)	(622,542)

Increase (decrease) in net assets	(407,161)	(1,229,813)	(492,650)	(796,625)	(383,421)
Net assets at beginning of period	164,025,576	58,266,059	3,479,066	12,682,009	7,304,303
Net assets at end of period	$163,618,415	$57,036,246	$2,986,416	$11,885,384	$6,920,882

Beginning units	9,063,906	3,340,662	320,396	298,710	172,644
Units issued	116,290	38,426	21,829	19,477	13,669
Units redeemed	(1,195,889)	(459,659)	(71,908)	(48,504)	(28,562)
Ending units	7,984,307	2,919,429	270,317	269,683	157,751

The accompanying Notes to Financial Statements are an integral part of this statement.

9

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	SST SA Multi-Managed International Equity Portfolio Class 1	SST SA Multi-Managed International Equity Portfolio Class 2
For the Year Ended December 31, 2024
From operations:
Dividends	$51,201	$434,729	$188,119	$16,258	$267,628
Mortality and expense risk and administrative charges	(19,805)	(208,411)	(90,210)	(11,025)	(213,604)
Net investment income (loss)	31,396	226,318	97,909	5,233	54,024
Net realized gain (loss)	(24,942)	(387,871)	(198,844)	26,058	197,116
Capital gain distribution from mutual funds	—	—	—	17,865	316,420
Change in unrealized appreciation (depreciation) of investments	(1,441)	165,456	90,122	(24,304)	(301,304)
Increase (decrease) in net assets from operations	5,013	3,903	(10,813)	24,852	266,256

From contract transactions:
Payments received from contract owners	—	2,576	3,365	—	41,551
Payments for contract benefits or terminations	(107,712)	(1,854,959)	(945,045)	(263,773)	(2,314,452)
Transfers between sub-accounts (including fixed account), net	3,196	681,401	188,688	(28,762)	438,358
Contract maintenance charges	(359)	(10,619)	(21,295)	(123)	(11,941)
Increase (decrease) in net assets from contract transactions	(104,875)	(1,181,601)	(774,287)	(292,658)	(1,846,484)

Increase (decrease) in net assets	(99,862)	(1,177,698)	(785,100)	(267,806)	(1,580,228)
Net assets at beginning of period	1,425,807	13,311,755	6,335,405	906,448	13,551,032
Net assets at end of period	$1,325,945	$12,134,057	$5,550,305	$638,642	$11,970,804

Beginning units	90,492	924,077	442,397	60,173	975,341
Units issued	215	76,696	26,901	680	64,595
Units redeemed	(6,795)	(159,797)	(80,100)	(19,120)	(189,274)
Ending units	83,912	840,976	389,198	41,733	850,662

For the Year Ended December 31, 2023
From operations:
Dividends	$34,004	$297,004	$135,196	$20,069	$278,626
Mortality and expense risk and administrative charges	(19,414)	(219,431)	(97,780)	(12,245)	(220,826)
Net investment income (loss)	14,590	77,573	37,416	7,824	57,800
Net realized gain (loss)	(12,586)	(761,887)	(260,730)	10,768	(12,374)
Capital gain distribution from mutual funds	—	—	—	2,607	38,918
Change in unrealized appreciation (depreciation) of investments	63,812	1,261,554	492,960	95,515	1,704,182
Increase (decrease) in net assets from operations	65,816	577,240	269,646	116,714	1,788,526

From contract transactions:
Payments received from contract owners	—	54,070	94,814	—	4,471
Payments for contract benefits or terminations	(28,255)	(1,988,887)	(1,025,511)	(46,767)	(1,111,988)
Transfers between sub-accounts (including fixed account), net	2,641	432,679	345,522	1,345	(554,082)
Contract maintenance charges	(407)	(12,443)	(23,921)	(163)	(14,277)
Adjustments to net assets allocated to contracts in payout period	—	(1,313)	—	—	(169)
Increase (decrease) in net assets from contract transactions	(26,021)	(1,515,894)	(609,096)	(45,585)	(1,676,045)

Increase (decrease) in net assets	39,795	(938,654)	(339,450)	71,129	112,481
Net assets at beginning of period	1,386,012	14,250,409	6,674,855	835,319	13,438,551
Net assets at end of period	$1,425,807	$13,311,755	$6,335,405	$906,448	$13,551,032

Beginning units	92,207	1,031,497	486,736	63,439	1,103,386
Units issued	188	191,224	50,646	111	45,997
Units redeemed	(1,903)	(298,644)	(94,985)	(3,377)	(174,042)
Ending units	90,492	924,077	442,397	60,173	975,341

The accompanying Notes to Financial Statements are an integral part of this statement.

10

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Multi-Managed International Equity Portfolio Class 3	SST SA Multi-Managed Large Cap Growth Portfolio Class 1	SST SA Multi-Managed Large Cap Growth Portfolio Class 2	SST SA Multi-Managed Large Cap Growth Portfolio Class 3	SST SA Multi-Managed Large Cap Value Portfolio Class 1
For the Year Ended December 31, 2024
From operations:
Dividends	$171,534	$—	$—	$—	$74,438
Mortality and expense risk and administrative charges	(129,347)	(64,581)	(462,519)	(230,097)	(49,595)
Net investment income (loss)	42,187	(64,581)	(462,519)	(230,097)	24,843
Net realized gain (loss)	90,078	11,393	(405,243)	(384,080)	(217,411)
Capital gain distribution from mutual funds	211,605	583,184	3,728,323	2,063,329	441,117
Change in unrealized appreciation (depreciation) of investments	(219,684)	802,086	5,264,027	2,819,570	81,403
Increase (decrease) in net assets from operations	124,186	1,332,082	8,124,588	4,268,722	329,952

From contract transactions:
Payments received from contract owners	35,762	1,000	17,019	203,186	—
Payments for contract benefits or terminations	(1,004,538)	(599,964)	(3,025,462)	(1,630,023)	(1,365,160)
Transfers between sub-accounts (including fixed account), net	380,972	(82,676)	(1,497,578)	(789,563)	(23,213)
Contract maintenance charges	(33,647)	(638)	(13,642)	(19,675)	(446)
Increase (decrease) in net assets from contract transactions	(621,451)	(682,278)	(4,519,663)	(2,236,075)	(1,388,819)

Increase (decrease) in net assets	(497,265)	649,804	3,604,925	2,032,647	(1,058,867)
Net assets at beginning of period	8,602,309	4,427,555	27,203,069	14,179,516	4,101,456
Net assets at end of period	$8,105,044	$5,077,359	$30,807,994	$16,212,163	$3,042,589

Beginning units	622,401	115,789	771,376	403,503	102,695
Units issued	44,450	26	12,429	7,654	74
Units redeemed	(87,745)	(15,995)	(123,778)	(63,505)	(32,947)
Ending units	579,106	99,820	660,027	347,652	69,822

For the Year Ended December 31, 2023
From operations:
Dividends	$169,084	$—	$—	$—	$85,827
Mortality and expense risk and administrative charges	(129,297)	(56,892)	(410,684)	(204,279)	(53,360)
Net investment income (loss)	39,787	(56,892)	(410,684)	(204,279)	32,467
Net realized gain (loss)	(46,435)	(103,150)	(1,508,409)	(986,033)	14,055
Capital gain distribution from mutual funds	24,771	12,976	86,054	46,385	534,466
Change in unrealized appreciation (depreciation) of investments	1,100,657	1,357,430	9,452,919	5,153,632	(169,318)
Increase (decrease) in net assets from operations	1,118,780	1,210,364	7,619,880	4,009,705	411,670

From contract transactions:
Payments received from contract owners	151,764	1,000	3,476	226,435	—
Payments for contract benefits or terminations	(951,952)	(213,889)	(1,971,271)	(1,454,325)	(53,521)
Transfers between sub-accounts (including fixed account), net	12,067	(144,681)	(1,179,409)	(694,235)	71,614
Contract maintenance charges	(37,603)	(612)	(15,804)	(21,631)	(417)
Adjustments to net assets allocated to contracts in payout period	—	(2,657)	(1,065)	(10,843)	—
Increase (decrease) in net assets from contract transactions	(825,724)	(360,839)	(3,164,073)	(1,954,599)	17,676

Increase (decrease) in net assets	293,056	849,525	4,455,807	2,055,106	429,346
Net assets at beginning of period	8,309,253	3,578,030	22,747,262	12,124,410	3,672,110
Net assets at end of period	$8,602,309	$4,427,555	$27,203,069	$14,179,516	$4,101,456

Beginning units	685,886	126,602	870,548	465,267	102,228
Units issued	26,447	3,957	15,072	11,685	1,934
Units redeemed	(89,932)	(14,770)	(114,244)	(73,449)	(1,467)
Ending units	622,401	115,789	771,376	403,503	102,695

The accompanying Notes to Financial Statements are an integral part of this statement.

11

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Multi-Managed Large Cap Value Portfolio Class 2	SST SA Multi-Managed Large Cap Value Portfolio Class 3	SST SA Multi-Managed Mid Cap Growth Portfolio Class 1	SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	SST SA Multi-Managed Mid Cap Growth Portfolio Class 3
For the Year Ended December 31, 2024
From operations:
Dividends	$448,021	$188,241	$—	$—	$—
Mortality and expense risk and administrative charges	(329,758)	(137,277)	(30,689)	(332,262)	(170,983)
Net investment income (loss)	118,263	50,964	(30,689)	(332,262)	(170,983)
Net realized gain (loss)	(591,514)	(298,720)	(164,822)	(1,432,046)	(913,878)
Capital gain distribution from mutual funds	2,831,714	1,245,462	—	—	—
Change in unrealized appreciation (depreciation) of investments	(654,612)	(254,291)	620,702	5,715,993	3,235,974
Increase (decrease) in net assets from operations	1,703,851	743,415	425,191	3,951,685	2,151,113

From contract transactions:
Payments received from contract owners	15,266	88,385	—	24,378	53,933
Payments for contract benefits or terminations	(1,937,986)	(1,231,929)	(394,126)	(1,804,555)	(1,160,001)
Transfers between sub-accounts (including fixed account), net	(153,510)	167,589	(9,993)	(556,301)	(233,815)
Contract maintenance charges	(11,476)	(12,405)	(374)	(6,496)	(13,319)
Increase (decrease) in net assets from contract transactions	(2,087,706)	(988,360)	(404,493)	(2,342,974)	(1,353,202)

Increase (decrease) in net assets	(383,855)	(244,945)	20,698	1,608,711	797,911
Net assets at beginning of period	20,201,116	9,059,944	2,304,425	19,835,909	10,843,191
Net assets at end of period	$19,817,261	$8,814,999	$2,325,123	$21,444,620	$11,641,102

Beginning units	552,427	248,845	34,864	326,048	178,211
Units issued	11,416	8,798	4	3,493	3,396
Units redeemed	(65,065)	(34,997)	(5,913)	(38,314)	(23,613)
Ending units	498,778	222,646	28,955	291,227	157,994

For the Year Ended December 31, 2023
From operations:
Dividends	$390,822	$164,515	$—	$—	$—
Mortality and expense risk and administrative charges	(319,724)	(133,265)	(33,074)	(300,788)	(159,664)
Net investment income (loss)	71,098	31,250	(33,074)	(300,788)	(159,664)
Net realized gain (loss)	(471,077)	(257,430)	(222,740)	(1,567,453)	(1,413,486)
Capital gain distribution from mutual funds	2,629,308	1,171,973	—	—	—
Change in unrealized appreciation (depreciation) of investments	(209,988)	(44,245)	660,533	5,155,718	3,421,967
Increase (decrease) in net assets from operations	2,019,341	901,548	404,719	3,287,477	1,848,817

From contract transactions:
Payments received from contract owners	13,508	120,009	—	7,588	102,496
Payments for contract benefits or terminations	(2,165,211)	(1,069,706)	(177,081)	(1,155,812)	(1,262,204)
Transfers between sub-accounts (including fixed account), net	86,877	175,027	(252,098)	(22,951)	(87,851)
Contract maintenance charges	(14,267)	(14,500)	(403)	(7,623)	(14,343)
Adjustments to net assets allocated to contracts in payout period	(1,835)	(8,833)	(6,084)	(79)	(5,402)
Increase (decrease) in net assets from contract transactions	(2,080,928)	(798,003)	(435,666)	(1,178,877)	(1,267,304)

Increase (decrease) in net assets	(61,587)	103,545	(30,947)	2,108,600	581,513
Net assets at beginning of period	20,262,703	8,956,399	2,335,372	17,727,309	10,261,678
Net assets at end of period	$20,201,116	$9,059,944	$2,304,425	$19,835,909	$10,843,191

Beginning units	613,486	272,082	42,279	347,639	200,669
Units issued	30,414	13,779	4,876	17,788	4,079
Units redeemed	(91,473)	(37,016)	(12,291)	(39,379)	(26,537)
Ending units	552,427	248,845	34,864	326,048	178,211

The accompanying Notes to Financial Statements are an integral part of this statement.

12

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Multi-Managed Mid Cap Value Portfolio Class 1	SST SA Multi-Managed Mid Cap Value Portfolio Class 2	SST SA Multi-Managed Mid Cap Value Portfolio Class 3	SST SA Multi-Managed Small Cap Portfolio Class 1	SST SA Multi-Managed Small Cap Portfolio Class 2
For the Year Ended December 31, 2024
From operations:
Dividends	$25,665	$178,365	$81,785	$4,339	$23,986
Mortality and expense risk and administrative charges	(34,795)	(311,100)	(149,447)	(18,646)	(197,287)
Net investment income (loss)	(9,130)	(132,735)	(67,662)	(14,307)	(173,301)
Net realized gain (loss)	53,106	82,956	(1,385)	(27,886)	(524,420)
Capital gain distribution from mutual funds	163,062	1,306,951	670,501	27,056	259,927
Change in unrealized appreciation (depreciation) of investments	96,296	939,174	507,778	126,291	1,436,239
Increase (decrease) in net assets from operations	303,334	2,196,346	1,109,232	111,154	998,445

From contract transactions:
Payments received from contract owners	46,179	6,875	143,155	—	29,023
Payments for contract benefits or terminations	(584,520)	(1,735,223)	(1,106,437)	(143,542)	(1,294,486)
Transfers between sub-accounts (including fixed account), net	(801)	(370,728)	(19,953)	(9,791)	220,742
Contract maintenance charges	(400)	(8,670)	(16,914)	(165)	(8,273)
Increase (decrease) in net assets from contract transactions	(539,542)	(2,107,746)	(1,000,149)	(153,498)	(1,052,994)

Increase (decrease) in net assets	(236,208)	88,600	109,083	(42,344)	(54,549)
Net assets at beginning of period	2,582,113	18,745,069	9,508,561	1,352,915	12,350,205
Net assets at end of period	$2,345,905	$18,833,669	$9,617,644	$1,310,571	$12,295,656

Beginning units	39,687	316,436	162,180	46,123	455,724
Units issued	597	5,574	6,238	96	20,865
Units redeemed	(8,246)	(38,113)	(22,290)	(5,172)	(58,653)
Ending units	32,038	283,897	146,128	41,047	417,936

For the Year Ended December 31, 2023
From operations:
Dividends	$30,496	$194,148	$87,407	$5,832	$36,624
Mortality and expense risk and administrative charges	(36,742)	(293,556)	(147,148)	(17,749)	(190,040)
Net investment income (loss)	(6,246)	(99,408)	(59,741)	(11,917)	(153,416)
Net realized gain (loss)	(59,118)	82,366	(57,908)	(20,430)	(476,136)
Capital gain distribution from mutual funds	187,664	1,372,363	699,298	41,321	396,389
Change in unrealized appreciation (depreciation) of investments	166,377	742,827	496,998	125,167	1,452,551
Increase (decrease) in net assets from operations	288,677	2,098,148	1,078,647	134,141	1,219,388

From contract transactions:
Payments received from contract owners	—	3,521	64,022	—	15,775
Payments for contract benefits or terminations	(92,040)	(1,697,061)	(1,529,907)	(34,878)	(849,436)
Transfers between sub-accounts (including fixed account), net	(222,934)	164,431	102,639	3,459	(149,787)
Contract maintenance charges	(434)	(9,938)	(20,557)	(192)	(9,619)
Adjustments to net assets allocated to contracts in payout period	(5,117)	(1,471)	(4,397)	—	(197)
Increase (decrease) in net assets from contract transactions	(320,525)	(1,540,518)	(1,388,200)	(31,611)	(993,264)

Increase (decrease) in net assets	(31,848)	557,630	(309,553)	102,530	226,124
Net assets at beginning of period	2,613,961	18,187,439	9,818,114	1,250,385	12,124,081
Net assets at end of period	$2,582,113	$18,745,069	$9,508,561	$1,352,915	$12,350,205

Beginning units	45,247	344,413	187,415	47,367	495,261
Units issued	4,675	20,918	5,023	130	14,005
Units redeemed	(10,235)	(48,895)	(30,258)	(1,374)	(53,542)
Ending units	39,687	316,436	162,180	46,123	455,724

The accompanying Notes to Financial Statements are an integral part of this statement.

13

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Multi-Managed Small Cap Portfolio Class 3	SAST SA AB Growth Portfolio Class 1	SAST SA AB Growth Portfolio Class 2	SAST SA AB Growth Portfolio Class 3	SAST SA American Funds Global Growth Portfolio Class 3
For the Year Ended December 31, 2024
From operations:
Dividends	$8,873	$—	$—	$—	$27,093
Mortality and expense risk and administrative charges	(118,069)	(20,017)	(510,933)	(293,393)	(75,208)
Net investment income (loss)	(109,196)	(20,017)	(510,933)	(293,393)	(48,115)
Net realized gain (loss)	(287,710)	106,177	1,510,499	671,504	207,796
Capital gain distribution from mutual funds	170,996	148,849	3,303,721	2,031,117	515,020
Change in unrealized appreciation (depreciation) of investments	858,200	68,569	2,344,101	1,635,654	(110,146)
Increase (decrease) in net assets from operations	632,290	303,578	6,647,388	4,044,882	564,555

From contract transactions:
Payments received from contract owners	104,065	322,427	58,091	308,417	53,927
Payments for contract benefits or terminations	(790,459)	(622,906)	(3,567,405)	(2,812,204)	(825,125)
Transfers between sub-accounts (including fixed account), net	169,657	(2,148)	(515,381)	(452,431)	(51,244)
Contract maintenance charges	(10,731)	(103)	(8,194)	(32,082)	(36,757)
Increase (decrease) in net assets from contract transactions	(527,468)	(302,730)	(4,032,889)	(2,988,300)	(859,199)

Increase (decrease) in net assets	104,822	848	2,614,499	1,056,582	(294,644)
Net assets at beginning of period	7,741,257	1,286,052	29,940,384	18,523,258	4,978,967
Net assets at end of period	$7,846,079	$1,286,900	$32,554,883	$19,579,840	$4,684,323

Beginning units	286,649	67,916	1,608,138	995,465	153,745
Units issued	14,511	13,531	14,603	27,911	5,663
Units redeemed	(33,698)	(26,420)	(202,301)	(168,058)	(29,808)
Ending units	267,462	55,027	1,420,440	855,318	129,600

For the Year Ended December 31, 2023
From operations:
Dividends	$16,565	$—	$—	$—	$33,793
Mortality and expense risk and administrative charges	(113,321)	(18,152)	(444,440)	(263,976)	(76,095)
Net investment income (loss)	(96,756)	(18,152)	(444,440)	(263,976)	(42,302)
Net realized gain (loss)	(326,995)	64,929	817,443	539,949	(34,148)
Capital gain distribution from mutual funds	258,139	87,283	2,143,127	1,366,275	642,974
Change in unrealized appreciation (depreciation) of investments	915,971	236,044	5,450,641	3,398,925	377,355
Increase (decrease) in net assets from operations	750,359	370,104	7,966,771	5,041,173	943,879

From contract transactions:
Payments received from contract owners	54,217	1,360	48,037	152,547	3,766
Payments for contract benefits or terminations	(730,713)	(205,613)	(2,779,609)	(2,066,247)	(744,572)
Transfers between sub-accounts (including fixed account), net	139,764	(165,741)	(1,367,614)	(1,048,803)	(117,219)
Contract maintenance charges	(12,684)	(93)	(9,292)	(34,501)	(39,260)
Adjustments to net assets allocated to contracts in payout period	—	(3,765)	(31)	(273)	—
Increase (decrease) in net assets from contract transactions	(549,416)	(373,852)	(4,108,509)	(2,997,277)	(897,285)

Increase (decrease) in net assets	200,943	(3,748)	3,858,262	2,043,896	46,594
Net assets at beginning of period	7,540,314	1,289,800	26,082,122	16,479,362	4,932,373
Net assets at end of period	$7,741,257	$1,286,052	$29,940,384	$18,523,258	$4,978,967

Beginning units	308,669	90,701	1,860,246	1,175,671	183,661
Units issued	13,224	9,566	39,625	22,182	4,022
Units redeemed	(35,244)	(32,351)	(291,733)	(202,388)	(33,938)
Ending units	286,649	67,916	1,608,138	995,465	153,745

The accompanying Notes to Financial Statements are an integral part of this statement.

14

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA American Funds Growth Portfolio Class 3	SAST SA American Funds Growth-Income Portfolio Class 3	SAST SA JPMorgan Ultra-Short Bond Portfolio Class 1	SAST SA JPMorgan Ultra-Short Bond Portfolio Class 2	SAST SA JPMorgan Ultra-Short Bond Portfolio Class 3
For the Year Ended December 31, 2024
From operations:
Dividends	$2,381	$51,183	$3,738	$130,157	$178,970
Mortality and expense risk and administrative charges	(53,604)	(83,312)	(1,398)	(54,192)	(79,609)
Net investment income (loss)	(51,223)	(32,129)	2,340	75,965	99,361
Net realized gain (loss)	202,774	221,884	118	10,917	33,794
Capital gain distribution from mutual funds	255,974	305,446	—	—	—
Change in unrealized appreciation (depreciation) of investments	550,690	669,132	1,281	31,195	48,801
Increase (decrease) in net assets from operations	958,215	1,164,333	3,739	118,077	181,956

From contract transactions:
Payments received from contract owners	56,445	103,946	—	42,624	92,234
Payments for contract benefits or terminations	(766,485)	(692,921)	(4,731)	(411,536)	(1,436,915)
Transfers between sub-accounts (including fixed account), net	(133,242)	(229,561)	191	747,078	68,119
Contract maintenance charges	(18,694)	(26,459)	(172)	(2,970)	(55,337)
Adjustments to net assets allocated to contracts in payout period	—	—	—	(1,028)	—
Increase (decrease) in net assets from contract transactions	(861,976)	(844,995)	(4,712)	374,168	(1,331,899)

Increase (decrease) in net assets	96,239	319,338	(973)	492,245	(1,149,943)
Net assets at beginning of period	3,567,118	5,476,985	99,308	3,031,023	5,973,503
Net assets at end of period	$3,663,357	$5,796,323	$98,335	$3,523,268	$4,823,560

Beginning units	77,426	165,532	10,487	329,825	650,793
Units issued	2,696	4,436	20	98,611	32,621
Units redeemed	(18,777)	(26,902)	(506)	(58,126)	(175,805)
Ending units	61,345	143,066	10,001	370,310	507,609

For the Year Ended December 31, 2023
From operations:
Dividends	$46,505	$114,948	$1,169	$30,616	$56,656
Mortality and expense risk and administrative charges	(48,902)	(79,471)	(1,419)	(50,230)	(106,286)
Net investment income (loss)	(2,397)	35,477	(250)	(19,614)	(49,630)
Net realized gain (loss)	152,920	(24,450)	(773)	(5,969)	(64,679)
Capital gain distribution from mutual funds	383,157	426,689	—	—	—
Change in unrealized appreciation (depreciation) of investments	500,864	753,855	4,178	111,736	308,216
Increase (decrease) in net assets from operations	1,034,544	1,191,571	3,155	86,153	193,907

From contract transactions:
Payments received from contract owners	298,080	13,878	—	118,101	645,757
Payments for contract benefits or terminations	(634,848)	(1,254,577)	(3,131)	(273,190)	(2,786,659)
Transfers between sub-accounts (including fixed account), net	(182,238)	(136,360)	(19,288)	(308,378)	(286,822)
Contract maintenance charges	(19,543)	(27,935)	(210)	(3,472)	(80,005)
Adjustments to net assets allocated to contracts in payout period	—	—	—	(49)	—
Increase (decrease) in net assets from contract transactions	(538,549)	(1,404,994)	(22,629)	(466,988)	(2,507,729)

Increase (decrease) in net assets	495,995	(213,423)	(19,474)	(380,835)	(2,313,822)
Net assets at beginning of period	3,071,123	5,690,408	118,782	3,411,858	8,287,325
Net assets at end of period	$3,567,118	$5,476,985	$99,308	$3,031,023	$5,973,503

Beginning units	91,092	213,618	12,943	381,690	928,399
Units issued	7,769	1,952	35	16,925	117,068
Units redeemed	(21,435)	(50,038)	(2,491)	(68,790)	(394,674)
Ending units	77,426	165,532	10,487	329,825	650,793

The accompanying Notes to Financial Statements are an integral part of this statement.

15

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA VCP Dynamic Allocation Portfolio Class 3	SAST SA VCP Dynamic Strategy Portfolio Class 3	T Rowe Price Blue Chip Growth Portfolio II Class	T Rowe Price Equity Income Portfolio II Class
For the Year Ended December 31, 2024
From operations:
Dividends	$493,814	$449,717	$—	$64,971
Mortality and expense risk and administrative charges	(574,659)	(535,124)	(58,169)	(62,357)
Net investment income (loss)	(80,845)	(85,407)	(58,169)	2,614
Net realized gain (loss)	(851,811)	(383,701)	292,883	106,619
Capital gain distribution from mutual funds	451,567	12,064	177,903	252,370
Change in unrealized appreciation (depreciation) of investments	4,639,243	4,045,278	737,185	22,504
Increase (decrease) in net assets from operations	4,158,154	3,588,234	1,149,802	384,107

From contract transactions:
Payments received from contract owners	3,574	4,659	953	26,143
Payments for contract benefits or terminations	(5,351,930)	(4,458,212)	(655,008)	(476,166)
Transfers between sub-accounts (including fixed account), net	(409,717)	(96,621)	(272,385)	(29,408)
Contract maintenance charges	(880,317)	(817,184)	(17,632)	(41,344)
Increase (decrease) in net assets from contract transactions	(6,638,390)	(5,367,358)	(944,072)	(520,775)

Increase (decrease) in net assets	(2,480,236)	(1,779,124)	205,730	(136,668)
Net assets at beginning of period	36,920,394	34,560,623	3,862,827	4,014,763
Net assets at end of period	$34,440,158	$32,781,499	$4,068,557	$3,878,095

Beginning units	2,198,067	2,115,776	91,982	174,129
Units issued	24,248	33,687	3,239	5,418
Units redeemed	(388,064)	(339,006)	(22,549)	(26,113)
Ending units	1,834,251	1,810,457	72,672	153,434

For the Year Ended December 31, 2023
From operations:
Dividends	$792,062	$838,683	$—	$75,245
Mortality and expense risk and administrative charges	(571,847)	(534,290)	(51,799)	(61,453)
Net investment income (loss)	220,215	304,393	(51,799)	13,792
Net realized gain (loss)	(1,054,994)	(426,354)	139,331	31,690
Capital gain distribution from mutual funds	1,608,984	2,956,845	—	167,259
Change in unrealized appreciation (depreciation) of investments	3,329,483	547,973	1,278,086	82,074
Increase (decrease) in net assets from operations	4,103,688	3,382,857	1,365,618	294,815

From contract transactions:
Payments received from contract owners	36,915	12,902	6,377	15,218
Payments for contract benefits or terminations	(3,989,896)	(3,656,230)	(448,158)	(527,237)
Transfers between sub-accounts (including fixed account), net	(48,227)	986,975	(194,597)	46,249
Contract maintenance charges	(893,814)	(830,998)	(17,982)	(43,475)
Increase (decrease) in net assets from contract transactions	(4,895,022)	(3,487,351)	(654,360)	(509,245)

Increase (decrease) in net assets	(791,334)	(104,494)	711,258	(214,430)
Net assets at beginning of period	37,711,728	34,665,117	3,151,569	4,229,193
Net assets at end of period	$36,920,394	$34,560,623	$3,862,827	$4,014,763

Beginning units	2,508,633	2,341,880	110,244	197,080
Units issued	41,474	95,154	8,448	12,989
Units redeemed	(352,040)	(321,258)	(26,710)	(35,940)
Ending units	2,198,067	2,115,776	91,982	174,129

The accompanying Notes to Financial Statements are an integral part of this statement.

16

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
1.    Organization
Variable Annuity Account Five (the “Separate Account”) is a segregated investment account established by American General Life Insurance Company (“AGL”) to receive and invest premium payments from variable annuity contracts issued by AGL. AGL is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life”), which is wholly owned by Corebridge Life Holdings, Inc. (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”). American International Group, Inc. (“AIG”) owned approximately 22.7% and Nippon Life Insurance Company owned approximately 21.7% of outstanding Corebridge common stock as of December 31, 2024.
The Separate Account includes the following variable annuity products:

Seasons	Seasons Elite
Seasons Advantage	Seasons Preferred Solution
Seasons Advisor	Seasons Select
Seasons Advisor II	Seasons Select II
Seasons Advisor III	Seasons Triple Elite
The Separate Account contracts are sold through AGL’s affiliated broker-dealers, independent broker-dealers, full-service securities firms, and financial institutions. The distributor of the Separate Account is Corebridge Capital Services, Inc., a wholly-owned subsidiary of AGL. No underwriting fees are paid in connection with the distribution of these contracts.
The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open- ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.
For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2024 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended.

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Service Class 2
Fidelity VIP Investment Grade Bond Portfolio Service Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT Government Money Market Fund Service Shares

Seasons Series Trust (SST)(a)(b)
SST Balanced Growth Strategy Class 1	SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2
SST Balanced Growth Strategy Class 2	SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3
SST Balanced Growth Strategy Class 3	SST SA Multi-Managed International Equity Portfolio Class 1
SST Conservative Growth Strategy Class 1	SST SA Multi-Managed International Equity Portfolio Class 2
SST Conservative Growth Strategy Class 2	SST SA Multi-Managed International Equity Portfolio Class 3
SST Conservative Growth Strategy Class 3	SST SA Multi-Managed Large Cap Growth Portfolio Class 1
SST Growth Strategy Class 1	SST SA Multi-Managed Large Cap Growth Portfolio Class 2
SST Growth Strategy Class 2	SST SA Multi-Managed Large Cap Growth Portfolio Class 3
SST Growth Strategy Class 3	SST SA Multi-Managed Large Cap Value Portfolio Class 1
SST Moderate Growth Strategy Class 1	SST SA Multi-Managed Large Cap Value Portfolio Class 2
SST Moderate Growth Strategy Class 2	SST SA Multi-Managed Large Cap Value Portfolio Class 3
SST Moderate Growth Strategy Class 3	SST SA Multi-Managed Mid Cap Growth Portfolio Class 1
SST SA Allocation Balanced Portfolio Class 3	SST SA Multi-Managed Mid Cap Growth Portfolio Class 2
SST SA Allocation Growth Portfolio Class 3	SST SA Multi-Managed Mid Cap Growth Portfolio Class 3
SST SA Allocation Moderate Growth Portfolio Class 3	SST SA Multi-Managed Mid Cap Value Portfolio Class 1
SST SA Allocation Moderate Portfolio Class 3	SST SA Multi-Managed Mid Cap Value Portfolio Class 2

17

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Seasons Series Trust (SST)(a)(b)
SST SA American Century Inflation Protection Portfolio Class 3	SST SA Multi-Managed Mid Cap Value Portfolio Class 3
SST SA Columbia Focused Value Portfolio Class 2	SST SA Multi-Managed Small Cap Portfolio Class 1
SST SA Columbia Focused Value Portfolio Class 3	SST SA Multi-Managed Small Cap Portfolio Class 2
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	SST SA Multi-Managed Small Cap Portfolio Class 3

SunAmerica Series Trust (SAST)(a)
SAST SA AB Growth Portfolio Class 1	SAST SA JPMorgan Ultra-Short Bond Portfolio Class 1(c)
SAST SA AB Growth Portfolio Class 2	SAST SA JPMorgan Ultra-Short Bond Portfolio Class 2(c)
SAST SA AB Growth Portfolio Class 3	SAST SA JPMorgan Ultra-Short Bond Portfolio Class 3(c)
SAST SA American Funds Global Growth Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3
SAST SA American Funds Growth Portfolio Class 3	SAST SA VCP Dynamic Strategy Portfolio Class 3
SAST SA American Funds Growth-Income Portfolio Class 3

T. Rowe Price Equity Series, Inc. (T. Rowe Price)
T Rowe Price Blue Chip Growth Portfolio II Class	T Rowe Price Equity Income Portfolio II Class

(a)    These are affiliated investment companies. SunAmerica Asset Management LLC., an affiliate of AGL, serves as the investment advisor to Seasons Series Trust and SunAmerica Series Trust.
(b)    Consists of multi-managed variable investment strategies (Seasons Strategies), Select Portfolios, Focused Portfolios and Managed Allocation Portfolios each with a distinct investment objective. The Seasons Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio as well as in the shares of the two other portfolios of the Seasons Trust. Each of the Select Portfolios, Managed Allocation Portfolios and Focused Portfolios is invested solely in the shares of designated portfolio of Seasons Series Trust.
(c)    Formerly SAST SA DFA Ultra Short Bond Portfolio.
In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of AGL’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.
The assets of each of the sub-accounts of the Separate Account are registered in the name of AGL. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from AGL’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business of AGL.
Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.
Each subaccount of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. Separate Accounts are structured with a limited purpose by design and their sole purpose, which records and reports the invested funds and activities and performance chosen by contract/policy holders. Investment performance of the subaccounts may vary based on the underlying fund’s investment objectives specified in the fund prospectuses. The chief operating decision maker (CODM) oversees the performance of the underlying funds to evaluate the results of the business and make operational decisions. The accounting policies used to measure the profit and loss of the segment are the same as those described in the summary of significant accounting policies herein.
2.    Summary of Significant Accounting Policy
The financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.
Use of Estimates: The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.
Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

18

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.
An assumed interest rate between 3.50 percent and 5.0 percent is used in determining annuity payments for all products.
At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, AGL makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.
Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.
Income Taxes: The operations of the Separate Account are included in the federal income tax return of AGL, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, AGL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. AGL will periodically review changes in the tax law. AGL retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.
3.    Fair Value Measurements
Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:
•Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.
•Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.
•Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances for these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The Separate Account assets measured at fair value as of December 31, 2024 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2024, and respective hierarchy levels.
4.    Expenses
Expense charges are applied against the current value of the Separate Account and are paid to AGL as follows:
Separate Account Annual Charges: Deductions for the mortality and expense risk charges and distribution charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to AGL. The mortality risk charge represents compensation to AGL for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to AGL for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The distribution expense charge covers all expenses associated with the distribution of the contract.

19

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.
The exact rate depends on the particular product issued and the death benefits elected for each product. Expense charges for each product are as follows:

Products	Separate Account Annual Charges*
Seasons	1.40%
Seasons Advantage	1.65%, 1.90% or 2.30%
Seasons Advisor	1.40% or 1.65%
Seasons Advisor II	1.55%, 1.70% or 1.95%
Seasons Advisor III	1.65%, 1.85%, or 2.30%
Seasons Elite	1.55%, 1.75%, 2.00% or 2.20%
Seasons Preferred Solution	1.15%, 1.40%, 1.55%, 1.65%, 1.80%, 2.05% or 2.20%
Seasons Select	1.40% or 1.52%
Seasons Select II	1.40%, 1.55%, 1.65%, 1.80% or 2.05%
Seasons Triple Elite	1.55%, 1.70% or 1.95%

*     The distribution charge is deducted at an annual rate of 0.15 percent of the net asset value of each portfolio and is included in the respective separate account annual charge rate.
Contract Maintenance Charge: During the accumulation phase, an annual contract maintenance charge is assessed by AGL on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by AGL related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.
The contract maintenance charge ranges from $30 to $35 for certain contracts. No contract maintenance charge is assessed under the Seasons Advisor and Seasons Advisor II contracts.
Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to AGL. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.
Withdrawal charges may be assessed for withdrawals in excess of the free withdrawal amount as defined in the contracts. Withdrawal amounts in excess of the free withdrawal amount are assessed withdrawal charges based on tables of charges applicable to specific contracts.
The maximum withdrawal charge of 9 percent is assessed on amount withdrawn in excess of free withdrawals. There are no withdrawal charges under the Seasons Advisor, Seasons Advisor II and Seasons Advisor III contracts.
Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.
A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer in excess of the maximum transactions allowed for the product.
Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, AGL will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.
Income Protector Fee: The optional Income Protector Program provides a guaranteed fixed minimum retirement income upon annuitization. The fee is calculated as a percentage of the income benefit base, as defined in the prospectus, and is deducted annually from the contract value. The income benefit base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees, and charges. The income protector fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

20

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fee for the Income Protector Program is 0.10 percent and is offered under the Seasons Select, Seasons Select II and Seasons Triple Elite contracts.
MarketLock, Marketlock for Two, MarketLock for Life Plus, MarketLock Income Plus, MarketLock for Life and Seasons Income Rewards Fee: These optional features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period.
•MarketLock, MarketLock for Two and Season Income Rewards
The annual fee is calculated as a percentage of the maximum anniversary value benefit base and deducted quarterly from the contract value. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals, or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.
The withdrawal benefit base for Seasons Income Rewards is calculated as eligible purchase payments adjusted for withdrawals received during the first 90 days.
•MarketLock for Life, MarketLock for Life Plus and MarketLock Income Plus
The annual fee is calculated as a percentage of the income base and deducted quarterly from the contract value. The income base is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100 percent of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments made in years 2-5 greater than the purchase payments received in the first year. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The annual fees for the optional features discussed above are as follows (Note: If extension of the evaluation period is elected, an additional 0.10% - 0.25% is added to the Annual Fee):

Optional Features	Products Offered	Annual Fees
MarketLock	Seasons Advantage	0.65%
Seasons Elite
Season Preferred Solution
Seasons Select II
Seasons Triple Elite
MarketLock for Two	Seasons Elite	0.40% prior to the first withdrawal
	Season Preferred Solution	0.80% after the first withdrawal
Seasons Select II
Seasons Triple Elite
Seasons Income Rewards	Seasons Elite	0.65% in years zero to seven
	Season Preferred Solution	0.45% in years eight to ten
Seasons Select II
Seasons Triple Elite
MarketLock for Life	Seasons Advantage	0.70% for one covered person
	Seasons Elite	0.95% for two covered persons
Season Preferred Solution
Seasons Select II
MarketLock for Life Plus	Seasons Advantage	0.65% to 0.95% for one covered person
	Seasons Advisor III	0.90% to 1.25% for two covered persons
Seasons Elite
Season Preferred Solution
Seasons Select II
MarketLock Income Plus	Seasons Advantage	0.95% to 1.10% for one covered person
	Seasons Advisor III	1.20% to 1.35% for two covered persons
Seasons Elite

21

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Optional Features	Products Offered	Annual Fees
MarketLock Income Plus	Season Preferred Solution
Seasons Select II
Seasons Promise Fee: The optional Seasons Promise Program provides a guaranteed minimum contract value at the end of ten full contract years. The fee is calculated as a percentage of the contract value minus purchase payments received after the 90th day from the date of contract issuance and deducted quarterly from the contract value during the first ten full contract years. This optional feature is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.
The fee for the Seasons Promise Program ranges from 0.10 percent to 0.65 percent. This optional feature is offered under the offered under the Seasons Select II, Seasons Triple Elite, Seasons Preferred Solution, and Seasons Elite contracts.

22

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.    Purchases and Sales of Investments
For the year ended December 31, 2024, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
Fidelity VIP Contrafund Portfolio Service Class 2	$808,765	$1,157,223
Fidelity VIP Equity-Income Portfolio Service Class 2	428,472	932,796
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	993,513	1,356,736
Fidelity VIP Mid Cap Portfolio Service Class 2	907,465	1,300,100
Fidelity VIP Overseas Portfolio Service Class 2	412,308	691,132
Goldman Sachs VIT Government Money Market Fund Service Shares	4,386,431	3,931,535
SST Balanced Growth Strategy Class 1	17,033	727,425
SST Balanced Growth Strategy Class 2	87,746	5,724,216
SST Balanced Growth Strategy Class 3	39,286	3,259,165
SST Conservative Growth Strategy Class 1	812	370,866
SST Conservative Growth Strategy Class 2	167,422	5,043,407
SST Conservative Growth Strategy Class 3	857,650	2,793,779
SST Growth Strategy Class 1	70,360	2,377,794
SST Growth Strategy Class 2	105,408	5,169,175
SST Growth Strategy Class 3	973,308	3,444,265
SST Moderate Growth Strategy Class 1	80,108	4,299,914
SST Moderate Growth Strategy Class 2	814,657	9,820,318
SST Moderate Growth Strategy Class 3	957,107	6,281,957
SST SA Allocation Balanced Portfolio Class 3	2,290,640	8,071,192
SST SA Allocation Growth Portfolio Class 3	998,562	5,897,329
SST SA Allocation Moderate Growth Portfolio Class 3	6,635,454	29,309,914
SST SA Allocation Moderate Portfolio Class 3	1,709,590	12,431,661
SST SA American Century Inflation Protection Portfolio Class 3	235,090	498,782
SST SA Columbia Focused Value Portfolio Class 2	1,897,689	2,083,537
SST SA Columbia Focused Value Portfolio Class 3	1,086,988	1,020,587
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	53,669	127,149
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	1,482,861	2,438,145
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	539,590	1,215,969
SST SA Multi-Managed International Equity Portfolio Class 1	44,457	314,017
SST SA Multi-Managed International Equity Portfolio Class 2	1,462,489	2,938,530
SST SA Multi-Managed International Equity Portfolio Class 3	977,586	1,345,245
SST SA Multi-Managed Large Cap Growth Portfolio Class 1	583,184	746,859
SST SA Multi-Managed Large Cap Growth Portfolio Class 2	4,135,207	5,389,065
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	2,348,912	2,751,754
SST SA Multi-Managed Large Cap Value Portfolio Class 1	518,324	1,441,182
SST SA Multi-Managed Large Cap Value Portfolio Class 2	3,618,120	2,755,848
SST SA Multi-Managed Large Cap Value Portfolio Class 3	1,754,789	1,446,724
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1	0	435,181
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	196,088	2,871,323
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	206,512	1,730,697
SST SA Multi-Managed Mid Cap Value Portfolio Class 1	189,033	574,642
SST SA Multi-Managed Mid Cap Value Portfolio Class 2	1,771,942	2,705,472
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	1,100,985	1,498,295
SST SA Multi-Managed Small Cap Portfolio Class 1	34,038	174,786
SST SA Multi-Managed Small Cap Portfolio Class 2	808,067	1,774,435
SST SA Multi-Managed Small Cap Portfolio Class 3	565,753	1,031,420
SAST SA AB Growth Portfolio Class 1	148,849	322,748
SAST SA AB Growth Portfolio Class 2	3,558,879	4,798,980
SAST SA AB Growth Portfolio Class 3	2,535,877	3,786,453
SAST SA American Funds Global Growth Portfolio Class 3	723,995	1,116,290
SAST SA American Funds Growth Portfolio Class 3	406,715	1,063,941
SAST SA American Funds Growth-Income Portfolio Class 3	509,495	1,081,173
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 1	3,921	6,293
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 2	1,027,592	577,459
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 3	431,587	1,664,125
SAST SA VCP Dynamic Allocation Portfolio Class 3	1,287,116	7,554,783
SAST SA VCP Dynamic Strategy Portfolio Class 3	855,469	6,296,171
T Rowe Price Blue Chip Growth Portfolio II Class	322,645	1,146,978
T Rowe Price Equity Income Portfolio II Class	450,725	716,513

23

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.    Financial Highlights
The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2024, follows:

	December 31, 2024				For the Year Ended December 31, 2024
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Fidelity VIP Contrafund Portfolio Service Class 2	91,898	39.24	45.57	3,958,377	0.04	1.15	2.05	30.73	31.92
Fidelity VIP Equity-Income Portfolio Service Class 2	184,572	24.16	27.86	4,843,474	1.57	1.15	2.00	12.77	13.73
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	667,298	11.76	13.56	8,484,464	3.29	1.15	2.00	-0.52	0.33
Fidelity VIP Mid Cap Portfolio Service Class 2	172,622	28.16	32.55	5,264,485	0.34	1.15	2.00	14.84	15.83
Fidelity VIP Overseas Portfolio Service Class 2	229,990	12.86	14.82	3,199,632	1.36	1.15	2.00	2.72	3.60
Goldman Sachs VIT Government Money Market Fund Service Shares	413,845	10.27	10.62	4,322,452	4.71	1.15	1.95	2.87	3.70
SST Balanced Growth Strategy Class 1	184,590		47.30	8,730,467	0.00		1.40		15.62
SST Balanced Growth Strategy Class 2	818,174	40.26	45.60	35,654,462	0.00	1.40	1.95	14.77	15.41
SST Balanced Growth Strategy Class 3	565,607	39.03	46.74	24,610,795	0.00	1.15	1.95	14.68	15.60
SST Conservative Growth Strategy Class 1	140,376		39.24	5,508,053	0.00		1.40		11.72
SST Conservative Growth Strategy Class 2	665,895	33.65	37.82	24,027,506	0.00	1.40	1.95	10.92	11.53
SST Conservative Growth Strategy Class 3	429,135	32.43	38.69	15,714,362	0.00	1.15	1.95	10.89	11.79
SST Growth Strategy Class 1	276,572		63.90	17,673,518	0.00		1.40		21.07
SST Growth Strategy Class 2	515,885	54.73	61.58	30,271,585	0.00	1.40	1.95	20.19	20.85
SST Growth Strategy Class 3	499,523	53.32	63.06	29,567,972	0.00	1.15	2.00	20.02	21.05
SST Moderate Growth Strategy Class 1	190,914		55.86	10,664,117	0.00		1.40		18.16
SST Moderate Growth Strategy Class 2	1,041,776	47.39	53.82	53,364,504	0.00	1.40	1.95	17.30	17.95
SST Moderate Growth Strategy Class 3	826,407	45.99	55.16	42,436,758	0.00	1.15	2.00	17.10	18.10
SST SA Allocation Balanced Portfolio Class 3	1,923,881	17.15	20.23	36,245,360	1.74	1.15	2.00	5.94	6.85
SST SA Allocation Growth Portfolio Class 3	1,063,395	23.74	27.92	27,510,411	1.16	1.15	2.00	11.44	12.39
SST SA Allocation Moderate Growth Portfolio Class 3	6,826,131	20.34	24.24	153,820,832	1.44	1.15	2.05	9.28	10.27
SST SA Allocation Moderate Portfolio Class 3	2,378,421	19.42	22.87	50,569,318	1.57	1.15	2.00	8.22	9.15
SST SA American Century Inflation Protection Portfolio Class 3	242,045	9.95	11.94	2,673,327	3.31	1.15	2.05	-0.50	0.41
SST SA Columbia Focused Value Portfolio Class 2	237,513	44.59	50.92	11,598,250	2.05	1.40	1.95	10.37	10.98
SST SA Columbia Focused Value Portfolio Class 3	142,423	43.25	52.16	6,912,519	1.94	1.15	2.00	10.25	11.19
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	83,912		15.80	1,325,945	3.72		1.40		0.29
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	840,976	13.09	15.23	12,134,057	3.42	1.40	1.95	-0.43	0.12
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	389,198	12.65	15.58	5,550,305	3.17	1.15	2.00	-0.60	0.26
SST SA Multi-Managed International Equity Portfolio Class 1	41,733		15.30	638,642	2.10		1.40		1.59
SST SA Multi-Managed International Equity Portfolio Class 2	850,662	13.08	14.76	11,970,804	2.10	1.40	1.95	0.85	1.41
SST SA Multi-Managed International Equity Portfolio Class 3	579,106	12.71	15.11	8,105,044	2.05	1.15	2.00	0.71	1.58
SST SA Multi-Managed Large Cap Growth Portfolio Class 1	99,820		50.86	5,077,359	0.00		1.40		33.02
SST SA Multi-Managed Large Cap Growth Portfolio Class 2	660,027	43.25	49.00	30,807,994	0.00	1.40	1.95	31.96	32.69
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	347,652	42.06	50.06	16,212,163	0.00	1.15	2.00	31.77	32.90
SST SA Multi-Managed Large Cap Value Portfolio Class 1	69,822		43.58	3,042,589	2.08		1.40		9.11
SST SA Multi-Managed Large Cap Value Portfolio Class 2	498,778	36.11	42.01	19,817,261	2.24	1.40	1.95	8.28	8.88
SST SA Multi-Managed Large Cap Value Portfolio Class 3	222,646	35.13	43.05	8,814,999	2.11	1.15	2.00	8.11	9.04
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1	28,955		80.30	2,325,123	0.00		1.40		21.49
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	291,227	68.70	77.44	21,444,620	0.00	1.40	1.95	20.65	21.31
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	157,994	66.69	79.39	11,641,102	0.00	1.15	2.00	20.46	21.49
SST SA Multi-Managed Mid Cap Value Portfolio Class 1	32,038		73.22	2,345,905	1.04		1.40		12.54
SST SA Multi-Managed Mid Cap Value Portfolio Class 2	283,897	58.78	70.62	18,833,669	0.95	1.40	1.95	11.69	12.31
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	146,128	56.88	72.23	9,617,644	0.86	1.15	1.95	11.61	12.51
SST SA Multi-Managed Small Cap Portfolio Class 1	41,047		31.93	1,310,571	0.33		1.40		8.85
SST SA Multi-Managed Small Cap Portfolio Class 2	417,936	27.26	30.81	12,295,656	0.19	1.40	1.95	8.13	8.73
SST SA Multi-Managed Small Cap Portfolio Class 3	267,462	26.28	31.51	7,846,079	0.11	1.15	2.05	7.97	8.95
SAST SA AB Growth Portfolio Class 1	55,027		23.39	1,286,900	0.00		1.40		23.51
SAST SA AB Growth Portfolio Class 2	1,420,440	22.38	23.17	32,554,883	0.00	1.40	1.95	22.62	23.30
SAST SA AB Growth Portfolio Class 3	855,318	22.11	23.39	19,579,840	0.00	1.15	2.05	22.40	23.51
SAST SA American Funds Global Growth Portfolio Class 3	129,600	33.24	38.54	4,684,323	0.56	1.15	2.00	11.00	11.95
SAST SA American Funds Growth Portfolio Class 3	61,345	53.38	63.01	3,663,357	0.07	1.15	2.05	28.63	29.79
SAST SA American Funds Growth-Income Portfolio Class 3	143,066	36.05	42.53	5,796,323	0.91	1.15	2.05	21.36	22.47
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 1	10,001		9.83	98,335	3.78		1.40		3.83
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 2	370,310	9.18	9.69	3,523,268	3.97	1.40	1.95	3.18	3.75
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 3	507,609	9.05	9.84	4,823,560	3.32	1.15	2.00	2.98	3.87
SAST SA VCP Dynamic Allocation Portfolio Class 3	1,834,251	17.82	19.78	34,440,158	1.38	1.15	2.00	11.30	12.25
SAST SA VCP Dynamic Strategy Portfolio Class 3	1,810,457	17.18	19.03	32,781,499	1.34	1.15	2.00	10.38	11.33
T Rowe Price Blue Chip Growth Portfolio II Class	72,672	50.99	58.70	4,068,557	0.00	1.15	2.00	32.48	33.62
T Rowe Price Equity Income Portfolio II Class	153,434	23.14	27.01	3,878,095	1.65	1.15	2.05	9.11	10.10

24

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2023				For the Year Ended December 31, 2023
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Fidelity VIP Contrafund Portfolio Service Class 2	111,518	30.02	34.54	3,648,501	0.25	1.15	2.05	30.43	31.60
Fidelity VIP Equity-Income Portfolio Service Class 2	215,675	21.42	24.49	4,993,928	1.72	1.15	2.00	8.20	9.12
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	706,531	11.83	13.52	8,996,041	2.31	1.15	2.00	3.91	4.79
Fidelity VIP Mid Cap Portfolio Service Class 2	207,723	24.52	28.10	5,490,814	0.37	1.15	2.00	12.54	13.49
Fidelity VIP Overseas Portfolio Service Class 2	258,500	12.52	14.30	3,485,633	0.78	1.15	2.00	17.85	18.85
Goldman Sachs VIT Government Money Market Fund Service Shares	382,991	9.98	10.24	3,867,556	5.22	1.15	1.95	2.77	3.59
SST Balanced Growth Strategy Class 1	198,198		40.91	8,107,871	0.00		1.40		22.16
SST Balanced Growth Strategy Class 2	942,905	35.08	39.51	35,704,152	0.00	1.40	1.95	21.31	21.98
SST Balanced Growth Strategy Class 3	635,465	34.03	40.44	24,036,735	0.00	1.15	1.95	21.17	22.14
SST Conservative Growth Strategy Class 1	148,282		35.12	5,208,036	0.00		1.40		17.51
SST Conservative Growth Strategy Class 2	798,655	30.34	33.91	25,869,914	0.00	1.40	1.95	16.75	17.39
SST Conservative Growth Strategy Class 3	478,880	29.24	34.61	15,739,014	0.00	1.15	1.95	16.54	17.47
SST Growth Strategy Class 1	313,167		52.78	16,529,489	0.00		1.40		28.36
SST Growth Strategy Class 2	603,669	45.54	50.95	29,358,981	0.00	1.40	1.95	27.48	28.18
SST Growth Strategy Class 3	539,818	44.43	52.10	26,467,531	0.00	1.15	2.00	27.26	28.34
SST Moderate Growth Strategy Class 1	273,174		47.27	12,913,579	0.00		1.40		24.78
SST Moderate Growth Strategy Class 2	1,210,039	40.40	45.64	52,641,203	0.00	1.40	1.95	23.87	24.55
SST Moderate Growth Strategy Class 3	925,594	39.28	46.71	40,384,761	0.00	1.15	2.00	23.70	24.75
SST SA Allocation Balanced Portfolio Class 3	2,233,884	16.19	18.93	39,632,351	2.11	1.15	2.00	9.21	10.14
SST SA Allocation Growth Portfolio Class 3	1,274,283	21.30	24.84	29,493,418	2.11	1.15	2.00	14.88	15.85
SST SA Allocation Moderate Growth Portfolio Class 3	7,984,307	18.62	21.98	163,618,415	2.26	1.15	2.05	12.72	13.73
SST SA Allocation Moderate Portfolio Class 3	2,919,429	17.94	20.96	57,036,246	2.19	1.15	2.00	11.45	12.40
SST SA American Century Inflation Protection Portfolio Class 3	270,317	10.00	11.89	2,986,416	4.46	1.15	2.05	1.19	2.11
SST SA Columbia Focused Value Portfolio Class 2	269,683	40.40	45.88	11,885,384	1.33	1.40	1.95	3.45	4.02
SST SA Columbia Focused Value Portfolio Class 3	157,751	39.23	46.91	6,920,882	1.20	1.15	2.00	3.26	4.14
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	90,492		15.76	1,425,807	2.42		1.40		4.82
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	924,077	13.15	15.21	13,311,755	2.16	1.40	1.95	3.96	4.53
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	442,397	12.73	15.54	6,335,405	2.08	1.15	2.00	3.92	4.81
SST SA Multi-Managed International Equity Portfolio Class 1	60,173		15.06	906,448	2.30		1.40		14.41
SST SA Multi-Managed International Equity Portfolio Class 2	975,341	12.97	14.56	13,551,032	2.06	1.40	1.95	13.67	14.29
SST SA Multi-Managed International Equity Portfolio Class 3	622,401	12.62	14.88	8,602,309	2.00	1.15	2.00	13.55	14.52
SST SA Multi-Managed Large Cap Growth Portfolio Class 1	115,789		38.24	4,427,555	0.00		1.40		35.30
SST SA Multi-Managed Large Cap Growth Portfolio Class 2	771,376	32.77	36.93	27,203,069	0.00	1.40	1.95	34.48	35.22
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	403,503	31.92	37.66	14,179,516	0.00	1.15	2.00	34.31	35.45
SST SA Multi-Managed Large Cap Value Portfolio Class 1	102,695		39.94	4,101,456	2.21		1.40		11.18
SST SA Multi-Managed Large Cap Value Portfolio Class 2	552,427	33.35	38.58	20,201,116	1.93	1.40	1.95	10.41	11.01
SST SA Multi-Managed Large Cap Value Portfolio Class 3	248,845	32.49	39.48	9,059,944	1.83	1.15	2.00	10.29	11.23
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1	34,864		66.10	2,304,425	0.00		1.40		19.66
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	326,048	56.94	63.83	19,835,909	0.00	1.40	1.95	18.89	19.55
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	178,211	55.36	65.35	10,843,191	0.00	1.15	2.00	18.65	19.66
SST SA Multi-Managed Mid Cap Value Portfolio Class 1	39,687		65.06	2,582,113	1.17		1.40		12.62
SST SA Multi-Managed Mid Cap Value Portfolio Class 2	316,436	52.63	62.88	18,745,069	1.05	1.40	1.95	11.87	12.48
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	162,180	50.97	64.20	9,508,561	0.90	1.15	1.95	11.75	12.64
SST SA Multi-Managed Small Cap Portfolio Class 1	46,123		29.33	1,352,915	0.45		1.40		11.12
SST SA Multi-Managed Small Cap Portfolio Class 2	455,724	25.21	28.33	12,350,205	0.30	1.40	1.95	10.29	10.90
SST SA Multi-Managed Small Cap Portfolio Class 3	286,649	24.34	28.92	7,741,257	0.22	1.15	2.05	10.03	11.02
SAST SA AB Growth Portfolio Class 1	67,916		18.94	1,286,052	0.00		1.40		33.16
SAST SA AB Growth Portfolio Class 2	1,608,138	18.25	18.79	29,940,384	0.00	1.40	1.95	32.25	32.98
SAST SA AB Growth Portfolio Class 3	995,465	18.06	18.94	18,523,258	0.00	1.15	2.05	31.98	33.17
SAST SA American Funds Global Growth Portfolio Class 3	153,745	29.95	34.42	4,978,967	0.68	1.15	2.00	19.94	20.96
SAST SA American Funds Growth Portfolio Class 3	77,426	41.50	48.55	3,567,118	1.40	1.15	2.05	35.21	36.43
SAST SA American Funds Growth-Income Portfolio Class 3	165,532	29.71	34.73	5,476,985	2.06	1.15	2.05	23.30	24.41
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 1	10,487		9.47	99,308	1.07		1.40		3.18
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 2	329,825	8.90	9.34	3,031,023	0.95	1.40	1.95	2.40	2.96
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 3	650,793	8.79	9.47	5,973,503	0.79	1.15	2.00	2.33	3.20
SAST SA VCP Dynamic Allocation Portfolio Class 3	2,198,067	16.02	17.62	36,920,394	2.12	1.15	2.00	11.25	12.20
SAST SA VCP Dynamic Strategy Portfolio Class 3	2,115,776	15.56	17.09	34,560,623	2.42	1.15	2.00	9.87	10.80
T Rowe Price Blue Chip Growth Portfolio II Class	91,982	38.49	43.93	3,862,827	0.00	1.15	2.00	46.02	47.26
T Rowe Price Equity Income Portfolio II Class	174,129	21.21	24.53	4,014,763	1.83	1.15	2.05	7.10	8.07

25

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Fidelity VIP Contrafund Portfolio Service Class 2	135,455	23.02	26.25	3,381,761	0.22	1.15	2.05	-27.98	-27.33
Fidelity VIP Equity-Income Portfolio Service Class 2	221,085	19.80	22.45	4,708,240	1.67	1.15	2.00	-7.12	-6.33
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	798,518	11.38	12.90	9,745,422	1.87	1.15	2.00	-14.93	-14.20
Fidelity VIP Mid Cap Portfolio Service Class 2	238,609	21.79	24.76	5,576,258	0.24	1.15	2.00	-16.65	-15.94
Fidelity VIP Overseas Portfolio Service Class 2	304,138	10.62	12.03	3,464,824	0.80	1.15	2.00	-26.17	-25.54
Goldman Sachs VIT Government Money Market Fund Service Shares	420,819	9.75	9.88	4,127,635	1.69	1.15	1.75	-0.38	0.22
SST Balanced Growth Strategy Class 1	231,397		33.49	7,748,900	0.00		1.40		-29.60
SST Balanced Growth Strategy Class 2	1,072,192	28.92	32.39	33,359,276	0.00	1.40	1.95	-30.08	-29.69
SST Balanced Growth Strategy Class 3	687,619	28.09	33.11	21,368,020	0.00	1.15	2.00	-30.18	-29.59
SST Conservative Growth Strategy Class 1	159,782		29.89	4,775,594	0.00		1.40		-25.11
SST Conservative Growth Strategy Class 2	973,271	25.99	28.89	26,929,736	0.00	1.40	1.95	-25.67	-25.26
SST Conservative Growth Strategy Class 3	538,256	25.09	29.47	15,064,713	0.00	1.15	1.95	-25.75	-25.16
SST Growth Strategy Class 1	334,286		41.12	13,745,514	0.00		1.40		-34.70
SST Growth Strategy Class 2	667,568	35.72	39.75	25,392,871	0.00	1.40	1.95	-35.16	-34.81
SST Growth Strategy Class 3	618,717	34.91	40.59	23,713,421	0.00	1.15	2.00	-35.24	-34.69
SST Moderate Growth Strategy Class 1	299,579		37.88	11,349,001	0.00		1.40		-31.52
SST Moderate Growth Strategy Class 2	1,415,484	32.62	36.64	49,608,659	0.00	1.40	1.95	-31.97	-31.60
SST Moderate Growth Strategy Class 3	1,112,808	31.75	37.44	39,072,209	0.00	1.15	2.00	-32.06	-31.48
SST SA Allocation Balanced Portfolio Class 3	2,595,652	14.83	17.19	41,978,188	2.42	1.15	2.00	-17.17	-16.46
SST SA Allocation Growth Portfolio Class 3	1,457,545	18.54	21.44	29,211,996	2.09	1.15	2.00	-19.14	-18.45
SST SA Allocation Moderate Growth Portfolio Class 3	9,063,906	16.52	19.33	164,025,576	2.54	1.15	2.05	-18.43	-17.69
SST SA Allocation Moderate Portfolio Class 3	3,340,662	16.10	18.64	58,266,059	2.55	1.15	2.00	-17.93	-17.23
SST SA American Century Inflation Protection Portfolio Class 3	320,396	9.89	11.65	3,479,066	1.99	1.15	2.05	-12.94	-12.16
SST SA Columbia Focused Value Portfolio Class 2	298,710	39.05	44.11	12,682,009	1.56	1.40	1.95	-3.82	-3.29
SST SA Columbia Focused Value Portfolio Class 3	172,644	37.99	45.04	7,304,303	1.44	1.15	2.00	-3.95	-3.13
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	92,207		15.03	1,386,012	2.04		1.40		-15.40
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	1,031,497	12.65	14.55	14,250,409	1.91	1.40	1.95	-15.94	-15.48
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	486,736	12.25	14.82	6,674,855	1.67	1.15	2.00	-16.18	-15.46
SST SA Multi-Managed International Equity Portfolio Class 1	63,439		13.17	835,319	1.86		1.40		-17.45
SST SA Multi-Managed International Equity Portfolio Class 2	1,103,386	11.41	12.74	13,438,551	1.62	1.40	1.95	-18.02	-17.57
SST SA Multi-Managed International Equity Portfolio Class 3	685,886	11.11	12.99	8,309,253	1.55	1.15	2.00	-18.23	-17.53
SST SA Multi-Managed Large Cap Growth Portfolio Class 1	126,602		28.26	3,578,030	0.00		1.40		-38.71
SST SA Multi-Managed Large Cap Growth Portfolio Class 2	870,548	24.37	27.31	22,747,262	0.00	1.40	1.95	-39.12	-38.78
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	465,267	23.76	27.81	12,124,410	0.00	1.15	2.00	-39.24	-38.73
SST SA Multi-Managed Large Cap Value Portfolio Class 1	102,228		35.92	3,672,110	1.87		1.40		-4.77
SST SA Multi-Managed Large Cap Value Portfolio Class 2	613,486	30.21	34.75	20,262,703	1.65	1.40	1.95	-5.46	-4.94
SST SA Multi-Managed Large Cap Value Portfolio Class 3	272,082	29.46	35.50	8,956,399	1.53	1.15	2.00	-5.57	-4.76
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1	42,279		55.24	2,335,372	0.00		1.40		-29.81
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	347,639	47.89	53.40	17,727,309	0.00	1.40	1.95	-30.33	-29.95
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	200,669	46.66	54.61	10,261,678	0.00	1.15	2.00	-30.39	-29.80
SST SA Multi-Managed Mid Cap Value Portfolio Class 1	45,247		57.77	2,613,961	0.79		1.40		-10.04
SST SA Multi-Managed Mid Cap Value Portfolio Class 2	344,413	47.05	55.90	18,187,439	0.61	1.40	1.95	-10.67	-10.18
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	187,415	45.65	56.99	9,818,114	0.48	1.15	2.00	-10.81	-10.05
SST SA Multi-Managed Small Cap Portfolio Class 1	47,367		26.40	1,250,385	0.39		1.40		-17.82
SST SA Multi-Managed Small Cap Portfolio Class 2	495,261	22.86	25.55	12,124,081	0.22	1.40	1.95	-18.38	-17.93
SST SA Multi-Managed Small Cap Portfolio Class 3	308,669	22.12	26.05	7,540,314	0.12	1.15	2.05	-18.54	-17.80
SAST SA AB Growth Portfolio Class 1	90,701		14.22	1,289,800	0.00		1.40		-29.60
SAST SA AB Growth Portfolio Class 2	1,860,246	13.80	14.13	26,082,122	0.00	1.40	1.95	-30.09	-29.71
SAST SA AB Growth Portfolio Class 3	1,175,671	13.69	14.22	16,479,362	0.00	1.15	2.05	-30.23	-29.60
SAST SA American Funds Global Growth Portfolio Class 3	183,661	24.97	28.46	4,932,373	0.00	1.15	2.00	-26.45	-25.82
SAST SA American Funds Growth Portfolio Class 3	91,092	30.69	35.59	3,071,123	0.41	1.15	2.05	-31.50	-30.89
SAST SA American Funds Growth-Income Portfolio Class 3	213,618	24.09	27.91	5,690,408	0.80	1.15	2.05	-18.43	-17.69
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 1	12,943		9.18	118,782	0.00		1.40		-2.90
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 2	381,690	8.69	9.07	3,411,858	0.00	1.40	1.95	-3.55	-3.02
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 3	928,399	8.59	9.18	8,287,325	0.00	1.15	2.00	-3.80	-2.98
SAST SA VCP Dynamic Allocation Portfolio Class 3	2,508,633	14.40	15.71	37,711,728	2.27	1.15	2.00	-18.79	-18.10
SAST SA VCP Dynamic Strategy Portfolio Class 3	2,341,880	14.16	15.43	34,665,117	2.07	1.15	2.00	-16.22	-15.50
T Rowe Price Blue Chip Growth Portfolio II Class	110,244	26.36	29.83	3,151,569	0.00	1.15	2.00	-39.88	-39.36
T Rowe Price Equity Income Portfolio II Class	197,080	19.80	22.70	4,229,193	1.58	1.15	2.05	-5.54	-4.69

26

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Fidelity VIP Contrafund Portfolio Service Class 2	161,333	31.96	36.12	5,542,260	0.03	1.15	2.05	24.93	26.05
Fidelity VIP Equity-Income Portfolio Service Class 2	243,162	21.32	23.96	5,516,343	1.67	1.15	2.00	22.14	23.18
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	926,022	13.38	15.03	13,201,153	1.74	1.15	2.00	-2.86	-2.03
Fidelity VIP Mid Cap Portfolio Service Class 2	273,365	26.14	29.46	7,624,400	0.35	1.15	2.00	22.83	23.87
Fidelity VIP Overseas Portfolio Service Class 2	313,069	14.39	16.16	4,804,731	0.32	1.15	2.00	17.03	18.03
Goldman Sachs VIT Government Money Market Fund Service Shares	207,952	9.80	9.86	2,041,687	0.01	1.15	1.70	-1.68	-1.14
SST Balanced Growth Strategy Class 1	276,896		47.56	13,170,335	0.00		1.40		5.26
SST Balanced Growth Strategy Class 2	1,197,325	41.36	46.07	53,071,489	0.00	1.40	1.95	4.57	5.15
SST Balanced Growth Strategy Class 3	761,144	40.23	47.02	33,593,208	0.00	1.15	2.00	4.41	5.30
SST Conservative Growth Strategy Class 1	180,998		39.91	7,223,618	0.00		1.40		4.46
SST Conservative Growth Strategy Class 2	1,086,886	34.96	38.65	40,344,992	0.00	1.40	1.95	3.75	4.32
SST Conservative Growth Strategy Class 3	601,991	33.80	39.37	22,512,046	0.00	1.15	1.95	3.68	4.51
SST Growth Strategy Class 1	361,014	62.96	62.97	22,731,318	0.00		1.40		8.75
SST Growth Strategy Class 2	700,759	55.10	60.97	40,999,915	0.00	1.40	1.95	8.01	8.60
SST Growth Strategy Class 3	654,934	53.91	62.15	38,542,223	0.00	1.15	2.00	7.85	8.77
SST Moderate Growth Strategy Class 1	336,291		55.32	18,603,310	0.00		1.40		7.76
SST Moderate Growth Strategy Class 2	1,605,065	47.95	53.57	82,396,547	0.00	1.40	1.95	7.00	7.59
SST Moderate Growth Strategy Class 3	1,205,603	46.74	54.64	61,918,184	0.00	1.15	2.00	6.86	7.77
SST SA Allocation Balanced Portfolio Class 3	2,946,629	17.90	20.58	57,343,630	0.88	1.15	2.00	5.19	6.08
SST SA Allocation Growth Portfolio Class 3	1,664,174	22.93	26.30	41,041,744	2.03	1.15	2.00	13.40	14.37
SST SA Allocation Moderate Growth Portfolio Class 3	10,146,786	20.25	23.48	223,921,916	1.70	1.15	2.05	10.18	11.18
SST SA Allocation Moderate Portfolio Class 3	3,813,706	19.62	22.53	80,686,616	1.82	1.15	2.00	8.24	9.16
SST SA American Century Inflation Protection Portfolio Class 3	408,540	11.36	13.26	5,064,963	2.75	1.15	2.05	2.12	3.05
SST SA Columbia Focused Value Portfolio Class 2	343,592	40.61	45.61	15,114,949	3.91	1.40	1.95	23.00	23.68
SST SA Columbia Focused Value Portfolio Class 3	207,436	39.55	46.50	9,083,288	3.77	1.15	2.00	22.82	23.87
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	104,488		17.77	1,856,531	4.29		1.40		-2.91
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	1,124,466	15.05	17.22	18,421,782	4.01	1.40	1.95	-3.51	-2.98
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	594,912	14.61	17.54	9,675,814	3.80	1.15	2.00	-3.64	-2.81
SST SA Multi-Managed International Equity Portfolio Class 1	66,962		15.95	1,068,055	3.06		1.40		9.57
SST SA Multi-Managed International Equity Portfolio Class 2	1,262,321	13.92	15.45	18,680,534	2.75	1.40	1.95	8.85	9.45
SST SA Multi-Managed International Equity Portfolio Class 3	787,347	13.59	15.75	11,612,354	2.56	1.15	2.00	8.73	9.65
SST SA Multi-Managed Large Cap Growth Portfolio Class 1	132,412		46.11	6,105,740	0.18		1.40		14.89
SST SA Multi-Managed Large Cap Growth Portfolio Class 2	918,248	40.03	44.61	39,245,916	0.08	1.40	1.95	14.01	14.64
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	471,457	39.11	45.38	20,121,726	0.00	1.15	2.00	13.91	14.88
SST SA Multi-Managed Large Cap Value Portfolio Class 1	103,957		37.72	3,921,291	3.33		1.40		22.23
SST SA Multi-Managed Large Cap Value Portfolio Class 2	691,710	31.95	36.56	24,060,895	3.08	1.40	1.95	21.39	22.05
SST SA Multi-Managed Large Cap Value Portfolio Class 3	324,580	31.20	37.27	11,250,260	2.86	1.15	2.00	21.12	22.16
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1	46,272		78.70	3,641,493	0.00		1.40		7.94
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	371,767	68.75	76.23	27,120,151	0.00	1.40	1.95	7.17	7.76
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	205,345	67.03	77.79	14,999,543	0.00	1.15	2.00	7.00	7.92
SST SA Multi-Managed Mid Cap Value Portfolio Class 1	47,711		64.22	3,063,854	2.02		1.40		25.60
SST SA Multi-Managed Mid Cap Value Portfolio Class 2	387,664	52.67	62.24	22,819,103	1.78	1.40	1.95	24.74	25.43
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	226,454	51.18	63.35	13,227,860	1.59	1.15	2.00	24.58	25.64
SST SA Multi-Managed Small Cap Portfolio Class 1	49,454		32.12	1,588,604	0.44		1.40		21.83
SST SA Multi-Managed Small Cap Portfolio Class 2	564,362	28.00	31.13	16,858,763	0.20	1.40	1.95	20.99	21.65
SST SA Multi-Managed Small Cap Portfolio Class 3	337,991	27.15	31.69	10,074,911	0.02	1.15	2.05	20.79	21.89
SAST SA AB Growth Portfolio Class 1	93,694		20.20	1,892,436	0.00		1.40		27.01
SAST SA AB Growth Portfolio Class 2	1,989,646	19.74	20.10	39,761,241	0.00	1.40	1.95	26.11	26.81
SAST SA AB Growth Portfolio Class 3	1,234,437	19.62	20.20	24,659,519	0.00	1.15	2.05	25.86	27.00
SAST SA American Funds Global Growth Portfolio Class 3	202,440	33.95	38.36	7,352,069	0.06	1.15	2.00	13.81	14.78
SAST SA American Funds Growth Portfolio Class 3	109,626	44.81	51.49	5,370,477	0.02	1.15	2.05	19.22	20.30
SAST SA American Funds Growth-Income Portfolio Class 3	247,733	29.54	33.91	8,033,153	1.01	1.15	2.05	21.17	22.27
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 1	14,346		9.45	135,593	0.05		1.40		-1.90
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 2	439,189	9.01	9.36	4,060,426	0.00	1.40	1.95	-2.59	-2.06
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 3	985,080	8.93	9.46	9,095,157	0.00	1.15	2.00	-2.74	-1.91
SAST SA VCP Dynamic Allocation Portfolio Class 3	2,787,038	17.73	19.18	51,360,108	1.52	1.15	2.00	7.15	8.06
SAST SA VCP Dynamic Strategy Portfolio Class 3	2,661,427	16.91	18.26	46,815,286	1.31	1.15	2.00	7.91	8.83
T Rowe Price Blue Chip Growth Portfolio II Class	117,458	43.84	49.20	5,553,605	0.00	1.15	2.00	15.01	15.99
T Rowe Price Equity Income Portfolio II Class	257,965	20.96	23.82	5,819,143	1.41	1.15	2.05	22.68	23.78

27

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Fidelity VIP Contrafund Portfolio Service Class 2	177,023	25.58	28.65	4,832,409	0.08	1.15	2.05	27.59	28.75
Fidelity VIP Equity-Income Portfolio Service Class 2	286,155	17.45	19.45	5,284,767	1.52	1.15	2.00	4.33	5.22
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	999,272	13.77	15.34	14,610,326	1.93	1.15	2.00	7.00	7.92
Fidelity VIP Mid Cap Portfolio Service Class 2	352,792	21.29	23.78	7,952,033	0.36	1.15	2.00	15.53	16.52
Fidelity VIP Overseas Portfolio Service Class 2	359,045	12.30	13.69	4,677,766	0.20	1.15	2.00	13.05	14.01
Goldman Sachs VIT Government Money Market Fund Service Shares	78,407	9.96	9.97	781,468	0.00	1.15	1.80	-0.39	-0.25
SST Balanced Growth Strategy Class 1	320,819		45.19	14,496,419	0.00		1.40		25.85
SST Balanced Growth Strategy Class 2	1,423,484	39.55	43.81	60,059,079	0.00	1.40	1.95	24.96	25.65
SST Balanced Growth Strategy Class 3	785,566	38.54	44.65	33,000,502	0.00	1.15	2.00	24.76	25.83
SST Conservative Growth Strategy Class 1	223,010	38.20	38.21	8,520,175	0.00		1.40		19.72
SST Conservative Growth Strategy Class 2	1,206,134	33.70	37.05	42,959,204	0.00	1.40	1.95	18.92	19.57
SST Conservative Growth Strategy Class 3	669,065	32.60	37.67	23,974,455	0.00	1.15	1.95	18.72	19.68
SST Growth Strategy Class 1	397,288		57.90	23,002,226	0.00		1.40		33.68
SST Growth Strategy Class 2	756,732	51.01	56.14	40,849,943	0.00	1.40	1.95	32.73	33.46
SST Growth Strategy Class 3	873,456	49.99	57.14	47,096,220	0.00	1.15	2.00	32.55	33.68
SST Moderate Growth Strategy Class 1	377,156	51.33	51.34	19,361,288	0.00		1.40		29.99
SST Moderate Growth Strategy Class 2	1,758,783	44.81	49.79	84,085,418	0.00	1.40	1.95	29.04	29.75
SST Moderate Growth Strategy Class 3	1,341,391	43.74	50.71	64,161,385	0.00	1.15	2.00	28.83	29.93
SST SA Allocation Balanced Portfolio Class 3	3,394,123	17.02	19.40	62,386,597	1.10	1.15	2.00	9.60	10.54
SST SA Allocation Growth Portfolio Class 3	1,899,241	20.22	22.99	41,134,212	0.00	1.15	2.00	13.82	14.79
SST SA Allocation Moderate Growth Portfolio Class 3	11,301,685	18.38	21.12	225,312,215	0.00	1.15	2.05	12.39	13.41
SST SA Allocation Moderate Portfolio Class 3	4,332,444	18.12	20.63	84,257,225	0.00	1.15	2.00	11.39	12.34
SST SA American Century Inflation Protection Portfolio Class 3	484,126	11.12	12.87	5,861,220	0.00	1.15	2.05	4.62	5.56
SST SA Columbia Focused Value Portfolio Class 2	378,859	33.01	36.88	13,500,818	0.00	1.40	1.95	5.38	5.96
SST SA Columbia Focused Value Portfolio Class 3	247,112	32.20	37.54	8,735,452	0.00	1.15	2.00	5.22	6.12
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1	105,276		18.30	1,926,518	0.00		1.40		6.37
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2	1,232,636	15.59	17.75	20,857,648	0.00	1.40	1.95	5.54	6.13
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	672,825	15.16	18.04	11,333,332	0.00	1.15	2.00	5.45	6.35
SST SA Multi-Managed International Equity Portfolio Class 1	85,603	13.26	14.56	1,243,769	0.00	1.40	1.52	9.95	10.09
SST SA Multi-Managed International Equity Portfolio Class 2	1,355,544	12.79	14.12	18,363,095	0.00	1.40	1.95	9.35	9.95
SST SA Multi-Managed International Equity Portfolio Class 3	894,719	12.50	14.37	12,071,084	0.00	1.15	2.00	9.10	10.03
SST SA Multi-Managed Large Cap Growth Portfolio Class 1	147,529	35.45	40.14	5,920,819	0.00	1.40	1.52	46.59	46.77
SST SA Multi-Managed Large Cap Growth Portfolio Class 2	1,085,444	35.11	38.91	40,533,418	0.00	1.40	1.95	45.75	46.56
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	530,738	34.34	39.50	19,738,263	0.00	1.15	2.00	45.52	46.76
SST SA Multi-Managed Large Cap Value Portfolio Class 1	115,136	28.89	30.86	3,545,923	0.00	1.40	1.52	-0.08	0.04
SST SA Multi-Managed Large Cap Value Portfolio Class 2	809,710	26.32	29.95	23,107,601	0.00	1.40	1.95	-0.63	-0.08
SST SA Multi-Managed Large Cap Value Portfolio Class 3	381,632	25.76	30.51	10,847,153	0.00	1.15	2.00	-0.74	0.10
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1	50,828		72.91	3,705,776	0.00		1.40		41.47
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2	410,821	64.15	70.74	27,864,901	0.00	1.40	1.95	40.46	41.24
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	228,856	62.64	72.08	15,531,081	0.00	1.15	2.00	40.27	41.47
SST SA Multi-Managed Mid Cap Value Portfolio Class 1	51,376		51.13	2,626,894	0.00		1.40		4.26
SST SA Multi-Managed Mid Cap Value Portfolio Class 2	458,619	42.22	49.62	21,529,870	0.00	1.40	1.95	3.52	4.09
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	269,876	41.08	50.43	12,576,011	0.00	1.15	2.00	3.35	4.24
SST SA Multi-Managed Small Cap Portfolio Class 1	56,778	24.78	26.37	1,494,977	0.00	1.40	1.52	10.53	10.66
SST SA Multi-Managed Small Cap Portfolio Class 2	654,588	23.14	25.59	16,094,330	0.00	1.40	1.95	9.88	10.49
SST SA Multi-Managed Small Cap Portfolio Class 3	389,916	22.48	26.00	9,561,993	0.00	1.15	2.05	9.62	10.61
SAST SA AB Growth Portfolio Class 1	98,580		15.90	1,567,694	0.00		1.40		33.73
SAST SA AB Growth Portfolio Class 2	2,257,611	15.66	15.85	35,641,825	0.00	1.40	1.95	32.82	33.56
SAST SA AB Growth Portfolio Class 3	1,407,647	15.59	15.90	22,208,058	0.00	1.15	2.05	32.54	33.74
SAST SA American Funds Global Growth Portfolio Class 3	226,180	29.83	33.42	7,176,713	0.05	1.15	2.00	27.51	28.60
SAST SA American Funds Growth Portfolio Class 3	128,323	37.58	42.80	5,210,651	0.73	1.15	2.05	48.64	49.98
SAST SA American Funds Growth-Income Portfolio Class 3	244,621	24.37	27.74	6,458,621	1.50	1.15	2.05	10.95	11.95
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 1	15,142		9.63	145,889	0.77		1.40		-1.19
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 2	592,509	9.25	9.55	5,596,865	1.69	1.40	1.95	-1.87	-1.33
SAST SA JPMorgan Ultra-Short Bond Portfolio Class 3	1,466,883	9.18	9.64	13,823,639	1.66	1.15	2.00	-1.87	-1.03
SAST SA VCP Dynamic Allocation Portfolio Class 3	3,177,750	16.54	17.75	54,421,428	1.10	1.15	2.00	10.86	11.81
SAST SA VCP Dynamic Strategy Portfolio Class 3	3,016,818	15.67	16.78	48,963,715	1.13	1.15	2.00	8.01	8.93
T Rowe Price Blue Chip Growth Portfolio II Class	134,264	38.12	42.42	5,469,359	0.00	1.15	2.00	31.27	32.39
T Rowe Price Equity Income Portfolio II Class	297,567	17.09	19.24	5,439,073	1.91	1.15	2.05	-1.09	-0.20
(a)     Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.
(b)     These amounts represent the net asset value before adjustments allocated to the contracts in payout period.
(c)    These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the

28

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

year. If there are no assets at either the beginning or end of the year, the asset balance of the first or last day the sub-account had assets is used.
(d)    These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.
(e)    These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.
(f)    A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.
7.    Subsequent Events
Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

29

American General Life Insurance Company

(An indirect wholly owned subsidiary of Corebridge Financial, Inc.)

Statutory Financial Statements and

Supplemental Information and

Report of Independent Auditors

At December 31, 2024 and 2023 and

for each of the three years ended December 31, 2024

AMERICAN GENERAL LIFE INSURANCE COMPANY

1

Report of Independent Auditors

To the Board of Directors and Shareholder of American General Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of American General Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2024 and 2023, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of selected financial data, investment risks interrogatories, summary investment schedule, and schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2024 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 24, 2025

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
(in millions)	2024	2023
Admitted assets

Cash and investments

Bonds	$117,044	$112,132

Preferred stock	160	80

Common stock	234	266

Cash, cash equivalents and short-term investments	731	900

Mortgage loans	36,078	29,652

Real estate	89	75

Contract loans	1,144	1,157

Derivatives	1,779	1,884

Derivative cash collateral and deferred asset for SSAP 108	1,680	1,985

Other invested assets	6,651	6,556

Total cash and investments	165,590	154,687

Amounts recoverable from reinsurers	263	251

Amounts receivable under reinsurance contracts	658	520

Current federal income tax recoverable	77	337

Deferred tax asset	1,295	1,164

Due and accrued investment income	1,418	1,413

Premiums due, deferred and uncollected	49	62

Receivables from affiliates	262	222

Other assets	2,601	2,323

Separate account assets	74,287	68,792
Total admitted assets	$246,500	$229,771

 See accompanying Notes to Statutory Financial Statements.

4

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,
(in millions, except for share data)	2024	2023
Liabilities

Policy reserves and contractual liabilities	$112,536	$113,699
Life and annuity reserves

Liabilities for deposit-type contracts	16,792	14,014

Accident and health reserves	675	697

Premiums received in advance	12	10

Policy and contract claims	684	657

Policyholder dividends	18	17

Total policy reserves and contractual liabilities	130,717	129,094

Payable to affiliates	211	224

Interest maintenance reserve	504	1,389

Derivatives	123	953

Payable for securities lending	2,284	—

Repurchase agreements	232	1,623

Collateral for derivatives program	1,245	1,729

Funds held under coinsurance	24,543	12,849

Accrued expenses and other liabilities	2,251	3,598

Net transfers from separate accounts due or accrued	(2,434)	(1,745)

Asset valuation reserve	2,510	2,343

Separate account liabilities	74,280	68,785
Total liabilities	236,466	220,842
Commitments and contingencies (see Note 21)

Capital and surplus

Common stock, $10 par value; 600,000 shares authorized, issued and outstanding	6	6

Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding	1	1

Surplus Notes	500	—

Gross paid-in and contributed surplus	5,412	5,410

Special surplus funds	1,630	1,279

Unassigned surplus	2,485	2,233

Total capital and surplus	10,034	8,929

Total liabilities and capital and surplus	$246,500	$229,771

 See accompanying Notes to Statutory Financial Statements.

5

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	December 31,
(in millions)	2024	2023	2022
Revenues

Premiums and annuity considerations	$13,839	$23,157	$39,948

Net investment income	7,887	6,574	7,172

Amortization of interest maintenance reserve	42	113	123

Reserve adjustments on reinsurance ceded	(2,191)	(4,276)	(2,112)

Commissions and expense allowances	1,363	679	779

Separate account fees	1,183	902	1,648

Other income	1,132	1,018	741

Total revenues	23,255	28,167	48,299

Benefits and expenses

Death benefits	785	749	811

Annuity benefits	3,815	3,244	2,652

Surrender benefits	17,484	15,931	9,350

Other benefits	1,371	1,077	692

Change in reserves	(1,223)	4,817	4,769

Commissions	1,677	1,519	2,672

General insurance expenses	983	946	928

Net transfers to (from) separate accounts	(1,829)	2,078	1,109

Modco reinsurance assumed	(2,914)	(3,394)	22,095

Other expenses	1,063	742	716

Total benefits and expenses	21,212	27,709	45,794

Net gain from operations before dividends to policyholders and federal income taxes	2,043	457	2,505

Dividends to policyholders	7	2	6

Net gain from operations after dividends to policyholders and before federal income taxes	2,036	455	2,499

Federal income tax expense (benefit)	451	(52)	518

Net gain from operations	1,585	507	1,981

Net realized capital (losses), net of tax after transfers to interest maintenance reserves	(152)	(363)	(1,190)

Net income	$1,433	$144	$791

 See accompanying Notes to Statutory Financial Statements.

6

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common & Preferred Stock	Surplus Notes	Gross Paid- In and Contributed Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance, January 1, 2022	$7	$—	$3,510	$126	$4,889	$8,532

Net income	—	—	—	—	791	791

Change in net unrealized capital gains (losses)	—	—	—	—	(694)	(694)

Change in net unrealized foreign exchange capital gains (losses)	—	—	—	—	(705)	(705)

Change in deferred tax	—	—	—	—	(40)	(40)

Change in non-admitted assets	—	—	—	—	(84)	(84)

Change in liability for reinsurance in unauthorized and certified companies	—	—	—	—	(22)	(22)

Change in asset valuation reserve	—	—	—	—	621	621

Change in surplus from separate accounts	—	—	—	—	296	296

Other changes in surplus in separate accounts	—	—	—	—	(296)	(296)

Additional paid in surplus	—	—	1,900	—	—	1,900

Change in surplus as a result of reinsurance	—	—	—	—	(256)	(256)

Dividends	—	—	—	—	(800)	(800)

Prior period corrections	—	—	—	—	73	73

Reinsurance permitted practice	—	—	—	—	433	433

Other changes	—	—	—	790	(789)	1

Balance, December 31, 2022	$7	$—	$5,410	$916	$3,417	$9,750

Net income	—	—	—	—	144	144

Change in net unrealized capital gains (losses)	—	—	—	—	58	58

Change in net unrealized foreign exchange capital gains (losses)	—	—	—	—	492	492

Change in deferred tax	—	—	—	—	167	167

Change in non-admitted assets	—	—	—	—	(7)	(7)

Change in liability for reinsurance in unauthorized and certified companies	—	—	—	—	21	21

Change in asset valuation reserve	—	—	—	—	(662)	(662)

Change in surplus from separate accounts	—	—	—	—	(367)	(367)

Other changes in surplus in separate accounts	—	—	—	—	367	367

Additional paid in surplus	—	—	—	—	—	—

Change in surplus as a result of reinsurance	—	—	—	—	249	249

Dividends	—	—	—	—	(2,000)	(2,000)

Prior period corrections	—	—	—	—	(8)	(8)

Reinsurance permitted practice	—	—	—	—	725	725

Other changes	—	—	—	363	(363)	—

Balance, December 31, 2023	$7	$—	$5,410	$1,279	$2,233	$8,929

Net income	—	—	—	—	1,433	1,433

Change in net unrealized capital gains (losses)	—	—	—	—	80	80

Change in net unrealized foreign exchange capital gains (losses)	—	—	—	—	(393)	(393)

Change in deferred tax	—	—	—	—	140	140

Change in non-admitted assets	—	—	—	—	106	106

Change in liability for reinsurance in unauthorized and certified companies	—	—	—	—	1	1

Change in asset valuation reserve	—	—	—	—	(167)	(167)

Change in surplus from separate accounts	—	—	—	—	(17)	(17)

Other changes in surplus in separate accounts	—	—	—	—	17	17

Change in surplus notes	—	500	—	—	—	500

Change in additional paid-in surplus	—	—	2	—	—	2

Change in surplus as a result of reinsurance	—	—	—	—	62	62

Dividends	—	—	—	—	(1,300)	(1,300)

Prior period corrections	—	—	—	—	318	318

Reinsurance permitted practice	—	—	—	—	322	322

Other changes	—	—	—	351	(350)	1

Balance, December 31, 2024	$7	$500	$5,412	$1,630	$2,485	$10,034

 See accompanying Notes to Statutory Financial Statements.

7

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
(in millions)	2024	2023	2022
Cash from operations

Premium and annuity considerations, collected, net of reinsurance	$12,375	$23,059	$18,180

Net investment income collected	7,040	5,711	6,547

Other income	1,504	(1,038)	557
Total revenue received	20,919	27,732	25,284

Benefits paid	23,562	21,098	13,473

Net transfers to (from) separate accounts	(6,004)	(2,569)	536

Commissions and expenses paid	2,961	2,447	3,584

Dividends paid to policyholders	6	3	2

Federal income taxes paid	451	(26)	1,089
Total benefits and expenses paid	20,976	20,953	18,684
Net cash provided by operations	(57)	6,779	6,600
Cash from investments

Proceeds from investments sold, matured or repaid:

Bonds	16,803	8,775	15,962

Stocks	29	144	498

Mortgage loans	3,473	3,446	3,005

Real estate	15	—	—

Other invested assets	664	1,436	1,136

Securities lending reinvested collateral assets	—	—	1,727

Other, net	445	—	124
Total proceeds from investments sold, matured or repaid	21,429	13,801	22,452

Cost of investments acquired:

Bonds	26,023	16,318	17,824

Stocks	31	43	300

Mortgage loans	10,157	7,349	6,465

Real estate	14	—	1

Derivatives, net	971	2,103	823

Other invested assets	853	952	2,791

Securities lending reinvested collateral assets	—	—	—

Other, net	—	539	1,878
Total cost of investments acquired	38,049	27,304	30,082
Net adjustment in contract loans	(7)	15	(26)
Net cash provided by (used in) investing activities	(16,613)	(13,518)	(7,604)
Cash from financing and miscellaneous sources

Cash provided (applied):

Surplus notes	500	—	—

Capital and paid-in surplus	2	—	1,900

Net deposits on (withdrawals from) deposit-type contracts	2,778	1,698	(11)

Dividends to parent	(1,300)	(2,000)	(800)

Change in securities lending	2,284	—	(2,426)

Other, net	12,237	6,988	2,490
Net cash provided by (used in) financing and miscellaneous activities	16,501	6,686	1,153

Net increase (decrease) in cash, cash equivalents and short-term investments	(169)	(51)	149

Cash, cash equivalents and short-term investments at beginning of year	900	951	802
Cash, cash equivalents and short-term investments at end of year	$731	$900	$951

8

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,

(in millions)	2024	2023	2022
Non-cash activities, excluded from above:

Non-cash transfer from general to separate account	$4,288	$1,002	$—

Non-cash pension risk transfer premiums transfer from separate account	1,334	—	—

Non-cash transfer from separate to general account	758	4,068	—

Non-cash internal transfers mortgage loans	609	—	—

Non-cash Modco to FRL settlements	232	274	204

Non-cash corporate actions-bonds	133	—	—

Non-cash transfer from other invested assets to bonds	92	456	—

Non-cash transfer from bonds to stocks	70	—	—

Non-cash internal transfers other invested assets	69	—	—

Non-cash transfer from short-term bonds to bonds	44	—	—

Non-cash transfer from mortgage loans to bonds	33	—	—

Non-cash payment in kind to bonds	31	—	—

Non-cash AGL Loan Inv Corp-return of capital	22	—	—

Non-cash transfer from mortgage loans to real estate	4	—	—

Non-cash capitalized interest - mortgage loans	4	—	—

Non-cash transfer from bonds to other invested assets	4	—	—

Non-cash transfer from common stocks to other invested assets	3	—	—

Non-cash transfer from other invested assets to common stocks	1	1	—

Non-cash AGLIC - Bermuda redemption	—	642	—

Non-cash transfer from other invested assets to mortgage loans	—	425	12

Non-cash Hannover reinsurance transaction	—	253	—

Non-cash Modco adjustment on assumed reinsurance	—	—	22,924

Non-cash pension risk transfer premiums	—	—	1,159

 See accompanying Notes to Statutory Financial Statements.

9

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (“AGL” or the “Company”), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (“AGC Life” or the “Parent”), a Missouri-domiciled life insurance company, which is wholly owned by Corebridge Life Holdings, Inc. (“Corebridge Life Holdings”). Corebridge Life Holdings is wholly owned by Corebridge Financial, Inc. (“Corebridge”). American International Group, Inc. (“AIG”) owned approximately 22.7% and Nippon Life Insurance Company owned approximately 21.7% of outstanding Corebridge common stock as of December 31, 2024.

On December 9, 2024, Nippon Life Insurance Company, a mutual company organized under the laws of Japan, completed its purchase of approximately 122 million shares of Corebridge.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (“TDI”). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.

The Company is a leading provider in the United States of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider in the United States of fixed and variable annuities. The Company’s primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, private placement variable universal life, structured settlements, corporate- and bank-owned life insurance, pension risk transfer annuities, guaranteed investment contracts, funding agreements, stable value wrap products and group benefits. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through Corebridge Direct Insurance Services, Inc. (“Corebridge Direct”).

10

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (“U.S. GAAP”), as described herein.

The TDI recognizes only statutory accounting practices (“SAP”) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Texas. The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices.

At December 31, 2024, 2023 and 2022, the Company used the following permitted practices that resulted in reported statutory surplus or risk-based capital that is different from the statutory surplus or risk-based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices of the TDI been followed in all respects:

•

The Company recognized an admitted asset related to the notional value of coverage defined in an excess of loss (“XOL”) reinsurance agreement with a 20-year term that provides coverage to the Company for aggregate claims incurred during the agreement term associated with guaranteed living benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point as defined in the agreement. This permitted practice was expanded to similarly recognize an additional admitted asset related to the net notional value of coverage as defined in a separate XOL reinsurance agreement with a 25-year term that provides coverage to the subsidiary for aggregate XOL claims associated with guaranteed living benefits on a block of fixed index annuities generally issued in April 2019 or later, including certain new business issued after the effective date (“Block 2”).

•

Effective September 30, 2023, the permitted practice for Block 1 and Block 2 was extended through September 30, 2026 and the maximum notional value of Block 2 was increased for certain new business. Effective December 31, 2024, the permitted practice related to Block 2 was amended to determine the XOL limit based on annual standalone cash flow testing (“CFT”) for business retained, net of reinsurance, where the XOL cap is defined as 90% of the CFT margin performed at each year-end. For new business issued after December 31, 2024, the XOL limit will be increased each quarter based on a specified calculation. At the end of the calendar year, the new business retained will be included with the business from prior years in the determination of the XOL limit based on 90% of the CFT margin performed at year-end. The amended permitted practice for Block 2 will remain in effect through September 30, 2026.

•

This permitted practice was expanded to similarly recognize an additional admitted asset related to the net notional value of coverage as defined in a separate XOL agreement with a 25-year term that provides coverage to the subsidiary for aggregate XOL claims associated with the base contract along with the guaranteed living benefits rider on a block of fixed annuities inforce on the treaty effective date, including certain new business issued after the effective date (“Block 3”). Effective September 30, 2023, the permitted practice for Block 3 was extended through September 30, 2026 and the maximum notional value was increased for certain new business. Effective December 31, 2024, the permitted practice related to Block 3 was amended to determine the XOL limit based on annual standalone CFT for business retained, net of reinsurance, where the XOL cap is defined as 90% of the CFT margin performed at each year-end. For new business issued after December 31, 2024, the XOL limit will be increased each quarter based on a specified calculation. At the end of the calendar year, the new business retained will be included with the business from prior years in the determination of the XOL limit based on 90% of the CFT margin performed at year-end. The amended permitted practice for Block 3 will remain in effect through September 30, 2026.

The value of the assets subject to the above permitted practices was approximately $2,064 million, $1,742 million and $1,017 million in total at December 31, 2024, 2023 and 2022 respectively and are reported in Other assets.

11

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Additionally, the Company has a prescribed accounting practice in accordance with the State of Texas related to the admittance of furniture and equipment.

The following table presents a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed or permitted by the State of Texas:

		December 31,
(in millions)	SSAP#	2024	2023	2022
NET INCOME

State basis		$1,433	$144	$791
Net (loss) income, NAIC SAP		$1,433	$144	$791

SURPLUS

State basis		$10,034	$8,929	$9,750

State prescribed practices that increase (decrease) NAIC SAP:

Furniture and equipment	19	(34)	—	—

State permitted practices that increase (decrease) NAIC SAP:

XoL reinsurance agreement	4	(2,064)	(1,742)	(1,017)
Statutory capital and surplus, NAIC SAP		$7,936	$7,187	$8,733

In the event the Company had not employed any or all of these permitted and prescribed practices, the Company’s risk- based capital (“RBC”) would not have triggered a regulatory event.

The statement of cash flows in this report has balances that are different from those in the annual statement filed with the NAIC. The annual statement for 2023 had net cash provided by operations, investments and financing of $6.3 billion, $(12.9) billion and $6.5 billion, respectively, while this report has $6.8 billion, $(13.5) billion and $6.7 billion, respectively.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments;

•	estimates with respect to income taxes, including recoverability of deferred tax assets;

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (“IAO”) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may

12

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (“MBS”) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures, that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.

NAIC designations are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined for most RMBS and CMBS by financial modeling conducted by BlackRock. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the IAO, interest-only securities, and those securities with an original NAIC designation of 5, 5*, 6, or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to financial modeling.

Redeemable preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other redeemable preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (“FHLB”) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Subsidiary, controlled, and affiliated (“SCA”) entities: The Company has no investments in insurance SCA entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which audited U.S. GAAP financial statements are not available are non- admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash

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flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks, highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost, interest-bearing money market funds, investment pools and other investments (excluding loan-backed and structured securities) with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (“hedge accounting”). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the statement value or cash flow of the hedged asset or liability are recorded. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (“ineffective hedges”) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

The Company uses Statement of Statutory Accounting Principles (“SSAP”) No. 108, Derivatives Hedging Variable Annuity Guarantees, which allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. The Company designated, under SSAP 86, Derivatives, certain foreign exchange derivatives as effective hedges of certain invested assets. The Company also designated certain interest rate swaps as effective cash flow hedges of floating-rate investment assets.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for limited partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Limited partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been recorded as non-admitted assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors, that lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash

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collateral received is invested in cash and/or short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received would be reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements. In all of these secured financing transactions, the securities transferred by the Company (pledged collateral) may be sold or repledged by the counterparties.

The Company entered into bilateral reverse repurchase agreements to purchase and resell short-term securities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company did not sell or repledge these securities. The fair value of the securities held as collateral is monitored daily and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the amount paid for securities purchased under agreements to resell in cash, cash equivalents and short-term investments.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 180 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (“OTTI”) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments. For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a certain portion of deferred tax assets, prepaid expenses, electronic data processing (“EDP”) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $4.5 billion and $4.6 billion at December 31, 2024 and 2023, respectively.

Interest maintenance reserve (“IMR”) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest- related OTTI (net of taxes). IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset

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valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (“AVR”) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (“MVA”) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (“VACARVM”) under subsection 21 of the Valuation Manual (“VM-21”). Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued beginning in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (“CRVM”) for policies issued prior to 2020.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for the Company’s life insurance policies issued after January 1, 2020 are contained in VM-20, Requirements for Principle-Based Reserves for Life Products, policies issued prior to 2020 are reserved for using the CRVM. Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $40 million and $175 million at December 31, 2024 and 2023, respectively.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (“GMDB”) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in VM-21, Reserves for Variable Requirements for Principle-Based Annuities.

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Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to cost allocation agreements. The Company purchases administrative, accounting, marketing and data processing services from Corebridge and affiliates and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from affiliates is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to tax sharing agreements, because the Company is included in the consolidated federal income tax returns of its parent company filing group. The Company joins with AGC Life, The Variable Annuity Life Insurance Company (“VALIC”), The United States Life Insurance Company in the City of New York (“USL”), and Corebridge Insurance Company of Bermuda, Ltd. (“Corebridge Bermuda”), in filing a consolidated life company federal income tax return. To the extent that benefits for net operating losses, foreign tax credits, corporate alternative minimum tax (“CAMT”) credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

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Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (“DTA”) or deferred tax liability (“DTL”) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTAs are limited in their admissibility.

The CAMT is disregarded when evaluating the need for a valuation allowance for the Company’s non-CAMT DTAs.

Accounting Changes

The Company had no accounting changes during 2024 or 2023.

Substantive changes were made to SSAP 26R, Bonds, SSAP 21R, Other Admitted Assets, and SSAP 43R, Loan-Backed and Structured Securities, effective January 1, 2025. The changes provide a new principle-based bond definition to be used for determining which investments are eligible for reporting on Schedule D as a bond. The changes focus on ensuring appropriate consideration of whether an investment qualifies as an issuer credit obligation or asset- backed security prior to reporting as a bond.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2024, out-of-period errors were identified and corrected related to reinsurance, net investment income and reserves for indexed universal life. These corrections increased unassigned surplus by $318 million and were primarily driven by the reinsurance error. The reinsurance error resulted in an overstatement of accrued expenses and other liabilities and an understatement in reserve adjustments on reinsurance ceded with a corresponding understatement of pre-tax income by $111 million in 2023 and $101 million in 2022. This error resulted in an understatement of unassigned surplus of $297 million at December 31, 2023 and $209 million at December 31, 2022. The remaining impact relates to periods prior to 2022. The Company believes that these errors are not material to the prior year financial statements taken as a whole. As such, the Company has reflected the adjustments necessary to correct these errors as direct charges to unassigned surplus in 2024 in accordance with SSAP 3.

In 2023, out-of-period errors were identified and corrected, the largest of which was related to an understatement of reserves for variable annuities due to model implementations in 2022. The total of these corrections decreased unassigned surplus by $8 million.

In 2022, out-of-period errors were identified and corrected, which increased unassigned surplus by $72 million. This decreased claims reserved as a result of overstated claim reserves from 2019-2021.

The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously issued audited financial statements.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users

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of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (“CMO”) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS, if it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, an allowance for credit losses is based on the expectation of lifetime credit losses.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method. Where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in indexed universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives and market risk benefits, respectively. Under SAP, embedded derivatives and market risk benefits are not bifurcated or accounted for separately from the host contract.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

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Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as a non-admitted asset, unless certain criteria are met. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as a component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance contracts are deferred as deferred policy acquisition costs (“DAC”). DAC is amortized on a constant level basis (i.e., approximating straight line amortization with adjustments for expected terminations) over the expected term of the related contracts using assumptions consistent with those used in estimating the related liability for future policy benefits, or any other related balances. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the CRVM is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net premium ratio (“NPR”) method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable. Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Under GAAP, indexed interest credits and guarantees in excess of contract account values are bifurcated from the host contract as embedded derivatives and market risk benefits, respectively, and reported at fair value. Under SAP, embedded derivatives and market risk benefits are not bifurcated and accounted for separately, but rather are included in the benefit reserve valuation for the host contract.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized generally on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts and certain pension risk transfer annuities issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non- admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

21

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, when the reporting entity does not have the intent to set off. Under U.S. GAAP, these amounts under master netting arrangements may generally be offset and presented on a net basis pursuant to an accounting election, even when the reporting entity does not have the intent to set off.

Surplus Notes. Under SAP, surplus notes are included as a component of surplus, whereas under U.S. GAAP, they are presented as a liability.

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2024
Bonds:

U.S. government obligations	$1,688	$1	$(295)	$1,394

All other governments	1,809	13	(269)	1,553

States, territories and possessions	188	—	(26)	162

Political subdivisions of states, territories and possessions	166	1	(16)	151

Special revenue	4,791	19	(646)	4,164

Industrial and miscellaneous	102,779	1,494	(9,273)	95,000

Hybrid securities	445	11	(11)	445

Bank loans	4,739	28	(95)	4,672

Parent, subsidiaries and affiliates	439	3	—	442
Total bonds	117,044	1,570	(10,631)	107,983

Preferred stock	160	5	(2)	163

Common stock*	234	—	—	234
Total equity securities	394	5	(2)	397
Total	$117,438	$1,575	$(10,633)	$108,380
December 31, 2023

Bonds:

U.S. government obligations	$1,321	$5	$(214)	$1,112

All other government	2,041	21	(249)	1,813

States, territories and possessions	239	2	(23)	218

Political subdivisions of states, territories and possessions	210	4	(12)	202

Special revenue	5,392	39	(532)	4,899

Industrial and miscellaneous	98,249	1,546	(9,929)	89,866

Hybrid securities	377	10	(15)	372

Bank loans	3,937	16	(96)	3,857

Parent, subsidiaries and affiliates	366	—	—	366
Total bonds	112,132	1,643	(11,070)	102,705

Preferred stock	80	3	—	83

Common stock*	266	—	—	266
Total equity securities	346	3	—	349
Total	$112,478	$1,646	$(11,070)	$103,054

* Common stock includes $25 million and $73 million of investments in affiliates at December 31, 2024 and 2023, respectively.

22

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2024

Bonds:

U.S. government obligations	$504	$(26)	$825	$(269)	$1,329	$(295)

All other government	415	(42)	931	(227)	1,346	(269)

U.S. States, territories and possessions	30	(2)	124	(24)	154	(26)

Political subdivisions of states, territories and possessions	48	(3)	67	(13)	115	(16)

Special revenue	532	(28)	3,127	(618)	3,659	(646)

Industrial and miscellaneous	19,947	(1,195)	40,338	(8,092)	60,285	(9,287)

Hybrid securities	200	(3)	77	(9)	277	(12)

Bank loans	1,082	(37)	717	(59)	1,799	(96)

Parents, subsidiaries & affliates	—	—	—	—	—	—
Total bonds	22,758	(1,336)	46,206	(9,311)	68,964	(10,647)

Preferred stock	28	(1)	6	(1)	34	(2)

Common stock	—	—	—	—	—	—
Total equity securities	28	(1)	6	(1)	34	(2)
Total	$22,786	$(1,337)	$46,212	$(9,312)	$68,998	$(10,649)
December 31, 2023

Bonds:

U.S. government obligations	$88	$(6)	$889	$(208)	$977	$(214)

All other government	158	(20)	1,344	(227)	1,502	(247)

U.S States, territories and possessions	32	(1)	139	(22)	171	(23)

Political subdivisions of states, territories and possessions	28	(2)	82	(11)	110	(13)

Special revenue	1,001	(81)	2,977	(450)	3,978	(531)

Industrial and miscellaneous	11,361	(1,080)	53,785	(8,851)	65,146	(9,931)

Hybrid securities	40	(1)	199	(14)	239	(15)

Bank loans	813	(40)	1,695	(62)	2,508	(102)

Parents, subsidiaries & affliates	—	—	8	—	8	—
Total	$13,521	$(1,231)	$61,118	$(9,845)	$74,639	$(11,076)

Preferred stock	—	—	—	—	—	—

Common stock	—	—	—	—	—	—
Total equity securities	—	—	—	—	—	—
Total	$13,521	$(1,231)	$61,118	$(9,845)	$74,639	$(11,076)

As of December 31, 2024 and 2023, the number of bonds and equity securities in an unrealized loss position was 6,388 and 7,290, respectively. Bonds comprised 6,384 of the total, of which 4,625 were in a continuous loss position greater than 12 months at December 31, 2024. Bonds comprised 7,288 of the total, of which 5,725 were in a continuous loss position greater than 12 months at December 31, 2023.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2024 and 2023, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

23

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2024

Due in one year or less	$2,210	$2,191

Due after one year through five years	13,372	13,106

Due after five years through ten years	15,727	14,968

Due after ten years	42,996	35,695

LBaSS	42,919	42,202

Total	$117,224	$108,162

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $29 million and $25 million at December 31, 2024 and 2023, respectively, which is the fair value. At December 31, 2024 and 2023, the Company had no income excluded from due and accrued for bonds.

December 31, 2024 , the Company’s bond portfolio included bonds totaling $6.4 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 4 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries. At December 31, 2023, the Company’s bond portfolio included bonds totaling $6.4 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 4 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries.

December 31, 2024 and 2023 The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,

	2024	2023
Consumer cyclical	14.6%	17.3%

Consumer non-cyclical	15.0	16.0

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (“CDO”) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2024		December 31, 2023
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value

Loan-backed and structured securities	$42,919	$42,202	$38,552	$37,330

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third- party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

24

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2024 and 2023, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2024 and 2023, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2024, 2023 and 2022, the Company recognized total OTTI of $55 million, $36 million and $114 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2024 and 2023, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2024

LBaSS	$6,947	$(181)	$13,005	$(1,549)	$19,952	$(1,730)

December 31, 2023

LBaSS	$7,184	$(454)	$16,089	$(1,699)	$23,273	$(2,153)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,

(in millions)	2024	2023
Balance, beginning of year	$1,212	$1,256

Increases due to:

Credit impairment on new securities subject to impairment losses	55	26

Additional credit impairment on previously impaired investments	—	10

Reduction due to:

Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	44	80

Balance, end of year	$1,223	$1,212

See Note 4 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2024.

25

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Mortgage Loans

Mortgage loans had outstanding principal balances of $37 billion and $30.4 billion at December 31, 2024 and 2023, respectively. Contractual interest rates range from 0.00 percent to 35.00 percent. The mortgage loans at December 31, 2024 had maturity dates ranging from 2024 to 2069.

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2024	2023
Geographic distribution:

Mid-Atlantic	24.9%	26.2%

Foreign	15.9	20.0

Pacific	15.3	15.1

South Atlantic	16.9	15.4

West South Central	7.0	6.4

East North Central	5.5	5.1

New England	5.7	5.3

Mountain	6.1	4.4

East South Central	2.0	1.5

West North Central	0.7	0.6

Total	100.0%	100.0%
Property type distribution:
Multi-family	28.1%	32.6%
Office	16.0	19.5
Retail	8.0	8.5
Industrial	15.1	14.9
Hotel/Motel	3.6	4.1
Other	29.2	20.4

Total	100.0%	100.0%

At December 31, 2024, there were 370 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 69 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2024 and 2023:

	Years Ended December 31,
	2024		2023
(in millions)	Maximum	Minimum	Maximum	Minimum

Office	9.75	3.53	12.00%	3.00%

Multi-family	8.80	4.82	9.84	3.01

Retail	7.56	4.70	8.84	5.06

Industrial	9.50	4.52	10.34	4.08

Hotel/Motel	7.08	5.82	9.69	6.95

Other	12.63	0.00	26.01	(0.16)

The Company reduced interest rates on three loans during 2024. The Company did not reduce any interest rates during 2023.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 97 percent and 144 percent, in 2024 and 2023, respectively.

26

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2024, and 2023, the Company held $1,026 million and $560 million, respectively, in impaired mortgages with related allowances for credit losses. There were no impaired mortgage loans without a related allowance at both periods ended December 31, 2024 and 2023. The Company’s average recorded investment in impaired loans was $139 million and $604 million, at December 31, 2024 and 2023, respectively. The Company recognized interest income of $17 million, $15 million and $22 million in 2024, 2023 and 2022, respectively.

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2024	2023	2022
Balance, beginning of year	$355	$294	$245

Additions (reductions) charged to unrealized capital loss	21	148	58

Direct write-downs charged against allowance	(12)	(87)	(9)
Balance, end of year	$364	$355	$294

During 2024, the Company derecognized $4 million of mortgage loans and recognized $4 million of real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2024	2023
Current	$35,494	$29,547

30 - 59 days past due	195	68

60 - 89 days past due	131	13

90 - 179 days past due	258	24

Greater than 180 days past due	—	—
Total	$36,078	$29,652

At December 31, 2024 and 2023, the Company had mortgage loans outstanding under participant or co-lender agreements of $24.9 billion and $22.7 billion, respectively.

The Company had $571 million and $307 million in restructured loans at December 31, 2024 and 2023, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2024:

(in millions)	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$48	—%	$996	0.60%	$—	— %
b. 91% to 95%	44	—	70	—	—	—
c. 81% to 90%	605	0.40	1,288	0.70	—	—
d. 71% to 80%	3,245	1.90	3,099	1.80	—	—
e. below 70%	5,994	3.50	21,026	12.20	27	—

27

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2024 and 2023. At December 31, 2024, the Company had $18 million outstanding commitments to debtors that hold loans with restructured terms. At December 31, 2023, the Company had $4 million of outstanding commitments to debtors that held loans with restructured terms.

Real Estate

The following table presents the components of the Company’s investment in real estate:

	December 31,

(in millions)	2024	2023
Properties occupied by the Company	$—	$—

Properties held for production of income	85	73

Properties held for sale	4	2

Total	$89	$75

The Company recognized gains of $12 million in 2024. The Company recognized no gains or losses in 2023 and 2022. The Company recognized $1 million and $3 million in impairment write-downs for its investment in real estate during 2024 and 2023, respectively. The Company did not recognize any impairment write-downs for its investment in real estate during 2022.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,

(in millions)	2024	2023
Investments in limited liability companies	$660	$644

Investments in limited partnerships	4,075	3,921

Other unaffiliated investments	1,831	1,892

Receivable for securities	86	100

Non-admitted assets	(1)	(1)

Total	$6,651	$6,556

The Company utilizes the look-through approach in valuing its investments in affiliated limited partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $931 million and $955 million at December 31, 2024 and 2023, respectively. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $11 million, $4 million and $13 million during 2024, 2023 and 2022, respectively.

28

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,

(in millions)	2024	2023	2022

Bonds	$6,065	$5,259	$4,608

Preferred stocks	10	2	10

Common stocks	13	11	2

Cash and short-term investments	83	57	44

Mortgage loans	1,793	1,437	1,038

Real estate*	17	4	4

Contract loans	71	78	68

Derivatives	64	(283)	994

Investment income from affiliates	169	148	399

Other invested assets	227	246	320
Gross investment income	8,512	6,959	7,487

Investment expenses	(625)	(385)	(315)
Net investment income	$7,887	$6,574	$7,172

* Includes amounts for the occupancy of Company-owned property of $1 million in 2024 and $2 million in 2023 and 2022.

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years ended December 31,
(in millions)	2024	2023	2022

Bonds	$(1,210)	$(460)	$(551)

Preferred stocks	—	(12)	—

Common stocks	—	8	(2)

Cash and short-term investments	(7)	36	(79)

Mortgage loans	(130)	(162)	(107)

Real estate	11	(3)	—

Derivatives	108	(329)	(1,233)

Other invested assets	(10)	113	80

Other	—	—	—
Realized capital (losses) gains	(1,238)	(809)	(1,892)

Federal income tax benefit (expense)	260	170	397

Net gains transferred to IMR	826	276	305
Net realized capital (losses) gains	$(152)	$(363)	$(1,190)

During 2024, 2023 and 2022, the Company recognized $172 million, $87 million and $167 million, respectively, of impairment write-downs in the fixed maturity portfolio in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years ended December 31,
(in millions)	2024	2023	2022

Proceeds	$5,640	$3,401	$9,787

Gross realized capital gains	$97	$64	$112

Gross realized capital losses	$(1,126)	(456)	(472)

Net realized capital (losses) gains	$(1,029)	$(392)	$(360)

29

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years ended December 31,
(in millions)	2024	2023	2022
Bonds	$(322)	$280	$(369)
Preferred and common stocks	(2)	53	(59)
Mortgage loans	(122)	273	(523)
Derivatives	29	148	(497)
Other invested assets	82	(68)	(280)
Other	(67)	(10)	19
Federal income tax benefit (expense)	89	(126)	310

Net change in unrealized (losses) gains of investments	$(313)	$550	$(1,399)

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2024	2023	2024	2023	2024	2023
Bonds - AC	2	5	$5	$45	$5	$45
LB&SS - AC	2	3	3	3	1	1
Preferred Stock - AC	—	—	—	—	—	—
Preferred Stock - FV	3	3	1	1	1	1
Total	7	11	$9	$49	$7	$47

AC - Amortized Cost

FV - Fair Value

4. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2024 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
64133WAE5	$3,404	$868	$2,536	$868	$751	6/30/2024
61772WAS6	44,366	2,200	42,166	2,200	2,200	6/30/2024
23312RAE5	13,950	3,988	9,962	3,988	4,004	6/30/2024
Quarterly Total	$61,720	$7,056	$54,664	$7,056	$6,955
126685DB9	$380	$369	$11	$369	$273	9/30/2024
Quarterly Total	$380	$369	$11	$369	$273

None	—	—	—	—	—	12/31/2024

Quarterly Total	$—	$—	$—	$—	$—	$—

		Year-end Total	$54,675

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

30

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

In conjunction with its securities lending program, the Company had securities with a carrying value of $2,577 million and the fair value of $2,162 million loaned to unaffiliated third parties as of December 31, 2024. At December 31, 2023, the Company had no bonds loaned pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2024	2023
Open positions	$—	$—

30 days or less	2,279	—

31 to 60 days	—	—

61 to 90 days	—	—

Greater than 90 days	—	—
Subtotal	2,279	—

Securities collateral received	—	—
Total collateral received	$2,279	$—

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2024		December 31, 2023
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$531	$531	$—	$—

Subtotal	531	531	—	—

Securities collateral received	—	—	—	—
Total collateral reinvested	$531	$531	$—	$—

Repurchase Agreements

At December 31, 2024 and 2023, bonds with a fair value of approximately $214 million and $1,675 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2024	2023
Open positions	$—	$—

30 days or less	232	1,623

31 to 60 days	—	—

61 to 90 days	—	—

Greater than 90 days	—	—
Subtotal	232	1,623

Securities collateral received	—	—
Total collateral received	$232	$1,623

31

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2024:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Open - No Maturity	$10	$18	$6	$6
2. Overnight	499	381	668	410
3. 2 Days to 1 Week	1,370	967	1,785	1,603
4. > 1 Week to 1 Month	1,500	1,583	3,322	1,779
5. > 1 Month to 3 Months	—	149	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance
1. Open - No Maturity	$8	$18	$6	$6
2. Overnight	161	—	—	—
3. 2 Days to 1 Week	1,303	259	1,178	225
4. > 1 Week to 1 Month	1,177	693	3,322	—
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

The following table presents the Company’s liability to return collateral for the year ended December 31, 2024:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Cash (Collateral - All)	$3,379	$3,099	$5,782	$3,798
2. Securities Collateral (FV)	—	—	—	—
b. Ending Balance
1. Cash (Collateral - All)	$2,650	$970	$4,506	$231
2. Securities Collateral (FV)	—	—	—	—

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2024		December 31, 2023

(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open positions	$218	$214	$2,036	$1,675

Greater than three years	—	—	—	—

Subtotal	218	214	2,036	1,675

Securities collateral received	—	—	—	—

Total collateral reinvested	$218	$214	$2,036	$1,675

32

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2024:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. BACV	$—	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—

b. Ending Balance
1. BACV	$3,067	$1,064	$4,980	$218
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	2,618	986	4,540	214

33

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2024:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3
Ending Balance
a. Bonds - BACV	$—	$11	$207	$—
b. Bonds - FV	—	6	208	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	11	207	—
q. Total Assets - FV	—	6	208	—
(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted
Ending Balance
a. Bonds - BACV	$—	$—	$—	$—
b. Bonds - FV	—	—	—	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

34

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Reverse Repurchase Agreements

The Company entered into bilateral reverse repurchase agreements to purchase and resell short-term securities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company did not sell or repledge these securities during 2024. The collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities held as collateral is monitored daily and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the amount paid for securities purchased under agreements to resell in cash, cash equivalents and short-term investments.

At December 31, 2024, the carrying value and fair value of securities held under agreements to purchase and resell was $21 million. The securities had a weighted average maturity of 2 days and a weighted average yield of 4.3%. The Company had no reverse repurchase agreements at December 31, 2023.

Type of Repo Trade Used:

	1 First Quarter	2 Second Quarter	3 Third Quarter	4 Fourth Quarter
a. Bilateral (YES/NO)	—	—	—	YES

b. Tri-Party (YES/NO)	—	—	—	NO

Original (Flow) and Residual Maturity:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Open - No Maturity	$—	$—	$—	$20

2. Overnight	—	—	—	—

3. 2 Days to 1 Week	—	—	—	—

4. > 1 Week to 1 Month	—	—	—	—

5. > 1 Month to 3 Months	—	—	—	—

6. > 3 Months to 1 Year	—	—	—	—

7. > 1 Year	—	—	—	—

b. Ending Balance

1. Open - No Maturity	$—	$—	$—	$20

2. Overnight	—	—	—	—

3. 2 Days to 1 Week	—	—	—	—

4. > 1 Week to 1 Month	—	—	—	—

5. > 1 Month to 3 Months	—	—	—	—

6. > 3 Months to 1 Year	—	—	—	—

7. > 1 Year	—	—	—	—

The Company had no securities sold and/or acquired under Repo that resulted in default at December 31, 2024 and December 31, 2023.

35

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Collateral Received – Secured Borrowing:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Cash	$—	$—	$—	$—

2. Securities (FV)	—	—	—	21

b. Ending Balance

1. Cash	$—	$—	$—	$—

2. Securities (FV)	—	—	—	21

Cash and Non-Cash Collateral Received – Secured Borrowing by NAIC Designation:

(in millions)	1 NONE	2 NAIC 1	3 NAIC 2	4 NAIC 3

Ending Balance

a. Cash	$—	$—	$—	$—

b. Bonds - FV	—	21	—	—

c. LB & SS - FV	—	—	—	—

d. Preferred Stock - FV	—	—	—	—

e. Common Stock	—	—	—	—

f. Mortgage Loans - BACV	—	—	—	—

g. Mortgage Loans - FV	—	—	—	—

h. Real Estate - FV	—	—	—	—

i. Derivatives - FV	—	—	—	—

j. Other Invested Assets - FV	—	—	—	—

k. Total Assets - FV	—	21	—	—
	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Does Not Qualify As Admitted

Ending Balance

a. Cash	$—	$—	$—	$—

b. Bonds - FV	—	—	—	—

c. LB & SS - FV	—	—	—	—

d. Preferred Stock - FV	—	—	—	—

e. Common Stock	—	—	—	—

f. Mortgage Loans - BACV	—	—	—	—

g. Mortgage Loans - FV	—	—	—	—

h. Real Estate - FV	—	—	—	—

i. Derivatives - FV	—	—	—	—

j. Other Invested Assets - FV	—	—	—	—

k. Total Assets - FV	—	—	—	—

36

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Allocation of Aggregate Collateral by Remaining Contractual Maturity:

(in millions)	Fair Value

a. Overnight and Continuous	$21

b. 30 Days or Less	—

c. 31 to 90 Days	—

d. > 90 Days	—

6 RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company’s restricted assets:

	December 31,

(in millions)	2024	2023

On deposit with states	$47	$47

Collateral held on securities lending	2,279	—

FHLB stock and collateral pledged	6,649	6,938

Subject to reverse repurchase agreements	20	—

Subject to repurchase agreements	231	1,618

Collateral for derivatives	651	1,412

Guaranteed interest contracts	68	66

Other restricted assets	1,528	985
Total	$11,473	$11,066

7. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan- to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These

37

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date

December 31, 2024

In general account:

RMBS	$686	$666	$771	$(14)

CDOs	68	82	81	—
Total subprime exposure	$754	$748	$852	$(14)

December 31, 2023

In general account:

RMBS	$810	$791	$903	$(14)

CDOs	101	117	113	—
Total subprime exposure	$911	$908	$1,016	$(14)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

8. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy defined within VM-21.

At inception and on an ongoing basis, the hedging relationship must be highly effective in achieving offsetting changes in fair value attributed to the hedged risk during the period that the hedge is designated. The term “highly effective” describes a fair value hedge relationship where the change in fair value of the derivative instrument is within 80 to 125 percent of the opposite change in fair value of the hedged item attributed to the hedged risk.

38

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

SSAP 108 requires the Company use the same fair value definition that is used for its economic hedge target, which enables the Company to leverage the existing modeling and attribution platform currently in place for hedging analysis. In addition, the Company uses the VM-21 interest rate sensitivities measured at the beginning of the quarter to estimate the reserve movement attributed to interest rate movement, which leverages the existing modeling and attribution platform in place for Statutory analysis. These approaches and the overall use of the special accounting provision of SSAP 108 have received the approval of the TDI.

The Company uses a portfolio of interest rates swaps and swaptions to hedge the interest rate risk associated with a portfolio of guaranteed minimum withdrawal benefits (“GMWB”) riders on its variable annuities. This hedging relationship was highly effective and complied with the Clearly Defined Hedging Strategy of VM-21.

Under SSAP 108 all derivatives are reported at fair value. Fair value change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk is recognized as realized gain/loss in the current period there were no excludable components.

At December 31, 2024 and 2023, fair value of the derivatives was a liability of $10 million and $455 million, full contract fair value was an asset of $59 million and a liability of $1 billion and hedge target fair value was a liability of $88 million and $963 million. For the year ended December 31, 2024 and 2023, fair value change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk was a realized loss of $42 million and a realized loss of $193 million, respectively. Fair value change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk are recognized as deferred assets/liabilities in the current period and amortized over projected VA guarantees’ Macaulay Duration within the Standard Projection, but not more than 10 years. At December 31, 2024 and 2023, the fair value change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk was a deferred asset of $1.5 billion and deferred asset $1.1 billion, respectively. For the years ended December 31, 2024 and 2023, amortization was a realized loss of $137 million and a realized loss of $93 million, respectively. Fair value change in hedge instruments not attributable to the hedged risk are recognized as unrealized gain/loss, if any. All fair value changes in hedge instruments were attributable to the hedged risk for the period. Based on the currently liability profile, deferred asset/ liabilities are being amortized over 10 years.

The Company designates, under SSAP 86, certain foreign exchange derivatives as effective hedges of certain invested assets. The Company also designates certain interest rate swaps as effective cash flow hedges of floating-rate investment assets. Derivatives not designated for hedge accounting are accounted for at fair value, and the changes in the fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one-day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital loss of $40 million in 2024, an unrealized capital gain of $167 million in 2023 and an unrealized capital gain of $478 million in 2022, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year 2024, as a result of increases in fair values of derivatives covered by an International Swaps and Derivative Association Master Agreement (“ISDA Master Agreement”) and Credit Support Annex provisions. At December 31, 2024, the Company held collateral for SSAP 86 and SSAP 108 derivatives of $1,345 million, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal

39

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities; and (4) unlisted swaps and swaptions in U.S. Dollar Secured Overnight Financing Rate.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (“OTC”) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an ISDA Master Agreement and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

40

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2024			December 31, 2023
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$22,131	$1,551	$1,551	$25,958	$1,808	$1,808
Foreign exchange contracts	12,862	915	877	6,641	679	679
Equity contracts	60,862	4,257	4,256	104,770	5,372	5,371
Other contracts	14	—	—	14	—	—
Derivative assets, gross	95,869	6,723	6,684	137,383	7,859	7,858
Counter party netting*	—	(4,944)	(4,944)	—	(5,975)	(5,975)
Derivative assets, net	$95,869	$1,779	$1,740	$137,383	$1,884	$1,883
Liabilities:
Interest rate contracts	$34,293	$1,737	$2,111	$31,308	$2,070	$2,063
Foreign exchange contracts	3,197	243	260	9,001	453	467
Equity contracts	39,350	3,085	3,085	43,063	4,403	4,403
Other contracts	45	2	2	47	2	2
Derivative liabilities, gross	76,885	5,067	5,458	83,419	6,928	6,935
Counter party netting*	—	(4,944)	(4,944)	—	(5,975)	(5,975)
Derivative liabilities, net	$76,885	$123	$514	$83,419	$953	$960

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2024		December 31, 2023
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$6,723	$5,067	$7,859	$6,927
Amount offset	(4,944)	(4,944)	(5,975)	(5,975)
Net amount presented in the Statement of Admitted
Assets, Liabilities, and Capital and Surplus	$1,779	$123	$1,884	$952

41

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

9. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2024		December 31, 2023

(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$22,131	2064	$25,958	2056
Foreign exchange contracts	12,862	2063	6,641	2061
Equity contracts	60,862	2030	104,770	2028
Credit contracts	—	—	—	—
Other contracts	14	2053	14	2053
Derivative liabilities:
Interest rate contracts	34,293	2071	31,308	2071
Foreign exchange contracts	3,197	2061	9,001	2063
Equity contracts	39,350	2030	43,063	2025
Other contracts	45	2042	47	2042

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company’s derivative contracts aggregated $991.6 million and $829.4 million at December 31, 2024 and 2023, respectively.

10. FAIR VALUE INSTRUMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and

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AMERICAN GENERAL LIFE INSURANCE COMPANY

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inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and redeemable preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. Perpetual preferred stocks are carried at fair value, not to exceed any currently effective call rate. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange- traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

44

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

45

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2024
Assets at fair value:
Bonds
All Other Government					—
Industrial and miscellaneous	—	16	7	—	23
Bank loans	—	—	—	—	—
Total bonds	—	16	7	—	23
Preferred stock
Industrial and miscellaneous	4	—	1	—	5
Total preferred stock	4	—	1	—	5
Total common stock	—	—	—	—	—
Derivative assets:
Interest rate contracts	—	1,239	312	—	1,551
Foreign exchange contracts	—	872	—	—	872
Equity contracts	1	3,686	569	—	4,256
Other Contracts	—	—	—	—	—
Counterparty netting	—	—	—	(4,944)	(4,944)
Total derivative assets	1	5,797	881	(4,944)	1,735
Separate account assets	47,053	1,468	—	—	48,521
Total assets at fair value	$47,058	$7,281	$889	$(4,944)	$50,284
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$1,737	$—	$—	$1,737
Foreign exchange contracts	—	230	—	—	230
Equity contracts	7	3,066	12	—	3,085
Credit contracts	—	—	—	—	—
Other contracts	—	—	2	—	2
Counterparty netting	—	—	—	(4,944)	(4,944)
Total derivative liabilities	7	5,033	14	(4,944)	110
Total liabilities at fair value	$7	$5,033	$14	$(4,944)	$110
December 31, 2023
Assets at fair value:
Bonds
All Other Government	—	—	—	—	$—
Industrial and miscellaneous	$—	$14	$6	$—	$20
Total bonds	—	14	6	—	20
Preferred stock
Industrial and miscellaneous	4	—	1	—	5
Total preferred stock	4	—	1	—	5
Common stock Industrial and miscellaneous	—	—	—	—	—
Mutual funds	1	—	—	—	1
Total common stock	1	—	—	—	1
Derivative assets:
Interest rate contracts	—	1,401	408	—	1,809
Foreign exchange contracts	—	679	—	—	679
Equity contracts	6	4,665	700	—	5,371
Other Contracts	—		—	—	—
Counterparty netting	—	—	—	(5,975)	(5,975)
Total derivative assets	6	6,745	1,108	(5,975)	1,884
Separate account assets	45,987	1,426	—	—	47,414
Total assets at fair value	$45,998	$8,185	$1,115	$(5,975)	$49,324
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$2,070	$—	$—	$2,070
Foreign exchange contracts	—	414	—	—	414
Equity contracts	2	4,336	65	—	4,403
Credit contracts	—	—	—	—	—
Other contracts	—	—	2	—	2
Counterparty netting	—	—	—	(5,975)	(5,975)
Total derivative liabilities	2	6,820	67	(5,975)	914
Total liabilities at fair value	$2	$6,820	$67	$(5,975)	$914

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

46

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets	Derivative Liabilities
Balance, January 1, 2022	$11	$6	$—	$410	$427	$22
Total realized/unrealized capital gains or losses:
Included in net (loss) income	13	—	—	(232)	(219)	(29)
Included in surplus	(11)	(1)	—	(214)	(226)	(22)
Purchases, issuances and settlements	(44)	2	1	565	524	45
Transfers into Level 3	73	—	1	—	74	—
Transfers out of Level 3	(39)	—	—	—	(39)	—
Balance, December 31, 2022	$3	$7	$2	$529	$541	$16
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(10)	(7)	—	(444)	(461)	(29)
Included in surplus	—	1	—	329	330	30
Purchases, issuances and settlements	9	—	(2)	694	701	50
Transfers into Level 3	4	—	—	—	4	—
Transfers out of Level 3	—	—	—	—	—	—
Balance, December 31, 2023	$6	$1	$—	$1,108	$1,115	$67
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(28)	—	—	153	125	(3)
Included in surplus	30	—	(3)	(259)	(232)	(77)
Purchases, issuances and settlements	(16)	—	—	(121)	(137)	27
Transfers into Level 3	28	—	4	—	32	—
Transfers out of Level 3	(12)	—	—	—	(12)	—
Balance, December 31, 2024	$8	$1	$1	$881	$891	$14

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2024 and 2023, there were no transfers between Level 1 and Level 2 securities.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2024 and 2023 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2024.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2024
Derivative assets at fair value	1	5,797	881	6,679
Derivative liabilities at fair value	(7)	(5,033)	(14)	(5,054)

December 31, 2023
Derivative assets at fair value	$6	$6,745	$1,108	$7,859
Derivative liabilities at fair value	(2)	(6,820)	(67)	(6,889)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2024

Assets:

Bonds	$107,959	$117,020	$9	$84,314	$23,636

Preferred stocks	159	156	—	159	—

Common stocks	208	208	—	208	—

Cash, cash equivalents and short-term investments	731	731	531	200	—

Mortgage loans	34,031	36,078	—	—	34,031

Contract loans	1,144	1,144	—	—	1,144

Derivatives	(399)	31		(399)

Receivables for securities	86	86	—	86	—

Separate account assets	16,880	25,766	—	16,880	—

Liabilities:

Policy reserves and contractual liabilities	17,668	17,617	—	58	17,610

Derivatives	—	—	—	—	—

Payable for securities	309	309	—	309	—

Payable for securities lending	2,284	2,284	—	2,284	—

December 31, 2023

Assets:

Bonds	$102,685	$112,112	$22	$84,726	$17,937

Preferred stocks	79	76	—	79	—

Common stocks	196	196	—	196	—

Cash, cash equivalents and short-term investments	900	900	778	122	—

Mortgage loans	27,861	29,652	—	—	27,861

Contract loans	1,157	1,157	—	—	1,157

Derivatives	(46)	(39)		(46)

Receivables for securities	100	100	—	100	—

Separate account assets	19,068	21,379	—	19,068	—

Liabilities:

Policy reserves and contractual liabilities	13,330	13,439	—	79	13,251

Derivatives	—	—		—

Payable for securities	182	182	—	182	—

48

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

11. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,
(in millions)	2024	2023
Life insurance	$42,136	$41,544
Annuities (excluding supplementary contracts with life contingencies)	104,975	95,144
Supplementary contracts with life contingencies	377	371
Accidental death benefits	14	15
Disability - active lives	27	29
Disability - disabled lives	206	208
Excess of VM-21 reserves over basic reserves	2	111
Deficiency reserves	1,075	1,180
Other miscellaneous reserve	1,012	1,065
Gross life and annuity reserves	149,824	139,667
Reinsurance ceded	(37,288)	(25,967)
Net life and annuity reserves	112,536	113,700
Accident and health reserves
Unearned premium reserves	6	7
Present value of amounts not yet due on claims	193	192
Additional contract reserves	480	504
Gross accident and health reserves	679	703
Reinsurance ceded	(4)	(6)
Net accident and health reserves	675	697
Aggregate policy reserves	$113,211	114,397

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$54,345	$4,437	$—	$58,782	42.84%

b. At book value less current surrender charge of 5% or more	13,000	—	—	13,000	9.48%

c. At fair value	1	32	31,079	31,112	22.68%

d. Total with market adjustment or at fair value	67,346	4,469	31,079	102,894	75.00%

e. At book value without adjustment (minimal or no charge or adjustment)	20,170	—	—	20,170	14.70%

(2) Not subject to discretionary withdrawal	14,041	—	96	14,137	10.30%
(3) Total (gross: direct + assumed)	$101,557	$4,469	$31,175	$137,201	100.00%
(4) Reinsurance ceded	11,045	—	—	11,045
(5) Total (net)* (3) - (4)	$90,512	$4,469	$31,175	$126,156
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$3,286	$—	$—	$3,286

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	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$44,316	$3,563	$—	$47,879	38.34%

b. At book value less current surrender charge of 5% or more	10,554	—	—	10,554	8.45%

c. At fair value	—	26	29,877	29,903	23.95%

d. Total with market adjustment or at fair value	54,870	3,589	29,877	88,336	70.74%
e. At book value without adjustment
(minimal or no charge or adjustment)	22,365	—	12	22,377	17.92%
(2) Not subject to discretionary withdrawal	14,102	—	60	14,162	11.34%
(3) Total (gross: direct + assumed)	$91,337	$3,589	$29,949	$124,875	100.00%
(4) Reinsurance ceded	244	—	—	244
(5) Total (net)* (3) - (4)	$91,093	$3,589	$29,949	$124,631
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$2,966	$—	$—	$2,966

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B. Group Annuities:

	December 31, 2024
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$140	$49	$—	$189	0.52%

b. At book value less current surrender charge of 5% or more	28	—	—	28	0.08%

c. At fair value	—	—	13,508	13,508	37.26%

d. Total with market adjustment or at fair value	168	49	13,508	13,725	37.86%
e. At book value without adjustment
(minimal or no charge or adjustment)	1,851	—	—	1,851	5.11%

(2) Not subject to discretionary withdrawal	1,776	18,904	—	20,680	57.03%
(3) Total (gross: direct + assumed)	$3,795	$18,953	$13,508	$36,256	100.00%
(4) Reinsurance ceded	69	—	—	69
(5) Total (net)* (3) - (4)	$3,726	$18,953	$13,508	$36,187
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$2	$—	$—	$2

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$162	$54	$—	$216	0.63%

b. At book value less current surrender charge of 5% or more	30	—	—	30	0.09%

c. At fair value	—	—	13,681	13,681	39.80%

d. Total with market adjustment or at fair value	192	54	13,681	13,927	40.52%
e. At book value without adjustment (minimal or no charge or adjustment)	2,108	—	—	2,108	6.13%

(2) Not subject to discretionary withdrawal	1,878	16,434	25	18,337	53.35%

(3) Total (gross: direct + assumed)	$4,178	$16,488	$13,706	$34,372	100.00%
(4) Reinsurance ceded	65	—	—	65
(5) Total (net)* (3) - (4)	$4,113	$16,488	$13,706	$34,307
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$2	$—	$—	$2

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

C. Deposit-Type Contracts (no life contingencies):

	December 31, 2024
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$—	$—	$—	$—	—%

b. At book value less current surrender charge of 5% or more	—	—	—	—	—%

c. At fair value	—	—	—	—	—%

d. Total with market adjustment or at fair value	—	—	—	—	—%

e. At book value without adjustment
(minimal or no charge or adjustment)	520	—	—	520	2.86%

(2) Not subject to discretionary withdrawal	17,616	—	72	17,688	97.14%
(3) Total (gross: direct + assumed)	$18,136	$—	$72	$18,208	100.00%
(4) Reinsurance ceded	1,344	—	—	1,344
(5) Total (net)* (3) - (4)	$16,792	$—	$72	$16,864
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—

	December 31, 2023
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :

a. With market value adjusted	$—	$—	$—	$—	—%

b. At book value less current surrender charge of 5% or more	—	—	—	—	—%

c. At fair value	—	—	—	—	—%

d. Total with market adjustment or at fair value	—	—	—	—	—%

e. At book value without adjustment
(minimal or no charge or adjustment)	537	—	8	545	3.87%

(2) Not subject to discretionary withdrawal	13,495	—	54	13,549	96.13%
(3) Total (gross: direct + assumed)	$14,032	$—	$62	$14,094	100.00%
(4) Reinsurance ceded	17	—	—	17
(5) Total (net)* (3) - (4)	$14,015	$—	$62	$14,077
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—

* Represents annuity reserves reported in separate accounts liabilities.

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2024:

	December 31, 2024
	General Account			Separate Account - non-guaranteed
	Account	Cash value		Account	Cash value
(in millions)	value		Reserve	value		Reserve
A. Subject to discretionary withdrawal,
surrender values, or policy loans:

(1) Term policies with cash value	$—	$687	$3,245	$—	$—	$—

(2) Universal life	5,276	5,333	6,111	—	—	—

(3) Universal life with secondary guarantees	1,597	1,446	8,347	—	—	—

(4) Indexed universal life	795	726	781	—	—	—

(5) Indexed universal life with secondary guarantees	2,140	1,414	2,365	—	—	—

(6) Indexed life	—	—	—	—	—	—

(7) Other permanent cash value life insurance	2,168	8,571	9,811	1,824	1,824	1,824

(8) Variable life	—	—	—	—	—	—

(9) Variable universal life	114	106	155	1,822	1,814	1,806

(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal
or no cash values

(1) Term policies without cash value	XXX	XXX	$11,320	XXX	XXX	$—

(2) Accidental death benefits	XXX	XXX	14	XXX	XXX	—

(3) Disability - active lives	XXX	XXX	27	XXX	XXX	—

(4) Disability - disabled lives	XXX	XXX	206	XXX	XXX	—

(5) Miscellaneous reserves	XXX	XXX	1,981	XXX	XXX	—

C. Total (gross: direct + assumed)	$12,090	$18,283	$44,364	$3,646	$3,638	$3,630

D. Reinsurance ceded	7,039	10,245	26,174	—	—	—

E. Total (net) (C) - (D)	$5,051	$8,038	$18,190	$3,646	$3,638	$3,630

52

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2023:

	December 31, 2023
	General Account			Separate Account - non-guaranteed
	Account	Cash value	Reserve	Account	Cash value	Reserve
(in millions)	value			value
A. Subject to discretionary withdrawal,
surrender values, or policy loans:

(1) Term policies with cash value	$—	$642	$3,239	$—	$—	$—

(2) Universal life	5,478	5,499	6,238	—	—	—

(3) Universal life with secondary guarantees	1,641	1,453	7,987	—	—	—

(4) Indexed universal life	743	665	730	—	—	—

(5) Indexed universal life with secondary guarantees	1,833	1,187	1,842	—	—	—

(6) Indexed life	—	—	—	—	—	—

(7) Other permanent cash value life insurance	2,183	8,605	9,854	1,760	1,760	1,760

(8) Variable life	—	—	—	—	—	—

(9) Variable universal life	113	103	140	1,649	1,642	1,636

(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values

(1) Term policies without cash value	XXX	XXX	$11,514	XXX	XXX	$—

(2) Accidental death benefits	XXX	XXX	15	XXX	XXX	—

(3) Disability - active lives	XXX	XXX	29	XXX	XXX	—

(4) Disability - disabled lives	XXX	XXX	208	XXX	XXX	—

(5) Miscellaneous reserves	XXX	XXX	2,200	XXX	XXX	—

C. Total (gross: direct + assumed)	$11,991	$18,154	$43,996	$3,409	$3,402	$3,396

D. Reinsurance ceded	6,979	10,192	25,651	—	—	—

E. Total (net) (C) - (D)	$5,012	$7,962	$18,345	$3,409	$3,402	$3,396

12. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate accounts. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company’s separate account by certain states, including Texas.

Certain other separate accounts relate to flexible premium adjustable life insurance and pension risk transfer annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate accounts, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

General account reserves of $71 million and $13 million were established for the separate account reserve in excess of assets in subaccounts TFA1-B and TFA1-D, respectively.

53

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents separate account assets by product or transaction:

	December 31, 2024		December 31, 2023
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuities	$45,316	$—	$44,445	$—
Variable life	3,206	—	2,969	—
Bank-owned life insurance – hybrid	464	—	503	—
Deferred annuities with MVA features	300	—	401	—
Pension risk transfer annuities	20,800	—	18,022	—
Annuities with MVA features	—	4,122	—	2,427
Fixed annuities excess interest adjustment features	—	9	—	25
Registered index-linked annuities	—	70	—	—
Total	$70,086	$4,201	$66,340	$2,452

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2024 and 2023 is $4.5 billion and $5.4 billion, respectively.

The separate account business seed money balances were $7 million and $6 million at December 31, 2024 and 2023, respectively.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2024	$445	$42
2023	558	65
2022	596	64
2021	539	36
2020	450	43

54

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non- indexed guarantee less than or equal to 4%	Non- indexed guarantee more than 4%	Non- guaranteed separate accounts	Total
December 31, 2024
Premiums, considerations or deposits	$737	$—	$176	$4,117	$5,030
Reserves for accounts with assets at:
Market value	$—	$—	$—	$47,778	$47,778
Amortized costs	3,056	20,094	806	—	23,956
Total reserves	$3,056	$20,094	$806	$47,778	$71,734
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$3,056	$17,791	$806	$—	$21,653
At market value	—	—	—	47,706	47,706
Subtotal	3,056	17,791	806	47,706	69,359
Not subject to discretionary withdrawal	—	2,303	—	72	2,375
Total reserves	$3,056	$20,094	$806	$47,778	$71,734
December 31, 2023
Premiums, considerations or deposits	$803	$—	$178	$6,597	$7,578
Reserves for accounts with assets at:
Market value	$—	$—	$—	$46,589	$46,589
Amortized costs	2,611	17,306	617	—	20,534
Total reserves	$2,611	$17,306	$617	$46,589	$67,123
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$2,611	$17,179	$617	$—	$20,407
At market value	—	—	—	46,488	46,488
Subtotal	2,611	17,179	617	46,488	66,895
Not subject to discretionary withdrawal	—	127	—	101	228
Total reserves	$2,611	$17,306	$617	$46,589	$67,123
December 31, 2022
Premiums, considerations or deposits	$434	$—	$41	$4,964	$5,439
Reserves for accounts with assets at:
Market value	$—	$—	$—	$44,187	$44,187
Amortized costs	2,071	11,613	385	—	14,069
Total reserves	$2,071	$11,613	$385	$44,187	$58,256
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$2,071	$11,154	$385	$—	$13,610
At market value	—	—	—	44,094	44,094
Subtotal	2,071	11,154	385	44,094	57,704
Not subject to discretionary withdrawal	—	458	—	93	551
Total reserves	$2,071	$11,612	$385	$44,187	$58,255

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years Ended December 31,
(in millions)	2024	2023	2022
Transfers to separate accounts	$5,030	$7,578	$5,439
Transfers from separate accounts	(6,859)	(5,500)	(4,330)
Net transfers to (from) separate accounts	(1,829)	2,078	1,109
Reconciling adjustments:
Deposit-type contracts	—	—	—
Total reconciling adjustments	—	—	—
Transfers as reported in the Statutory Statements of Operations	$(1,829)	$2,078	$1,109

13. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include GMWB and, to a lesser extent, guaranteed minimum accumulation benefits (“GMAB”), which are no longer offered. A

55

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract.

Reserves for GMDB, GMIB and GMWB were included in the VACARVM reserves. Total reserves in excess of cash surrender value were $2.0 million and $103.1 million at December 31, 2024 and 2023, respectively.

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company’s most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent, which is no longer offered.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

14. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented less than 1.0 percent of gross insurance in-force at December 31, 2024, 2023 and 2022, respectively. Policyholder dividends for the years ended December 31, 2024, 2023 and 2022 were $17 million, $13 million, and $10 million, respectively.

15. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration

(before deduction for amounts non-admitted):

	December 31, 2024		December 31, 2023
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$30	$30	$22	$22
Ordinary renewal	(450)	20	(503)	39
Group life	(1)	(1)	(1)	(1)
Total	$(421)	$49	$(482)	$60

16. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance transactions to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations to insureds and beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed in 2024, 2023 and 2022 were $2.1 billion, $4.9 billion and $24.5 billion, respectively. Reinsurance premiums ceded in 2024, 2023 and 2022 were $12.7 billion, $2.5 billion and $2.7 billion, respectively.

56

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Additionally, reserves on reinsurance assumed were $11.2 billion and $9.8 billion at December 31, 2024 and 2023, respectively. The reserve credit taken on reinsurance ceded was $38.6 billion and $26.0 billion at December 31, 2024 and 2023, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2024 and 2023, the Company’s reinsurance recoverables were $263 million and $251 million, respectively.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.

The Company previously entered into a reinsurance agreement with Hannover Life Reassurance Company of America (“Hannover”) effective July 1, 2016, under which the Company ceded blocks of whole life policies on a coinsurance with funds withheld basis and a block of current assumption universal life business on a yearly renewable term basis. Effective December 31, 2016, the Company recaptured certain term and universal life policies that had been ceded to AGC Life and concurrently amended and restated the July 1, 2016 reinsurance treaty (the “A&R Treaty”) with Hannover to add this in-force term and guaranteed universal life business on a coinsurance basis and additional current assumption universal life on a yearly renewable term basis.

Effective March 31, 2023, the Company recaptured term life business issued from 2017 through 2019 that had previously been ceded to AGC Life on a coinsurance/modified coinsurance basis and concurrently amended the A&R Treaty with Hannover to add this in-force term life business on a coinsurance with funds withheld basis. The Company recognized the net benefit of the recapture and simultaneous cession as a direct credit to surplus of $93 million at March 31, 2023. This increase in surplus will be amortized to income over the life of the treaty.

(in millions)	March 31, 2023 Recapture from AGC Life	March 31, 2023 Cession to Hannover	Net Impact of Reinsurance

Increase (Decrease)

Summary Of Operations

Premiums	$1,538	$(1,738)	$(200)

Commissions on reinsurance ceded	(1,054)	1,054	—

Reserve adjustments on reinsurance ceded	(484)	—	(484)

Total revenue	$—	$(684)	$(684)

Increase in aggregate reserves for life contracts	$1,054	$(1,738)	$(684)

Federal income tax expense (benefit)	(221)	221	—

Net income	$(833)	$833	$—

Capital and Surplus Account

Change in surplus as a result of reinsurance	$—	$93	$93

Effective September 30, 2023, the Company recaptured universal life business issued from 2017 through 2019 that had previously been ceded to AGC Life on a coinsurance/modified coinsurance basis and concurrently amended the A&R Treaty with Hannover to add this in-force universal life business on a coinsurance with funds withheld basis. The

57

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company recognized the net benefit of the recapture and simultaneous cession as a direct credit to surplus of $253 million at September 30, 2023. This increase in surplus will be amortized to income over the life of the treaty.

(in millions)	Sept 30, 2023 Recapture from AGC Life	Sept 30, 2023 Cession to Hannover	Net Impact of Reinsurance

Increase (Decrease)

Summary Of Operations

Premiums	$2,092	$(2,035)	$57

Commissions on reinsurance ceded	(939)	939	—

Reserve adjustments on reinsurance ceded	(1,153)	—	(1,153)

Total Revenue	$—	$(1,096)	$(1,096)

Increase in aggregate reserves for life contracts	$939	$(2,035)	$(1,096)

Federal income tax expense (benefit)	(197)	197	—

Net Income	$(742)	$742	$—

Capital and Surplus Account

Change in surplus as a result of reinsurance	$—	$253	$253

The Company previously ceded term and universal life insurance business issued from January 1, 2020 to December 31, 2021 to AGC Life on a coinsurance/modified coinsurance basis. Effective October 1, 2023, AGL recaptured this business, resulting in a $66 million decrease in the Company’s net income.

(in millions)	Oct 1, 2023 Recapture from AGC Life

Increase (Decrease)

Summary Of Operations

Premiums	$129

Commissions on reinsurance ceded	(83)

Reserve adjustments on reinsurance ceded	(46)

Total Revenue	$—

Increase in aggregate reserves for life contracts	$83

Federal income tax expense (benefit)	(17)

Net Income	$(66)

The coinsurance/modified coinsurance agreements with AGC Life increased the Company’s pre-tax earnings by $6 million, $63 million (excluding the impact of recaptures) and $91 million in 2024, 2023 and 2022, respectively.

The Company has a modified coinsurance reinsurance agreement with VALIC, pursuant to which certain blocks of VALIC’s variable annuity business are ceded to the Company. At December 31, 2024 and 2023, the liabilities resulting from the agreement and recorded in the accompanying financial statements were $17.7 billion and $19.9 billion, respectively. In 2024, 2023 and 2022, the agreement increased the Company’s pre-tax earnings by $278 million, $319

58

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

million and $120 million, respectively. Related to the agreement, included within Other income are assumed expense risk charges of $449 million, $393 million and $88 million for 2024, 2023 and 2022, respectively.

As of December 31, 2024 and 2023, $21 billion and $22 billion of the Company’s reserves representing a mix of run-off life and annuity risks were ceded to Fortitude Reinsurance Company Ltd. (“Fortitude Re”) under modified coinsurance agreements.

The Company has an annuity coinsurance/modified coinsurance agreement with Corebridge Bermuda in which Corebridge Bermuda reinsures certain deferred annuity contracts issued between 2003 and 2007. The agreement is such that the Company retains and controls assets held in relation to the related reserve. At December 31, 2024 and 2023, the liabilities resulting from the agreement and recorded in the accompanying financial statements were $3.4 billion and $4.1 billion, respectively. In each of 2024, 2023 and 2022, the agreement decreased the Company’s pre-tax earnings by $1 million.

In July 2024, the Company entered into a Variable Quota Share Coinsurance and Coinsurance with Funds Withheld Reinsurance Agreement, effective as of January 1, 2024, with Corebridge Bermuda. Under the agreement, the Company will cede to Corebridge Bermuda a variable quota share percentage of certain fixed indexed annuity and fixed annuity products issued subsequent to December 31, 2023. The agreement was accounted for on a prospective basis from January 1, 2024 and the impact of the agreement as of December 31, 2024 is below.

Cession to
(in millions)	Corebridge Bermuda

Increase (Decrease)

Summary of Operations

Premiums	$(9,327)

Commissions and expense allowances on reinsurance ceded	481

Total Revenue	(8,846)

Annuity benefits	(34)

Surrender benefits and withdrawals for life contracts	(69)

Change in reserves	(10,245)

Interest on funds withheld	266

Net gain from operations before federal income taxes	$1,236

59

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Effective December 31, 2024, the Company entered into a combined coinsurance and coinsurance with funds withheld reinsurance agreement with Corebridge Bermuda. Under the agreement, the Company will cede to Corebridge Bermuda term life insurance policies written from January 1, 2020 to December 31, 2024 and certain structured settlement annuity contracts issued from April 1, 2012 to December 31, 2024. Additionally, the Company will cede newly issued term life insurance policies and certain structured settlement annuity contracts issued starting January 1, 2025. The impact of the agreement as of December 31, 2024 is below.

Cession to
(in millions)	Corebridge Bermuda

Increase (Decrease)

Summary of Operations

Premiums	$(688)

Commissions and expense allowances on reinsurance ceded	31

Total Revenue	(657)

Change in reserves	(687)

Net gain from operations before federal income taxes	$30

Capital and Surplus Account

Change in surplus as a result of reinsurance	$118

17. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

The Inflation Reduction Act of 2022 (H.R. 5376), (the “Inflation Reduction Act”) includes a 15% CAMT on adjusted financial statement income for corporations with average profits over $1 billion over a three-year period and a 1% stock buyback tax. On December 23, 2024, the U.S. Treasury and Internal Revenue Service (“IRS”) published technical corrections to the proposed regulations that would address the application of CAMT, which were published in September 2024. The technical corrections were open to public comment through January 16, 2025, and certain specifics of application of the CAMT remain subject to future guidance. The Company’s estimated CAMT liability will continue to be refined based on future guidance.

The AGC Life Insurance Company consolidated federal income tax return group, of which the Company is a member, has determined that as of the reporting date it is an applicable reporting entity for the CAMT.

60

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2024			December 31, 2023			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$3,703	$1,976	$5,679	$3,478	$1,993	$5,471	$225	$(17)	$208
Statutory valuation allowance adjustment	—	159	159	—	183	183	—	(24)	(24)
Adjusted gross DTA	3,703	1,817	5,520	3,478	1,810	5,288	225	7	232
DTA non-admitted	2,286	1,817	4,103	2,195	1,810	4,005	91	7	98
Net admitted DTA	1,417	—	1,417	1,283	—	1,283	134	—	134
DTL	122	—	122	119	—	119	3	—	3
Total	$1,295	$—	$1,295	$1,164	$—	$1,164	$131	$—	$131

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2024			December 31, 2023			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Admission calculation components

SSAP 101

Federal income taxes paid in prior years recoverable through loss carry backs	$—	$—	$—	$—	$—	$—	$—	$—	$—

Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	1,295	—	1,295	1,164	—	1,164	131	—	131

1. Adjusted gross DTA expected to be realized following the reporting date	1,295	—	1,295	1,164	—	1,164	131	—	131

2. Adjusted gross DTA allowed per limitation threshold	—	—	1,311	—	—	1,164	—	—	147

Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	122	—	122	119	—	119	3	—	3

DTA admitted as the result of application of SSAP 101	$1,417	$—	$1,417	$1,283	$—	$1,283	$134	$—	$134

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years Ended December 31,
($ in millions)	2024		2023
Ratio percentage used to determine recovery period and threshold limitation amount	734	%	700	%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$8,738		$7,759

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s tax planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

61

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2024	2023	2022
Current income tax expense

Federal	$451	$(52)	$518

Foreign	—	—	—

Subtotal	451	(52)	518
Federal income tax on net capital gains (losses)	(260)	(170)	(397)
Federal income tax incurred	191	(222)	121

	Years Ended December 31,
(in millions)	2024	2023	Change
Deferred tax assets:

Ordinary:

Policyholder reserves	$1,668	$1,644	$24

Investments	184	223	(39)

Deferred acquisition costs	1,301	1,133	168

Fixed assets	411	401	10

Policyholder Dividend Accruals	4	4	—

Compensation and benefits accrual	39	42	(3)

Tax credit carryforward	—	—	—

Net operating loss carry-forward	1	1	—

Other (including items less than 5% of total ordinary tax assets)	95	30	65
Subtotal	3,703	3,478	225

Non-admitted	2,286	2,195	91
Admitted ordinary deferred tax assets	1,417	1,283	134
Capital:
Investments	1,708	1,993	(285)
Net capital loss carryforward	268	—	268

Subtotal	1,976	1,993	(17)

Statutory Valuation Adjustment	159	183	(24)
Non-admitted	1,817	1,810	7
Admitted capital deferred tax assets	—	—	—
Admitted deferred tax assets	1,417	1,283	134
Deferred tax liabilities:

Ordinary:

Deferred and uncollected premium	51	56	(5)

Policyholder reserves	15	62	(47)

Other (including items less than 5% of total ordinary tax liabilities)	56	1	55
Subtotal	122	119	3
Capital:

Other (including items less than 5% of total capital tax liabilities)	—	—	—
Subtotal	—	$—	$—
Deferred tax liabilities	122	119	3
Net deferred tax assets	$1,295	$1,164	131

62

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non- admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

(in millions)	Years Ended December 31,		Change
	2024	2023
Total adjusted deferred tax assets	$5,520	$5,288	$232
Total deferred tax liabilities	122	119	$3
Net adjusted deferred tax assets	$5,398	$5,169	$229
Tax effect of unrealized gains (losses)			(88)
Change in net deferred income tax			141

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2024		December 31, 2023		December 31, 2022

(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate

Income tax expense at applicable rate	$341	$21.0%	$(16)	21.0%	$191	21.0%

Change in valuation adjustment	(24)	$(1.5)	(120)	154.8	303	33.2

Disregarded entities	(3)	$(0.2)	1	(1.2)	(56)	(6.2)

Amortization of interest maintenance reserve	(183)	$(11.3)	(82)	105.5	(97)	(10.4)

Surplus adjustments	17	$1.1	50	(65.0)	(38)	(4.2)

Dividend received deduction	(22)	$(1.4)	(26)	33.2	(14)	(1.6)

Prior year return true-ups and adjustments	(89)	$(5.5)	(84)	108.5	(25)	(2.8)

Other permanent adjustments	(27)	$(1.6)	(3)	3.8	(8)	(0.9)

Change in non-admitted assets	43	$2.8	10	(12.7)	8	0.9

LTIP shortfall deduction	(3)	$(0.2)	(8)	10.7	(4)	(0.4)

Separation adjustment on pensions	$—	$—	$—	—	$(99)	(10.9)

Statutory income tax expense (benefit)	$50	$3.2%	$(278)	358.6%	$161	17.7%

Federal income taxes incurred	$191	$11.8%	$(222)	286.4%	$121	13.3%

Change in net deferred income taxes	(141)	$(8.6)	(56)	72.2	40	4.4

Total statutory income taxes	$50	$3.2%	$(278)	358.6%	$161	17.7%

At December 31, 2024, the Company had no foreign tax credit carryforwards.

At December 31, 2024, the Company had U.S federal operating loss carryforwards of $0.7 million.

At December 31, 2024, the Company has the following capital loss carryforwards (in millions).

Year Expires	Amount
2029	$268
Total	$268

At December 31, 2024, the Company had no alternative minimum tax credits.

At December 31, 2024, the Company had no general business credit carryforwards.

At December 31, 2024, the Company had no CAMT credits.

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The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2022	$—
2023	—
2024	—
Total	$—

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $5.7 billion and concluded that $159 million valuation allowance was required at December 31, 2024. The Company had concluded that $183 million valuation allowance was required on the DTAs of $5.5 billion at December 31, 2023.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

	Years Ended December 31,
(in millions)	2024	2023
Gross unrecognized tax benefits at beginning of year	$7	$7
Increases in tax position for prior years	—	—
Decreases in tax position for prior years	(7)	—
Gross unrecognized tax benefits at end of year	$—	$7

At December 31, 2024 and 2023, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $0.2 million and $7 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2024, the Company had no accrued liabilities for the payment of interest (net of the federal benefit) and penalties. In 2023, the Company had accrued $(0.1) million for the payment of interest (net of the federal benefit) and penalties. In 2024 and 2023, the Company did not recognize any expense of interest (net of the federal benefit) and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2024, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under IRS examinations for the taxable years 2011-2019 and engaging in the IRS Appeals process in regard to years 2007-2010. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2008-2023 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2024.

The Company joined with AGC Life, VALIC, USL and Corebridge Bermuda in filing a consolidated life company federal income tax return.

The Company has a written agreement with AGC Life, under which each subsidiary agrees to pay the parent company an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. AGC Life agrees to pay each subsidiary for the

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AMERICAN GENERAL LIFE INSURANCE COMPANY

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tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The Company may be charged with a portion of CAMT incurred by the AGC Life consolidated group (or credited with a portion of the consolidated group’s CAMT credit utilization).

18. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2024, the Company exceeded RBC requirements that would require any regulatory action.

The Company is subject to the Texas Insurance Code (“TIC”), which imposes certain restrictions on shareholder dividends. Pursuant to TIC 823.107, the maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which can be paid by the Company without prior approval of the Texas Insurance Commissioner (the “Commissioner”), is the greater of (i) 10% of its policyholder surplus as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized gains), not including pro rata distributions of such insurance company’s own securities. The Company will be permitted to pay a dividend to its shareholder in excess of the greater of such two amounts (i.e., an extraordinary dividend) only if it files notice of the declaration of such an extraordinary dividend and the amount thereof with the Commissioner and the Commissioner either approves the distribution of the extraordinary dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (“unassigned funds (surplus)”) calculated as of the most recent financial information available would require the filing of a notice of an extraordinary dividend with the Commissioner.

The maximum amount, before considering the dividend test discussed below, that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to AGC Life (as immediate parent company), by the Company in 2025 is $1,586 million. The estimated ordinary dividend capacity of the Company is further limited by the fact that the dividend test under Texas insurance law is based on dividends previously paid over a rolling twelve-month period. Consequently, depending on the actual payment dates during 2024, some or all of the dividends estimated to be ordinary in 2024 may require regulatory approval or non-disapproval. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

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Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2024, 2023 and 2022:

Date	Type	Cash or Non-cash	Amount (in millions)
2024
June 26, 2024	Extraordinary	Cash	$200
September 23, 2024	Extraordinary	Cash	357
September 23, 2024	Ordinary	Cash	193
December 23, 2024	Extraordinary	Cash	408
December 23, 2024	Ordinary	Cash	142

2023
March 27, 2023	Ordinary	Cash	$500
June 20, 2023	Ordinary	Cash	500
September 19, 2023	Ordinary	Cash	500
December 20, 2023	Ordinary	Cash	481
December 20, 2023	Extraordinary	Cash	19

2022
March 28, 2022	Ordinary	Cash	$400
June 24, 2022	Ordinary	Cash	400

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding at December 31, 2024.

The following table summarizes the Company’s surplus notes issued and outstanding at December 31, 2024.

(in millions)

1	2	3	4	5	6	7	8

Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party (Y/N)	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/ Or Principal
1	10/28/2024	5.725%	$ 500	YES	$ —	$ 500	$ —

1	9	10	11	12	13	14
Item Number	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principal paid	Life-To-Date Principal Paid	Date To Maturity
1	$ 5	$ 5	$ —	$ —	$ —	10/28/2027

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1	15	16	17	18	19

Item Number	Are Surplus Note Payments contractually Linked? (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Is Asset Issuer a Related Party( Y/N)	Type of Assets Received Upon Issuance

1	NO	NO	NO	YES	N/A

1	20	21	22
Item Number	Principal Amount of Amounts Received under Issuance	Book/Adjusted Carry Value of Asset	Is Liquidity Source a Related Party to the Surplus Note Issuer? (Y/N)
1	N/A	N/A	NO

On October 28, 2024, the Company and its affiliate, USL, executed a Surplus Note Agreement, the form of which was previously approved by the TDI, pursuant to which USL purchased a $500 million surplus note issued by the Company with cash. The surplus note pays interest of 5.725% per annum and has a maturity date of October 28, 2027.

The surplus notes are subordinate in right of payment to the claims of policyholders, claimants and beneficiaries and to all other classes of creditors.

Each payment of principal and interest on the surplus notes may be made only with the prior approval of the Commissioner.

19. RETIREMENT AND SHARE-BASED AND DEFERRED COMPENSATION

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement and Postretirement Benefit Plans

Certain employees and retirees of the Company participated in various AIG-sponsored U.S. defined benefit pension plans until the Corebridge IPO on September 19, 2022. The Company received an allocation of the Company’s share of expenses.

Prior to August 22, 2022, AIG provided post-employment medical and life benefits for certain retired employees (the “Benefits”). Since August 22, 2022, the Benefits are provided by Corebridge with certain limited exceptions. The Company receives an allocation of the Company’s share of expenses based on estimated claims less contributions from participants.

The following table presents information about employee-related costs (expense credits):

	Years Ended December 31,
(in millions)	2024	2023	2022
Defined benefit plans	$—	$7	$(9)
Postretirement medical and life insurance plans	—	—	1
Total	$—	$7	$(8)

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AMERICAN GENERAL LIFE INSURANCE COMPANY

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Defined Contribution Plan

The Company’s employees participate in the Corebridge Financial Inc. Retirement Savings 401(k) Plan (“401(k) plan”), a qualified defined contribution plan that provides for pre-tax salary contributions by its US employees, as well as an employer contribution. The 401(k) plan provides pre-tax salary reduction contributions by its U.S. employees. Employer matching contributions of 100 percent are made on the first six percent of participant contributions, subject to IRS-imposed limitations, and an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations. The Company’s pre-tax expense associated with this plan was $26 million, $23 million and $28 million in 2024, 2023 and 2022, respectively.

Share-based and Deferred Compensation Plans

The Company’s employees participate in several stock compensation programs under the Corebridge Financial, Inc. Long-term Incentive Plan (each as applicable, the “LTIP”), which are governed by the Corebridge Financial, Inc. 2022 Omnibus Incentive Plan, as amended and restated on February 16, 2023, (the “2022 Plan”, together with the LTIP, the “Corebridge Plans”). Corebridge’s 2023 LTIP provides for an annual award to certain employees, including senior executive officers and other highly compensated employees, that may comprise a combination of one or more of the following units: restricted stock units (“RSUs”) or stock options. RSUs and stock options are earned based solely on continued service by the participant and vesting occurs in three equal installments on the first, second and third anniversaries of the grant date.

The Company recognized compensation expenses of $26 million, $23 million and $31 million for the years ending December 31, 2024, 2023 and 2022, respectively, on the grant date of the awards.

20. DEBT

The Company is a member of the Federal Home Loan Bank (“FHLB”) of Dallas. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws.

The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity at December 31, 2024 is $1.7 billion.

The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2024	2023
Membership stock - Class B	$7	$7
Activity stock	181	183
Excess stock	20	5
Total	$208	$195

Actual or estimated borrowing capacity as determined by the insurer	$6,132	$6,536

The Company did not hold any Class A at December 31, 2024 or 2023.

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The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2024		December 31, 2023
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$6,649	$5,939	$6,938	$6,239

Maximum amount pledged during reporting period	6,893	6,211	7,070	6,098

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2024	2023
Amount outstanding	$4,423	$4,475
Maximum amount borrowed during reporting period	$4,475	$4,475

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2024 or 2023.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts

10-year floating rate	February 15, 2018	$1,148

10-year floating rate	February 15, 2018	1,277

10-year floating rate	February 15, 2018	175

10-year floating rate	February 6, 2018	87

10-year floating rate	January 25, 2018	31

10-year floating rate	January 31, 2017	67

10-year floating rate	January 12, 2017	57

10-year floating rate	June 14, 2016	254

5-year fixed rate	August 25, 2022	300

5-year fixed rate	March 01, 2023	506

5-year fixed rate	September 12, 2023	521

21. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $2.4 billion and at

December 31, 2024 and $2.9 billion at December 31, 2023. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2024, $1.5 billion are currently expected to expire in 2025, and the remainder by 2030 based on the expected life cycle of the related funds and the Company’s historical funding trends for such commitments.

At December 31, 2024 and 2023, the Company had $2.1 billion and $2.8 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of

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the total current commitments, $1.0 billion are expected to expire in 2025 and the remainder by 2036, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2024, the future minimum lease payments under the operating leases are as follows:

(in millions)
2025	$6
2026	6
2027	3
2028	2
2029	1
Thereafter	3
Total	$21

Rent expense was $16 million, $15 million and $16 million in 2024, 2023 and 2022, respectively.

Contingencies

Legal Matters

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. The Company has disputed, and expects to continue disputing, any requested rate increases under these agreements. Certain reinsurers may send rate increases in the future and those may result in arbitration. To the extent reinsurers seek retroactive premium increases, the Company’s practice is to assess and accrue its current estimate of probable loss with respect to these matters.

The Company continues to defend against Moriarty v. American General Life Insurance Co. (S.D. Cal.), a putative class action involving Sections 10113.71 and 10113.72 of the California Insurance Code, which was instituted against the Company on July 18, 2017. In general, those statutes require that for life-insurance policies issued and delivered in California: (1) the policy must contain a 60-day grace period following non-payment of premium during which the policy remains in force; (2) the insurer must provide a 30-day pre-lapse notice; and (3) the insurer must notify policy owners of the right to designate a secondary recipient for lapse notices. The plaintiff contends the Company did not comply with these requirements for a policy issued before these statutes went into effect. The plaintiff seeks damages and other relief. The Company asserts various defenses to the plaintiff’s claims and to class certification. In 2022, the District Court held that a trial was necessary to determine whether the Company was liable on the plaintiff’s breach of contract claim, and it denied class certification. In May 2023, the case was reassigned to a new judge. On August 14, 2023, the District Court granted the plaintiff’s motion for summary judgment on the plaintiff’s breach of contract claim. On September 26, 2023, the District Court decided that good cause exists to allow the plaintiff to file a third motion for class certification. At the same time, however, the District Court certified its August 14, 2023 order for interlocutory appeal to the Ninth Circuit and stayed trial court proceedings pending the outcome of the Company’s appeal. The Ninth Circuit granted the Company’s petition for interlocutory appeal on November 21, 2023, which remains pending. The Company filed its opening brief on April 15, 2024. The Ninth Circuit granted the plaintiff’s third request for an extension of time to file an answering brief, which the plaintiff filed on July 22, 2024, and the Company filed its reply on September 11, 2024. On August 13, 2024, the plaintiff filed a motion with the Ninth Circuit to certify a question regarding the interpretation of the California statute – namely, whether an insured can terminate an insurance policy without having complied with the notice and grace period requirements of the California statute. The Company opposed the plaintiff’s motion on August 23, 2024, arguing that there was no basis for certification and disagreeing with the plaintiff’s claimed issue for review. While the Moriarty appeal was pending, the Ninth Circuit issued a published decision in Small v. Allianz Life Insurance Co. of North America, a related case presenting a substantially identical issue. The Ninth Circuit’s decision in Small squarely rejected the theory that the plaintiffs had advanced in that case and in Moriarty and embraced the argument, made by insurers, that any policyholder or beneficiary suing based on supposed breaches of Sections 10113.71 and 10113.72 must prove that the breaches actually caused them harm, for instance by resulting in missed payments or the lapse of the policy. On January 6, 2025, the parties in Moriarty, at the Ninth Circuit’s request, submitted simultaneous supplemental briefing on Small’s effect on the litigation, with the Company taking the position that Small fully disposes of the appeal in its favor and requires vacatur of the summary-judgment order in the plaintiff’s favor. The plaintiff in Small filed a petition for panel rehearing and rehearing en banc on January 23, 2025. The Ninth Circuit denied the Small petition for rehearing (without any judge calling for a vote) on February 19, 2025, and the mandate in that case issued

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on February 27, 2025. On March 4, 2025, the panel in Moriarty issued a memorandum disposition without hearing oral argument, vacating the district court’s summary judgment order and remanding for further proceedings. The panel’s short opinion principally relies on the Ninth Circuit’s decision in Small. The panel also denied the plaintiff’s request to certify a question to the California Supreme Court. On March 11, 2025, the plaintiff sought and obtained a 21-day extension of her deadline to file a petition for panel rehearing or rehearing en banc. That petition is now due on April 8, 2025. The plaintiff has indicated that she principally intends to (as the plaintiff did in Small) ask the full Ninth Circuit to grant rehearing only in order to certify a question to the California Supreme Court. In addition, in Pitt v. Metropolitan Tower Life Insurance Co., a case presenting a distinct question about whether the statutes apply to life insurance policies initially issued and delivered in a state other than California, the Ninth Circuit has certified that extraterritoriality question to the California Supreme Court. The plaintiff in Moriarty filed an amicus letter in Pitt urging the California Supreme Court to accept review of that extraterritoriality question, as well as the distinct causation question at issue in Moriarty. The insurer in Pitt has prepared a reply letter urging rejection of that proposal, which was filed on March 24, 2025.

The Company is also defending other actions in California involving similar issues: Allen v. Protective Life Insurance Co. and American General Life Insurance Co. (E.D. Cal.) was filed in state court on September 26, 2022. After being removed to federal court, the plaintiffs filed a motion on August 11, 2023, seeking leave to amend the complaint to add class action allegations against the Company. The case is stayed pending the resolution of appellate proceedings in Moriarty. Koch Family Insurance Trust v. American General Life Insurance Co. (C.D. Cal.) was filed in state court on May 15, 2024, and removed to federal court on June 28, 2024. Wong v. American General Life Insurance Co. (C.D. Cal.) was filed in state court on July 31, 2024, and removed to federal court on September 4, 2024. People of the State of California v. American General Life Insurance Co., et al. (Cal. Superior Court, San Diego County) was filed on October 17, 2024, against the Company, Lincoln Benefit Life Co., Everlake Life Insurance Co., and Transamerica Life Insurance Co., seeking civil penalties and equitable relief under California Business & Professions Code §§ 17200 et seq. The Company negotiated an agreement to acknowledge voluntary acceptance of service on and as of December 13, 2024. On January 27, 2025, the Company filed a demurrer to the complaint. That demurrer is set for a hearing on June 13, 2025.

These cases are in the early stages, and the Company expects their progress will be influenced by future developments in Moriarty and cases against other insurers involving the same statutes.

The Company has accrued its current estimate of probable loss with respect to these litigation matters.

Various other lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Regulatory Matters

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Other Contingencies

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments (“GFA”) when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and

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timing of any future GFA, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $39 million and $41 million for GFA at December 31, 2024 and 2023, respectively. The Company has recorded receivables of $73 million and $31 million at December 31, 2024 and 2023, respectively, for expected recoveries against the payment of future premium taxes.

During 1997 and 1998, the Company participated in a workers’ compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers’ compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers’ compensation business at both December 31, 2024 and 2023. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

At December 31, 2024 and 2023, the Company had admitted assets of $49 million and $62 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company’s financial condition.

The Company did not receive any business interruption insurance recoveries during the periods covered by this report.

22. RELATED PARTY TRANSACTIONS

Affiliate Transactions

In July 2024, the Company entered into a Variable Quota Share Coinsurance and Coinsurance with Funds Withheld Reinsurance Agreement, effective as of January 1, 2024, with Corebridge Bermuda, an affiliated insurance company organized under the laws of Bermuda. Under the agreement, the Company will cede to Corebridge Bermuda a variable quota share percentage of certain fixed indexed annuity and fixed annuity products issued subsequent to December 31, 2023.

Effective December 31, 2024, the Company entered into a combined coinsurance and coinsurance with funds withheld reinsurance agreement with Corebridge Bermuda. Under the agreement, the Company will cede to Corebridge Bermuda term life insurance policies written from January 1, 2020 to December 31, 2024 and certain structured settlement annuity contracts issued from April 1, 2012 to December 31, 2024. Additionally, the Company will cede newly issued term life insurance policies and certain structured settlement annuity contracts issued starting January 1, 2025.

On October 28, 2024, the Company and its affiliate, USL, executed a Surplus Note Agreement, the form of which was previously approved by the TDI, pursuant to which USL purchased a $500 million surplus note issued by the Company. The surplus note pays interest of 5.725% per annum and has a maturity date of October 28, 2027.

Corebridge Life Holdings issued two senior promissory notes to the Company in the amount of $150,000,000 and $200,000,000, respectively, in exchange for cash. Each of the promissory notes was supported by a guarantee issued by AIG for the benefit of the Company, with maturity dates of January 2, 2025 and January 2, 2024, respectively, and original interest rates of 2.52% and 2.40% per year, respectively. On December 30, 2019, the TDI issued a letter allowing AGL to record the total amounts due under each promissory note as an admitted asset for the period ending March 31, 2020 and in each subsequent quarter thereafter subject to certain conditions and in accordance with applicable provisions of SSAP No. 25. On August 1, 2023, the guarantee of these promissory notes was novated from AIG to Corebridge. Effective January 2, 2024, Corebridge Life Holdings amended and restated the $200,000,000 promissory note to the Company, extending the note term to January 2, 2029 and updating the interest rate to 5.314%. The amended and restated promissory note was supported by an amended and restated guarantee issued by Corebridge for the benefit of the Company. On January 8, 2024, the TDI issued a letter allowing the Company to record the total amounts due under the amended and restated promissory note as an admitted asset for the period ending March 31, 2024, and in each subsequent quarter thereafter subject to certain conditions and in accordance with applicable provisions of SSAP No. 25. Effective January 2, 2025 Corebridge Life Holdings amended and restated the $150,000,000 promissory note to the Company, extending the note term to January 2, 2030 and updating the interest

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

rate to 5.178%. The amended and restated promissory note was supported by an amended and restated guarantee issued by Corebridge for the benefit of the Company. On November 20, 2024, in recognition of the future extension of the note, the TDI issued a letter allowing the Company to record the total amounts due under the amended and restated promissory note as an admitted asset for the period ending March 31, 2025, and in each subsequent quarter thereafter subject to certain conditions and in accordance with applicable provisions of SSAP No. 25.

Effective January 1, 2011, the Company entered into a Reinsurance Agreement with AGC Life pursuant to which certain blocks of life business issued by the Company were ceded to AGC Life. The Reinsurance Agreement was non-disapproved by the TDI and Missouri Department of Commerce and Insurance (“MDCI”). Amendment 29 to the reinsurance agreement was approved by the TDI and MDCI effective December 31, 2020 to add certain term and universal life policies issued by AGL on or after January 1, 2020 to the reinsurance agreement. Amendment 29 was closed to new business as of December 31, 2021. Effective March 31, 2023, the Company recaptured certain XXX business issued from 2017 through 2019 from the treaty and concurrently ceded the business to an external reinsurer. Effective September 30, 2023, the Company recaptured certain AXXX business from the treaty issued from 2017 through 2019 and concurrently ceded the business to an external reinsurer. Effective October 1, 2023, the Company recaptured certain term and universal life business issued from 2020 through 2021 from the treaty.

Effective October 1, 2022, the Company entered into a modified coinsurance reinsurance agreement with VALIC, pursuant to which certain blocks of VALIC’s VA business were ceded to the Company. The ceded reserves and assets supporting the reserves remain on VALIC’s balance sheet, pursuant to the modified coinsurance structure. The business covered by the agreement includes substantially all of VALIC’s VA contracts, excluding those issued by VALIC in the State of New York and those that have been previously assumed (through reinsurance) by VALIC. At inception, VALIC ceded $22.9 billion of reserves and received a ceding commission of $1.5 billion from the Company representing the embedded profits in the business ceded. The majority of the initial ceding commission was recognized directly in surplus on an after-tax basis, while a portion of the ceding commission ($0.3 billion) was recognized as Commission and expense allowances on reinsurance ceded in the Summary of Operations as an offset to the related tax expense. The after-tax surplus impact will be amortized over the life of the treaty as the after-tax profits emerge on the reinsured business and will be recognized as Commission and expense allowances on reinsurance ceded in the Summary of Operations, offset by a corresponding charge to change in surplus as a result of reinsurance with no net impact on capital and surplus. After contract inception, the Company paid a ceding commission and expense allowance to reimburse VALIC for its commissions, related issue and policy administration expenses. The agreement was non-disapproved by the TDI. The agreement allows the Company and VALIC to more efficiently manage the reserve and capital requirements for their VA business.

In December 2022, the Company received capital contributions of $1.9 billion from AGC Life in connection with the Company and VALIC reinsurance transaction.

During the year ended December 31, 2024, the Company purchased and sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business.

In 2018, AGLIC Investments Bermuda Limited, a Bermuda corporation (“AGLIC Bermuda”) was formed by the Company as an investment subsidiary under Texas Insurance Code Section 823.255. The Company made capital contributions of $2 million, $11 million, and $76 million in 2024, 2023 and 2022, respectively. AGLIC Bermuda made distributions to the Company of $0 million in 2024, $738 million in 2023 and $214 million in 2022. Effective May 10, 2024, AGLIC Bermuda was dissolved.

At December 31, 2024, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II (which are managed by an affiliate) were approximately $86.4 million, $71.2 million, $61.3 million, $105.6 million, $48.9 million and $55.9 million respectively.

At December 31, 2023, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II (which are managed by an affiliate) were approximately $86.9 million, $73.8 million, $73.3 million, $142.1 million, $49.8 million and $83.7 million, respectively.

Financing Agreements

On May 17, 2022, the Company and certain of its affiliates entered into a revolving loan facility with Corebridge, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from Corebridge (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million.

At both December 31, 2024 and 2023, the Company did not have a balance outstanding under this facility.

Cut-Through Agreement

The Company and Corebridge Bermuda entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event Corebridge Bermuda becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by Corebridge Bermuda. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on Corebridge Bermuda’s books related to this agreement was approximately $280 thousand and $320 thousand for the years ending December 31, 2024 and 2023. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

74

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investments in Subsidiary, Controlled and Affiliated Entities

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2024:

(in millions)	Gross Amount	Non- admitted Amount	Admitted Asset Amount	Date of NAIC Filing

AGL Loan Investments Corporation	$24	$—	$24	NA

Corebridge Direct - SER B	2	2	—	NA

Corebridge Direct - SER A	2	2	—	NA

Corebridge Direct - Non Voting	1	1	—	NA

American Gen Annuity Svc Corp	—	—	—	NA

UG Corp Com	—	—	—	NA

AGL Alternative Holdings, LLC	266	—	266	NA

Freshwater RTC Holdings LLC	(2)	—	(2)	NA

SA Affordable Housing LLC	220	—	220	NA

SunAmerica Asset Management LLC	21	—	21	NA

Corebridge Commercial Real Estate Lending Holdings, LLC	—	—	—	NA

SunAmerica Investors 3, LP (Whitehouse Hotel LP)	65	—	65	NA

Kite Stratford Owner, LLC	32	—	32	NA

GRE LB Industrial Joint Venture II, LP	32	—	32	NA

Corebridge Europe Real Estate Fund II LR Feeder, LLC	108	—	108	NA

Bayshore PII Company LLC	10	—	10	NA

Corebridge U.S. Real Estate Fund IV Development Sidecar LP	61	—	61	NA

Corebridge U.S. Real Estate Fund III, LP	104	—	104	NA

Corebridge U.S. Real Estate Fund IV, LP	190	—	190	NA

Touchdown MGP, LLC (Varagon Wildfire Direct Management MGP, LLC)	—	—	—	NA

Corebridge Europe Real Estate Fund I S.C.SP	11	—	11	NA

Bayshore Shopping Center JV LLC	21	—	21	NA

Corebridge U.S. Real Estate Fund II, LP	74	—	74	NA

Corebridge REI LB Southeast Industrial Joint Venture, LP.	70	—	70	NA

Corebridge U.S. Real Estate Fund I, LP	(26)	—	(26)	NA

Branch Retail Partners II, LP	(3)	—	(3)	NA

Corebridge Bartlett Investor II LLC	1	—	1	NA

Corebridge Papermill Investor II LLC	1	—	1	NA

Corebridge U.S. LT Apartments JV, LP	29	—	29	NA

Total	$1,314	$5	$1,309

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AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2023:

(in millions)	Gross Amount	Non- admitted Amount	Admitted Asset Amount	Date of NAIC Filing

AGL LOAN INVESTMENTS CORPORATION	$69	$—	$69	5/7/2020

AIG Direct - SER B	1	1	—	NA

AIG Direct - SER A	1	1	—	NA

AGLIC INVESTMENTS BERMUDA LTD.	1	—	1	10/3/2020

AIG Direct - NON VOTING	1	1	—	NA

American Gen Annuity Svc Corp	—	—	—	NA

UG Corp COM	—	—	—	NA

AGL Alternative Holdings, LLC	270	—	270

SA Affordable Housing LLC	207	—	207	NA

SunAmerica Asset Management LLC	27	—	27	NA

Corebridge Commercial Real Estate Lending Holdings, LLC	2	—	2	NA

SunAmerica Investors 3, LP	65	—	65	NA

GRE LB Industrial Joint Venture II, LP	33	—	33	NA

Corebridge Europe Real Estate Fund II LR Feeder, LLC	95	—	95	NA

Bayshore PII Company LLC	9	—	9	NA

Corebridge U.S. Real Estate Fund IV Development Sidecar LP	48	—	48	NA

SPAIG North Williams, LLC	(3)	—	(3)	NA

Clinton Grand Holdings LLC	8	—	8	NA

AIG LIQUID ALTERNATIVE EQUITY ALPHA FUND, LLC	1	—	1	NA

Corebridge U.S. Real Estate Fund III, LP	154	—	154	NA

Corebridge U.S. Real Estate Fund IV, LP	179	—	179	NA

Touchdown MGP, LLC	—	—	—	NA

Corebridge Europe Real Estate Fund I S.C.SP	25	—	25	NA

Bayshore Shopping Center JV LLC	24	—	24	NA

Corebridge U.S. Real Estate Fund II, LP	102	—	102	NA

Corebridge REI LB Southeast Industrial JV LLC	74	—	74	NA

Corebridge U.S. Real Estate Fund I, LP	(26)	—	(26)	NA

Branch Retail Partners II, LP	(1)	—	(1)	NA

Corebridge Bartlett Investor II LLC	1	—	1	NA

Corebridge Papermill Investor II LLC	1	—	1	NA

Corebridge U.S. LT Apartments JV, LP	34	—	34	NA
Total	$1,402	$3	$1,399

Operating Agreements

The Company had investments in a Liquidity Pool in which funds were managed by an affiliate, Corebridge Institutional Investments, LLC (formerly known as AIG Asset Management (U.S.), LLC), in the amount of $856 million at December 31, 2023.

Pursuant to service and expense agreements, Corebridge and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to Corebridge or the affiliate providing the

76

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

service. The Company was charged $44 million, $48 million and $69 million under such agreements in 2024, 2023 and 2022, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $110 million in 2024, $119 million in 2023 and $112 million in 2022.

The majority of the Company’s Swap agreements are entered into with an affiliated counterparty, Corebridge Markets, Inc. (See Note 8).

American Home and National Union Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company (“American Home”), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.

The Company, as successor-in-interest to American General Life and Accident Insurance Company (“AGLA”) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (“SAAL”) and SunAmerica Life Insurance Company (“SALIC”) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (“AIG Life”), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (“National Union”), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life Holding, Inc. between July 13, 1998 and April 30, 2010.

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.

23. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through March 24, 2025, the date the financial statements were issued.

On March 14, 2025, Corebridge Life Holdings issued a promissory note to the Company in the amount of $250 million in exchange for cash. The promissory note was supported by a guarantee issued by Corebridge for the benefit of the Company, with a maturity date of March 14, 2032 and original interest rate of 5.35% per year.

77

Supplemental Information

78

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

(in millions)	December 31, 2024
Investment income earned:
Government bonds	$52
Other bonds (unaffiliated)	6,013
Bonds of affiliates	18
Preferred stocks (unaffiliated)	11
Common stocks (unaffiliated)	13
Common stocks of affiliates	7
Cash and short-term investments	83
Mortgage loans	1,803
Real estate	17
Contract loans	71
Other invested assets	350
Derivative instruments	64
Miscellaneous income	10
Gross investment income	$8,512

Real estate owned - book value less encumbrances	$89

Mortgage loans - book value:
Commercial mortgages	$25,527
Residential mortgages	9,935
Mezzanine loans	952
Farm Loans	27
Total mortgage loans	$36,441

Mortgage loans by standing - book value:
Good standing	$35,530
Good standing with restructured terms	571
Greater than 90 days delinquent	252
Interest overdue more than 90 days, not in foreclosure	24
Foreclosure in process	64
Total mortgage loans	$36,441

Partnerships - statement value	$6,651

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$439
Common stocks	30

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$7,566
Over 1 year through 5 years	33,741
Over 5 years through 10 years	29,643
Over 10 years through 20 years	20,603
Over 20 years	25,672
Total maturity	$117,225

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$68,096
Class 2	42,674
Class 3	3,679
Class 4	2,337
Class 5	411
Class 6	29
Total by class	$117,226

Total bonds, short-term and cash equivalent bond investments publicly traded	47,972
Total bonds, short-term and cash equivalent bond investments privately traded	69,273

Preferred stocks - statement value	$160
Common stocks - market value	234
Short-term investments - book value	200
Cash equivalents - book value	373
Options, caps and floors owned - statement value	1,481
Collar, swap and forward agreements open - statement value	181
Futures contracts open - current value	(6)
Cash on deposit	158

79

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA - (Continued)

(in millions)	December 31, 2024
Life insurance in-force:
Industrial	$679
Ordinary	89,638
Credit	—
Group	3,339

Amount of accidental death insurance in-force under ordinary policies	4,359

Life insurance policies with disability provisions in-force:
Industrial	192
Ordinary	36,710
Group life	29

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	458
Income payable	244

Ordinary - involving life contingencies:
Amount on deposit	370
Income payable	79

Group - not involving life contingencies:
Amount on deposit	1

Annuities:
Ordinary:
Immediate - amount of income payable	$1,430
Deferred, fully paid - account balance	81,004
Deferred, not fully paid - account balance	37,018

Group:
Amount of income payable	688
Fully paid - account balance	588
Not fully paid - account balance	15,027

Accident and health insurance - premiums in-force:
Other	$59
Group	—
Credit	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$13,001
Dividend accumulations - account balance	470

Claim payments in 2024
Group accident & health:
2024	$—
2023	3
2022	—
2021	—
2020	—
Prior	172

Other accident & health:
2024	1
2023	14
2022	1
2021	(79)
2020	(57)
Prior	414

80

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2024

(in millions)

1. The Company’s total admitted assets as of December 31, 2024 are $246.5 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2024 are $172 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets

a. Carlyle Group	OIA	$1,492	0.90%

b. Senior Direct Lending Program LLC	BONDS	1,273	0.70

c. AIG Global Real Estate Investment Corp	OIA	728	0.40

d. Microsoft Corporation	BONDS	605	0.40

e. Exelon Corporation	BONDS	578	0.30

f. Amazon.com, Inc.	BONDS	514	0.30

g. Duke Energy Corporation	BONDS	467	0.30

h. Southern Company, The	BONDS	444	0.30

i. American Electric Power Company, Inc.	BONDS	411	0.20

j. Sempra Energy	BONDS	408	0.20

3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks

NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$68,096	39.50%	P/RP - 1	$156	0.10%
NAIC - 2	42,674	24.80	P/RP - 2	4	—
NAIC - 3	3,679	2.10	P/RP - 3	—	—
NAIC - 4	2,337	1.40	P/RP - 4	—	—
NAIC - 5	411	0.20	P/RP - 5	1	—
NAIC - 6	29	—	P/RP - 6	—	—

4. Assets held in foreign investments:

	Amount	Percentage of Total Admitted Assets
a. Total admitted assets held in foreign investments	$28,673	16.60%
b. Foreign currency denominated investments	12,588	7.30
c. Insurance liabilities denominated in that same foreign currency	—	—

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$26,564	15.40%
b. Countries rated NAIC - 2	1,568	0.90
c. Countries rated NAIC - 3 or below	540	0.30

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AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2024

(in millions)

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$6,657	3.90%
Country 2: Cayman Islands	3,909	2.30
b. Countries rated NAIC - 2
Country 1: Mexico	512	0.30
Country 2: Indonesia	242	0.10
c. Countries rated NAIC - 3 or below
Country 1: Colombia	161	0.10
Country 2: British Virgin Islands	87	0.10

7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$12,588	7.30%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$12,584	7.30%
b. Countries rated NAIC - 2	3	—
c. Countries rated NAIC - 3 or below	1	—

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$4,889	2.80%
Country 2: Ireland	1,934	1.10
b. Countries rated NAIC - 2
Country 1: Peru	3	—
Country 2:	—	—
c. Countries rated NAIC - 3 or below
Country 1: Brazil	1	—
Country 2:	—	—

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AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2024

(in millions)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets

a.	Granite DEBTCO 9 Limited	NAIC 1 - Bonds	$281	0.20%

b.	5555143	MORTGAGE LOAN	263	0.20

c.	5555267	MORTGAGE LOAN	260	0.20

d.	5555184	MORTGAGE LOAN	250	0.10

e.	Greensaif Pipelines Bidco Sarl	NAIC 1 - Bonds	240	0.10

f.	5555239	MORTGAGE LOAN	238	0.10

g.	Silver (BREDS)	Other invested Assest	225	0.10
h.	5555187	MORTGAGE LOAN	218	0.10

i.	5555164	MORTGAGE LOAN	213	0.10

j.	5555261	MORTGAGE LOAN	206	0.10

11. Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	$1,492	0.90%
b.	AIG Global Real Estate Investment Corp	728	0.40
c.	BLACKSTONE GROUP	292	0.20
d.	SUNAMERICA INVESTMENT INC.	240	0.10
e.	Silver (BREDS)	225	0.10
f.	The Spiral	208	0.10
g.	GENERAL ATLANTIC	190	0.10
h.	Think Investments LLC	149	0.10
i.	THOMA BRAVO LLC	137	0.10
j.	TEACHERS INSUR & ANNUITY	116	0.10

83

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2024

(in millions)

14. Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets

Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$1,855	1.10%

Largest three investments held in nonaffiliated, privately placed equities:
a.	Carlyle Alternative Opportunities Fund L.P.	$333	0.20
b.	Silver (BREDS)	225	0.10
c.	The Spiral	208	0.10

Ten largest fund managers:

	Fund Manager	Total Invested	Diversified	Non- diversified
a.	AIG Global Real Estate Investment Corp	$728	$—	$728
b.	Carlyle Group	1,492	1,492	—
c.	Silver (BREDS)	225	—	225
d.	SUNAMERICA INVESTMENT INC.	240	240	—
e.	BLACKSTONE GROUP	292	292	—
f.	The Spiral	208	—	208
g.	GENERAL ATLANTIC	190	190	—
h.	TEACHERS INSUR & ANNUITY	116	116	—
i.	THOMA BRAVO LLC	137	137	—
j.	Think Investments LLC	149	149	—

15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets

a.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	$366	0.20%

b.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002930, CA	272	0.20

c.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	263	0.20

d.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555267, ESP	260	0.20

e.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555184, GBR	250	0.10

f.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555239, ESP	238	0.10

g.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002954, NY	236	0.10

h.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002917, NY	221	0.10

i.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555187, GBR	218	0.10

j.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555164, GBR	213	0.10

84

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2024

(in millions)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

	Amount	Percentage of Total Admitted Assets
a. Construction loans	$1,578	0.90%
b. Mortgage loans over 90 days past due	277	0.20
c. Mortgage loans in the process of foreclosure	64	—
d. Mortgage loans foreclosed	—	—
e. Restructured mortgage loans	571	0.30

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$48	—%	$996	0.60%	$—	—%
b. 91% to 95%	44	—	70	—	—	—
c. 81% to 90%	605	0.40	1,288	0.70	—	—
d. 71% to 80%	3,245	1.90	3,099	1.80	—	—
e. below 70%	5,994	3.50	21,026	12.20	27	—

18.  Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		Quarter	Quarter	Quarter

	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount

a. Securities lending (do not include assets held as collateral for such transactions)	$—	—%	$—	$—	$—
b. Repurchase agreements	218	0.10	3,067	1,064	4,980
c. Reverse repurchase agreements	20	—	—	—	—
d. Dollar repurchase agreements	—	—	—	—	—
e. Dollar reverse repurchase agreements	—	—	—	—	—

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AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (Continued)

DECEMBER 31, 2024

(in millions)

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written

	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. Hedging	$—	—%	$—	—%
b. Income generation	—	—	—	—
c. Other	—	—	—	—

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

			Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$879	0.50%	$801	$856	$851
b. Income generation	—	—	—	—	—
c. Replications	—	—	1,000	1,000	2,000
d. Other	—	—	—	—	—

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$112	0.10%	$59	$106	$141
b. Income generation	—	—	—	—	—
c. Replications	—	—	—	—	—
d. Other	—	—	—	—	—

86

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2024

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage

Bonds:

U.S. governments	$1,688	1.0	$1,688	$—	$1,688	1.0%

All other governments	1,809	1.1	1,809	$—	1,809	1.1

U.S. states, territories and possessions, etc. guaranteed	188	0.1	188	$—	188	0.1

U.S. political subdivisions of states, territories, and possessions, guaranteed	166	0.1	166	$—	166	0.1

U.S. special revenue and special assessment obligations, etc. non-guaranteed	4,791	2.9	4,791	$—	4,791	2.9

Industrial and miscellaneous	102,779	62.1	102,779	$—	102,779	62.1

Hybrid securities	445	0.3	445	$—	445	0.3

Parent, subsidiaries and affiliates	439	0.3	439	$—	439	0.3

Unaffiliated Bank loans	4,739	2.9	4,739	$—	4,739	2.9

Total long-term bonds	$117,044	70.8	$117,044	$—	$117,044	70.8

Preferred stocks:

Industrial and miscellaneous (Unaffiliated)	$160	0.1	$160	$—	$160	0.1

Parent, subsidiaries and affiliates	—	—	—	$—	—	—

Total preferred stocks	$160	0.1	$160	$—	$160	0.1

Common stocks:

Industrial and miscellaneous Publicly traded (Unaffiliated)	$—	—	$—	$—	$—	—

Industrial and miscellaneous Other (Unaffiliated)	209	0.1	209	$—	209	0.1

Parent, subsidiaries and affiliates Publicly traded	—	—	—	$—	—	—

Parent, subsidiaries and affiliates Other	30	—	25	$—	25	—

Mutual funds	—	—	—	$—	—	—

Total common stocks	$239	0.1	$234	$—	$234	0.1

Mortgage loans:

Farm mortgages	$27	—	$27	$—	$27	—

Residential mortgages	9,935	6.0	9,935	$—	9,935	6.0

Commercial mortgages	25,528	15.4	25,528	$—	25,528	15.4

Mezzanine real estate loans	952	0.6	952	$—	952	0.6

Total valuation allowance	(364)	(0.2)	(364)	$—	(364)	(0.2)

Total mortgage loans	$36,078	21.8	$36,078	$—	$36,078	21.8

Real estate:

Properties occupied by company	$—	—	$—	$—	$—	—

Properties held for production of income	85	0.1	85	$—	85	0.1

Properties held for sale	4	—	4	$—	4	—

Total real estate	$89	0.1	$89	$—	$89	0.1

Cash, cash equivalents and short-term investments:

Cash	$158	0.1	$158	$—	$158	0.1

Cash equivalents	373	0.2	373	$—	373	0.2

Short-term investments	200	0.1	200	$—	200	0.1

Total cash, cash equivalents and short-term investments	731	0.4	731	$—	731	0.4

Contract loans	1,168	0.7	1,144	$—	1,144	0.7

Derivatives	1,779	1.1	1,779	$—	1,779	1.1

Other invested assets	6,566	4.0	6,565	$—	6,565	4.0

Receivables for securities	86	0.1	86	$—	86	0.1

Securities Lending	—	—	—	XXX	XXX	XXX

Other invested assets	1,680	1.0	1,680	$—	1,680	1.0

Total invested assets	$165,620	100.0	$165,590	$—	$165,590	100.0%

87

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

December 31, 2024

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features. Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?

Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A

Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ ] No [ X ]		N/A

88

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES - (continued)

December 31, 2024

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a) Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(b) Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

89